UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

LivaNova PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Notice is hereby given that the 2026 Annual General Meeting (the “AGM”) of Shareholders of LivaNova PLC, a public limited company having its registered office at 20 Eastbourne Terrace, London W2 6LG, United Kingdom and incorporated in England and Wales with company number 09451374 (“LivaNova” or the “Company”), will be held as follows:
Date and Time:	Wednesday, June 10, 2026 3:00 pm British Summer Time/10:00 am Eastern Time
Virtual Meeting Site:	www.meetnow.global/MM4W4G7
Shareholders Eligible to Attend:
Shareholders of record at the close of The Nasdaq Stock Market LLC exchange on April 13, 2026 (the “Record Date”) may attend the meeting. If you plan to attend the meeting, please follow the registration instructions as outlined in this proxy statement. The meeting is a virtual meeting; no physical meeting will be held.
Members who are entitled to attend and vote are also entitled to appoint another person as a proxy to exercise all or any of their rights to attend, speak, and vote at the meeting on their behalf in respect of the ordinary shares with nominal value £1 per share (each, an “Ordinary Share”) held by them.
For information on attending and voting at the meeting and appointing a proxy, see LivaNova’s “Frequently Asked Questions about the Annual General Meeting.”

Number of Votes Outstanding:	The Company only has one class of voting share, being the Ordinary Shares. On April 13, 2026, there were 54,926,482 Ordinary Shares in issue and entitled to vote, each carrying one vote per share.

ITEMS OF BUSINESS AND BOARD VOTING RECOMMENDATIONS
No.	Proposed Resolution	Board Voting Recommendations
1
Ordinary Resolution: To elect, by separate resolution, each of the following eleven (11) directors for a term expiring at the AGM to be held in 2027 (“2027 AGM”):
a.
J. Christopher Barry

b.
Francesco Bianchi

c.
Stacy Enxing Seng

d.
William Kozy

e.
Vladimir Makatsaria

f.
Jette Nygaard-Andersen

g.
Susan Podlogar

h.
Todd Schermerhorn

i.
Brooke Story

j.
Peter Wilver

k.
Donald Zurbay

For (in respect of each nominee)
2	Ordinary Resolution: To approve, on an advisory basis, the Company’s compensation of its named executive officers (“U.S. Say on Pay”).	For
3
Ordinary Resolution: To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership (“PwC-U.S.”), as the Company’s independent registered public accounting firm for 2026.
For
4
Ordinary Resolution: To generally and unconditionally authorize the directors, for the purposes of section 551 of the Companies Act 2006 (the “Companies Act”), to exercise all powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company up to an aggregate nominal amount of £10,985,296, provided that:
(A)
(unless previously revoked, varied, or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this authority expires, make offers or agreements which would or might require shares in the Company to be allotted, or rights to subscribe for, or convert securities into, shares to be granted, after its expiry and the directors may allot shares or grant rights to subscribe for, or convert securities into, shares pursuant to such offers or agreements as if this authority had not expired; and

(B)
this authority replaces all subsisting authorities previously granted to the directors for the purposes of section 551 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect without prejudice to any allotment of shares or grant of rights already made, offered, or agreed to be made under such authorities.

For

2

No.	Proposed Resolution	Board Voting Recommendations
5
Special Resolution: Subject to the passing of resolution 4 and in accordance with sections 570 and 573 of the Companies Act, to empower the directors generally to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authority conferred by resolution 4, and/or to sell Ordinary Shares (as defined in section 560 of the Companies Act) held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act (existing shareholders’ pre-emption rights) did not apply to any such allotment or sale, provided that this power is limited to the allotment of equity securities or sale of treasury shares for cash up to an aggregate nominal amount of £10,985,296, provided that:
(A)
(unless previously revoked, varied, or renewed by the Company) this power will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this power expires, make offers or agreements which would or might require equity securities to be allotted and/or treasury shares to be sold after its expiry and the directors may allot equity securities and/or sell treasury shares pursuant to such offers or agreement as if this power had not expired; and

(B)
this power replaces (except for any power conferred by resolution 4) all subsisting powers previously granted to the directors for the purposes of section 570 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect, without prejudice to any allotment of equity securities already made, offered, or agreed to be made under such powers.

For
6
Ordinary Resolution: To approve, for the purposes of section 694 of the Companies Act, the terms of the proposed share repurchase contracts set out in Appendix A and Appendix B of this proxy statement (the “Share Repurchase Contracts”) and to authorize the Company to enter into a Share Repurchase Contract with any of the Approved Counterparties (as defined in this proxy statement) provided that:
(A)
the maximum aggregate number of Ordinary Shares that may be purchased pursuant to the Share Repurchase Contracts shall not exceed 10% of the total issued Ordinary Shares of the Company as at 5:00 pm Eastern Time on April 13, 2026 as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time; and

(B)
(unless previously revoked, varied or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the date that is fifteen (15) months after the date on which this resolution is passed, save that the Company may enter into any Share Repurchase Contract with any of the Approved Counterparties under this authority prior to its expiry and may purchase Ordinary Shares pursuant to any such Share Repurchase Contract.

For

3

No.	Proposed Resolution	Board Voting Recommendations
7
Ordinary Resolution: To approve, on an advisory basis, the United Kingdom (“UK”) directors’ remuneration report in the form set out in the Company’s UK annual report (the “UK Annual Report”) for the year ended December 31, 2025.
For
8	Ordinary Resolution: To receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2025, together with the reports of the directors and auditors thereon.	For
9	Ordinary Resolution: To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England (“PwC-UK”), as the Company’s UK statutory auditor for 2026.	For
10	Ordinary Resolution: To authorize the directors and/or the Audit and Compliance Committee to determine the remuneration of the Company’s UK statutory auditor.	For
Section 527 Notice — Website Materials
Under section 527 of the Companies Act, shareholders meeting the threshold requirements set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (1) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the meeting; or (2) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with section 437 of the Companies Act. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with section 527 or section 528 of the Companies Act. Where the Company is required to place a statement on a website under section 527 of the Companies Act, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the meeting includes any statement that the Company has been required under section 527 of the Companies Act to publish on a website.
This notice and proxy statement are being mailed or made available to shareholders on April 29, 2026.
By order of the Board of Directors,
Sarah K. Mohr
Company Secretary
London, United Kingdom
April 29, 2026
Important Notice Regarding the Availability of Proxy Materials for the AGM to be held on June 10, 2026. The Notice of Meeting (“Notice”), 2026 Proxy Statement, 2025 U.S. Annual Report on Form 10-K, and 2025 UK Annual Report are available free of charge at www.livanova.com. Website addresses given in this document and proxy statement are for informational purposes only and are not intended to be an active link or to incorporate any website information into this document or the proxy statement.

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ATTENDING THE AGM
The AGM will be a virtual meeting conducted exclusively by webcast.
You may attend the AGM if you were a shareholder of the Company as of the close of business on April 13, 2026, or if you hold a valid proxy for the AGM. To attend, vote, and submit questions during the AGM, please go to www.meetnow.global/MM4W4G7. You will also need the control number included with your proxy materials.
PLEASE VOTE. YOUR VOTE IS IMPORTANT TO US.
Please note that you will need the control number included with your proxy materials to vote in advance of or at the AGM. In advance of the AGM, please vote in one of the following ways:

Internet www.envisionreports.com/LIVN and use the 15 Digit Control Number in the shaded area of your proxy card or notice card or as directed by your broker, as the case may be	Telephone Call the number on your proxy card	By Mail Sign, date, and return your proxy card in the enclosed envelope
At the meeting, please vote by:

Attending virtually at www.meetnow.global/MM4W4G7 and using your control number to record your vote.
Additional information regarding attending the AGM and voting is included in this proxy statement starting on page 84.

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RESOLUTIONS & VOTING
Voting on a Poll
In accordance with LivaNova’s Articles of Association (“Articles”), all voting at the Company’s AGM is done on a poll.
Ordinary and Special Resolutions
The Companies Act specifies a number of matters that must be effected by special resolution of a company’s shareholders. A resolution passed on a poll taken at a meeting is passed as a special resolution if it is passed by the affirmative vote of a majority of 75% (or more) of the total votes cast by members who, being entitled to vote, do so virtually at the meeting, by proxy or in advance of the meeting. At the AGM, there is one special resolution to be voted upon (Proposal 5). All other resolutions at the AGM are ordinary resolutions. These resolutions will pass on a poll at the AGM if they are passed by the affirmative vote of a simple majority of the total votes cast by members who, being entitled to vote, do so virtually at the meeting or by proxy or in advance of the meeting.
Abstentions
Under English law, an abstention is not a vote in law and will not be counted in the calculation of the proportion of votes “for” or “against” the resolution.
Broker Non-Votes
If you are a beneficial owner and hold shares through an account with a bank or broker, your shares may be voted by the bank or broker if you do not provide voting instructions. Brokerage firms have the authority under the New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions on routine matters. When a matter is not routine and the brokerage firm has not received voting instructions from the beneficial owner, the brokerage firm cannot vote the shares on that matter. This is called a broker non-vote. The resolutions that are considered routine are the ratification of the selection of the independent registered public accounting firm for both the United States (“U.S.”) and the UK, the authorization to grant authority to allot shares, the authorization to grant power to disapply pre-emption rights, the approval of the proposed repurchase contracts and the authorization to enter into a share repurchase contract with any of the Approved Counterparties, and the authorization of the remuneration of the UK auditor. All of the other resolutions proposed at the AGM are non-routine matters, and broker non-votes will not be counted as “for” or “against” such non-routine matters.
Possible Selections on the Ballot
You can vote “for” or “against” a resolution. Each of these votes will have legal effect under English law in that they count as votes cast. An abstention, indicated by electing “abstain,” is not a vote under English law as indicated above.
Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements may be identified by words like “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee,” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements in this proxy statement include, but are not limited to, statements regarding individual and Company performance objectives and targets.
These and other forward-looking statements are based on LivaNova’s beliefs, assumptions, and estimates using information available to the Company at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this proxy statement can be found in the Company’s periodic reports on file with the U.S. Securities and Exchange Commission (“SEC”). The forward-looking statements speak only as of the date of this proxy statement and undue reliance should not be placed on these statements. LivaNova disclaims any intention or obligation to publicly update or revise any forward-looking statements, unless required by applicable securities laws. This cautionary statement is applicable to all forward-looking statements contained in this document.

6

Proxy Summary | Page 8
Board Composition | Page 9
Approach to Executive Compensation | Page 10
Corporate Governance | Page 11
Overview
Role of the Board of Directors
Board Committees
Board Governance and Oversight
Sustainability | Page 20
Human Capital Management
Valuing People
Code of Ethics and Business Conduct
Shareholder Engagement | Page 22
Communication with Directors
Board of Directors | Page 23
Board Qualifications and Refreshment
Director Nominees
Director Compensation
Executive Officers | Page 32
Executive Compensation | Page 33
Compensation Discussion & Analysis
Elements of Compensation
Compensation Tables
Pay Versus Performance Disclosure | Page 65
Notice Proposals to be Acted Upon at the AGM | Page 71
Proposal No. 1 — Election of Directors
Proposal No. 2 — Advisory (Non-Binding) Vote to Approve Executive Compensation (U.S. Say on Pay)
Proposal No. 3 — Ratification of the Appointment of PwC-U.S. as the Company’s Independent Registered Public Accounting Firm
Proposal No. 4 — Ordinary Resolution to Grant Authority to Allot Shares
Proposal No. 5 — Special Resolution to Grant Power to Disapply Pre-Emption Rights
Proposal No. 6 — Approval of Forms of Share Repurchase Contracts and Counterparties
Proposal No. 7 — Advisory Vote to Approve the UK Directors’ Remuneration Report
Proposal No. 8 — To Receive and Adopt the UK Annual Report and Accounts
Proposal No. 9 — Re-appointment of PwC-UK as the Company’s UK Statutory Auditor
Proposal No. 10 — Authorization of the Directors and/or the Audit and Compliance Committee to Determine the Remuneration of PwC-UK in its Capacity as UK Statutory Auditor
Other Information | Page 81
Frequently Asked Questions | Page 84
Appendix A — Form of Share Repurchase Contract | A-1
Appendix B — Form of Rule 10b5-1 Repurchase Plan | B-1

7

PROXY SUMMARY
This summary highlights information described in greater detail later in this proxy statement. Please read the proxy statement in its entirety and do not rely on this summary to give you the information you need to make an informed decision on the proposals presented for your consideration.
Governance Highlights
LivaNova is committed to good corporate governance, which promotes the long-term interests of the Company’s shareholders and strengthens Board and management accountability. Many of LivaNova’s enhanced corporate governance practices reflect feedback from the Company’s shareholders and other stakeholders.
Highlights of LivaNova’s corporate governance practices include the following:
☑
Annual Board and Committee Self-Evaluations.

The Board, along with each of its committees, conducts a self-evaluation of its performance on an annual basis.
☑
Regular Review of Key Governance Documents.

Review of committee charters and Corporate Governance Guidelines at least annually.
☑
Regular Executive Sessions.

All regularly scheduled Board and committee meetings include an opportunity for the non-executive directors to meet without management present.
☑
Robust Code of Ethics and Business Conduct.

Provides the foundation for how directors and employees represent the Company.
☑
Annual Election of Directors.

All directors stand for election on an annual basis.
☑
Majority Voting in Uncontested Director Elections.

All director nominees must receive an affirmative vote of the majority of votes cast in an uncontested election. In the event a director nominee fails to receive an affirmative majority vote for re-election, the Board shall resolve whether such director should remain a director in accordance with the Articles.
☑
Separate CEO and Independent Chair of the Board (“Chair”).

Separate CEO and Chair positions to better serve the current needs of the Board and the Company by allowing the CEO to focus their attention on driving business performance rather than Board governance.
☑
Financial Literacy and Expertise of All Members of the Audit and Compliance Committee.

All director nominees who are Audit and Compliance Committee (“AC Committee”) members are “audit committee financial experts” under the rules of the SEC.
8

BOARD COMPOSITION
The members of LivaNova’s Board of Directors represent a broad range of expertise, experience, viewpoints, and backgrounds, as well as a mix of tenure and service on the Board, as reflected in the following Board composition snapshot.
LivaNova’s Board and the Company are focused on ensuring a diverse Board and, accordingly, highlight diversity as a key criterion for consideration in the selection of new directors. In addition to this focus, pursuant to its charter, the Nominating and Corporate Governance Committee (“NCG Committee”) must include at least one woman and at least one member of an underrepresented minority in every pool of potential nominees. The graphs below reflect LivaNova’s self-identified diversity for its current Board members, as of April 29, 2026.
Gender	Independence

Director Tenure	Diversity

Average tenure being 5 years and 4 months

9

APPROACH TO EXECUTIVE COMPENSATION
Our executive compensation program is designed to ensure that the Company is able to recruit and retain key executive officers who can drive the Company’s success and align the interests of its executive officers, including the Company’s named executive officers (“NEOs”), with those of shareholders. In addition, the executive compensation program motivates the Company’s NEOs to perform at their highest level, take appropriate risks, and create shareholder value.
With input from the Company’s independent compensation consultant, Pearl Meyer, the Compensation and Human Capital Management Committee (“CHCM Committee”) routinely assesses the Company’s executive compensation practices to determine whether any enhancements are advisable.
To achieve the objectives of the Company’s executive compensation program as described above, the CHCM Committee structures the executive compensation program to:
☑
Target NEO pay within a competitive range of the market median to attract, motivate, develop, and retain talented executive officers with the skills and experience to ensure its long-term success;

☑
Use multiple pay and award vehicles that work together to reward performance and retain talent, while driving shareholder value;

☑
Pay a substantial portion of each NEO’s compensation as variable pay contingent upon the achievement of the Company’s business objectives;

☑
Balance the components of compensation so that short-term (annual) and long-term (multi-year) performance objectives are measured to keep executive officers focused on critical strategic and operational objectives, both short-term and long-term;

☑
Require NEOs to have a meaningful ownership interest in the Company with share ownership requirements; and

☑
Vest equity awards over time to promote retention and mitigate risk.

10

CORPORATE GOVERNANCE
LivaNova is committed to effective corporate governance and high ethical standards. The following highlights the Company’s governance practices, which are covered in greater detail in the following pages.
Board Independence	• Ten of LivaNova’s eleven current directors are independent. • LivaNova’s CEO is the only management director. • The Board holds regular executive sessions of independent directors.
Board Composition
•
Four of the Company’s current directors are female and seven are male.

•
Mr. Zurbay was appointed in September 2025 as an independent director.

•
Ms. Nygaard-Andersen is up for election at the 2026 Annual General Meeting.

Board Committees
•
LivaNova has three committees:

◦
Audit and Compliance

◦
Compensation and Human Capital Management

◦
Nominating and Corporate Governance

•
All of the members of the Company’s committees are independent.

•
The Company conducts annual Board and committee evaluations and an annual review of committee charters.

Leadership Structure
•
LivaNova’s Chair and CEO are separate roles.

•
The Chair, who is independent, presides over all executive sessions of the Board and engages frequently with members of the Company’s Board and executive management team.

Risk Oversight
•
LivaNova’s Board has primary responsibility for oversight of enterprise risk management, with the standing committees supporting the Board by overseeing risks related to their respective areas of oversight, including cybersecurity, compensation, human capital management, succession planning, and sustainability.

Director Stock Ownership
•
Directors are required to hold meaningful equity ownership positions in the Company (five times the annual base salary for the CEO and five times the annual cash retainer for all non-executive directors).

•
A meaningful portion of director compensation is in the form of Company equity.

•
Directors are prohibited from hedging, pledging, or using Company stock as collateral.

Accountability to Shareholders
•
LivaNova uses majority voting in director elections.

•
All of the Company’s directors are elected each year.

•
The Company does not have a shareholder rights (“poison pill”) plan.

•
Since the past proxy season, LivaNova has engaged with the majority of the Company’s top 30 shareholders, who represented approximately 65% of the Company’s register as of December 31, 2025.

•
LivaNova conducts an annual advisory say on pay vote.

•
The Company retains the ability to claw back awards in specified situations through the LivaNova Compensation Recoupment Policy and Incentive Clawback Policy.

11

ROLE OF THE BOARD OF DIRECTORS
The Board oversees management as it operates the business and ensures the interests of shareholders are served. The Board provides guidance over the Company’s regular and nonrecurring business transactions, as required, and is also responsible for assessing the effectiveness of the Company’s organizational structure and systems and for evaluating the Company’s overall performance.
Board Meetings and Attendance
The Board held seven meetings during the year ended December 31, 2025. Each of the directors attended at least 75% of the total number of Board meetings and meetings of the committees on which they served. While the Company does not have a formal policy on director attendance at LivaNova’s AGM, six out of ten of LivaNova’s then-serving directors attended the Company’s 2025 AGM.
Board Leadership Structure
The directors may at any time elect and remove a director as the Chair. The director appointed as Chair presides at all meetings of the Board at which they are present. LivaNova’s Board of Directors is currently led by a non-executive and independent Chair, Mr. Kozy. Currently, LivaNova does not have a policy requiring that the positions of the Chair and CEO be held by different persons. The Board believes that it is in the best interest of the Company and its shareholders for the Board to make a determination on whether to separate or combine the roles of Chair and CEO based upon the Company’s circumstances at any particular point in time. The Company’s Corporate Governance Guidelines state that whenever the Chair is also the CEO or is a director who does not otherwise qualify as an independent director, the independent directors will elect from among themselves a Lead Director of the Board.
At the present time, the positions of the Chair and CEO are separated because the Board currently believes that this structure better serves the needs of the Board and the Company by allowing the CEO to focus their attention on driving business performance rather than Board governance.
The Chair establishes the agenda for each Board meeting in consultation with the CEO and with the assistance of the Company Secretary. Each Board member has time to review the agenda prior to the meeting and is free to suggest that other items be included on the agenda and to raise any subject that is not on the agenda during the meeting.
The non-executive, independent directors have an opportunity to meet in private sessions at least quarterly and hold at least two executive sessions during the year. The Chair, or the Lead Director as the case may be, is responsible for conducting any such executive sessions.
BOARD COMMITTEES
LivaNova’s Board of Directors has three standing committees: Audit and Compliance (the “AC Committee”); Compensation and Human Capital Management (the “CHCM Committee”); and Nominating and Corporate Governance (the “NCG Committee”). Each committee is comprised entirely of independent directors, and each committee is governed by a written charter that is approved by the Board. These charters, which are reviewed at least annually, form an integral part of the Company’s corporate governance policies, and a copy of each charter is available on LivaNova’s website at www.livanova.com.
12

AUDIT AND COMPLIANCE COMMITTEE
Committee Members: Todd Schermerhorn (Chair) | J. Christopher Barry | Francesco Bianchi | Peter Wilver | Donald Zurbay
Meetings: Eight scheduled meetings in 2025.
Report: The AC Committee Report is on pages 73-74 of this proxy statement
Under its charter, the AC Committee’s key responsibilities include:
•
Reviewing the Company’s accounting, financial reporting, and disclosure processes, and the audit of the Company’s consolidated financial statements;

•
Reviewing with management and the independent auditors the Company’s internal controls over financial reporting and disclosure controls and procedures (including reporting structures);

•
Reviewing the actions the Company takes to comply with its internal accounting and control policies, as well as external financial, legal, and regulatory requirements;

•
Reviewing the Company’s internal audit function;

•
Reviewing the process by which cybersecurity risks are managed;

•
Reviewing the Company’s compliance function and related policies, procedures, and programs which are designed to promote and monitor legal, ethical, and regulatory compliance;

•
Reviewing and approving the AC Committee Report for inclusion in the Company’s annual proxy statement, the UK Annual Report, or other similar public document;

•
Reviewing the qualifications and independence of the Company’s independent auditors who are engaged for the purpose of auditing its consolidated financial statements and issuing an audit report for inclusion in the Company’s annual report on Form 10-K;

•
Reviewing and discussing with the Company’s independent auditors and management the Company’s quarterly, consolidated financial statements and the related disclosure to be included in the Company’s quarterly report on Form 10-Q;

•
Reviewing the UK Annual Report and Accounts and advising the Board as to whether taken as a whole, they are fair, balanced, and understandable and provide the information necessary for shareholders to assess the Company’s performance, business model, and strategy;

•
Selecting, subject to required shareholder approvals, LivaNova’s independent auditors and evaluating their performance; and

•
Selecting, retaining and compensating any assurance provider engaged for legally required assurance of sustainability disclosures.

The AC Committee periodically meets separately with management, including the Chief Financial Officer, the Head of Internal Audit, the Chief Legal Officer, the Chief Compliance Officer, and representatives of the Company’s independent auditors (or equivalent roles) and may invite such individuals to meetings, as it deems appropriate, to assist in carrying out its duties and responsibilities.

13

COMPENSATION AND HUMAN CAPITAL MANAGEMENT COMMITTEE
Committee Members: Stacy Enxing Seng (Chair) | Francesco Bianchi | Susan Podlogar | Peter Wilver
Meetings: Six scheduled meetings in 2025.
Report: The CHCM Committee Report is on page 52 of this proxy statement.
Under its charter, the CHCM Committee’s key responsibilities include:
•
Determining and approving the goals and objectives applicable to the compensation of the CEO, evaluating the CEO in light of those goals and objectives at least annually, and determining and approving the CEO’s compensation based on this evaluation;

•
Determining and approving the compensation of all other executive officers;

•
Developing and reviewing with the Board plans for succession and talent development of the Company’s non-CEO executive officers;

•
Overseeing the Company’s policies and strategies, and periodically reviewing risks, trends, and key metrics related to human capital management, including with respect to employee engagement, pay equity, workplace culture, talent development and talent pipeline, and workforce composition and compensation;

•
Approving the achievement of performance goals for short-term and long-term incentive plans in relation to executive officer compensation;

•
Reviewing and approving incentive compensation plans and equity-based plans and, where appropriate or required, recommending such plans for shareholder approval;

•
Approving employment agreements and severance arrangements or plans for executive officers;

•
Administering (including adopting, amending, and terminating) incentive compensation and equity-based plans;

•
Supporting the Company on sustainability-related disclosures relevant to human capital management;

•
Reviewing and discussing with management and overseeing the preparation of the Compensation Discussion and Analysis to be included in appropriate regulatory filings and determining whether to recommend to the Board that the Compensation Discussion and Analysis be included in such filings;

•
Submitting to the Board and shareholders for their approval a directors’ remuneration policy every three years, or in any year that there is a material change relative to the prior year, or if shareholder approval was not achieved when last submitted;

•
Producing the CHCM Committee Report for inclusion in the Company’s annual proxy statement or annual report on Form 10-K, as well as the Remuneration Report in the UK Annual Report;

•
Reviewing, approving the adoption of or revision to, and administering any recoupment policy that allows the Company to “claw back” compensation received by executive officers of the Company and to monitor compliance therewith;

•
Determining stock ownership guidelines for directors and executive officers and monitoring compliance with such guidelines;

•
Reviewing director compensation and benefits at least annually; and

•
Monitoring the Company’s incentive compensation arrangements to assess whether they promote appropriate risk-taking.

14

NOMINATING & CORPORATE GOVERNANCE COMMITTEE
Committee Members: Dr. Sharon O'Kane (Chair) | J. Christopher Barry | Brooke Story
Meetings: Ten scheduled meetings in 2025.
Under its charter, the NCG Committee is responsible for, among other things:
•
Determining the qualifications, qualities, skills, and other expertise required to be a director;

•
Administering the process for identifying candidates for membership on the Board, including the inclusion of at least one woman and at least one member of an underrepresented minority in every slate of potential nominees, developing criteria for Board and committee memberships, and recommending and recruiting director nominees;

•
Evaluating the independence and other standards applicable to service on the Board and its committees, including whether each AC Committee member is financially literate and whether the AC Committee has at least one “audit committee financial expert”;

•
Evaluating and recommending changes, as appropriate, to Board and committee size, composition, and chair and committee structure; and administering the process for regular Board and committee self-evaluations;

•
Developing and recommending corporate governance principles and policies to LivaNova’s Board;

•
Overseeing the Company’s corporate governance practices and procedures and reviewing such procedures at least annually;

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Reviewing annually and recommending, for Board approval, a succession plan in respect of the CEO;

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Overseeing the Company’s policies and strategies, and periodically reviewing risks and opportunities, trends, and key metrics related to sustainability matters, including with respect to environmental matters (including climate), social matters (including human rights and supply chain), and governance matters (including the governance of sustainability matters by the Company); and

•
Reviewing and discussing with management, as appropriate, the Company’s sustainability reporting and disclosure processes and statements for inclusion in public disclosures on sustainability-related matters and recommending such disclosures to the Board for approval where Board approval is required by law.

Pursuant to their charters, each committee has the authority, at the Company’s expense, to retain professional advisors, including legal, accounting, or other consultants, to advise it in connection with the exercise of its duties and responsibilities.

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Board Governance and Oversight
Succession Planning
Succession planning is a top priority for the Board and LivaNova’s management team. The Board and management proactively address succession planning with the objective of maintaining a pipeline of qualified leaders for the immediate future and the long term. The Board has delegated the responsibility for CEO succession planning to the NCG Committee and non-CEO executive officer succession planning to the CHCM Committee. The NCG Committee’s succession planning process is conducted in the context of the challenges and opportunities facing LivaNova, the skills and expertise likely to be required by the Company in the future, and the goal of achieving the benefits of diversity in its widest sense. This process enables the Board to address both longer-term, planned transitions, such as retirements or role changes, as well as shorter-term, unexpected openings. Furthermore, the CHCM Committee develops and reviews with the Board plans for succession and talent development of the Company’s non-CEO executive officers. Similar processes to those described above, led by the relevant management team, occur within each of LivaNova’s business units and functions.
Board Independence
The NCG Committee of the Board is empowered by its charter to make recommendations regarding all determinations of independence required under Nasdaq rules or other applicable laws and regulations, including, but not limited to, determinations as to which directors qualify as independent directors, non-employee directors, and “audit committee financial experts” as defined by U.S. securities laws.
Under the Nasdaq listing rules, a majority of the members of LivaNova’s Board must qualify as “independent directors.” An “independent director” for Nasdaq purposes is a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
The NCG Committee evaluated all relevant transactions and relationships between each director and director nominee, and any of their family members, and the Company, management, and the Company’s independent registered public accounting firm. Based on this evaluation, the NCG Committee determined that all the directors and director nominees, other than Mr. Makatsaria, LivaNova’s CEO, are “independent” as is defined in the Nasdaq listing standards and under U.S. securities laws.
The Board has also determined that all members of the AC Committee meet additional, heightened independence criteria applicable to audit committee members under the Nasdaq listing rules and the applicable rules of the SEC. The Board has further determined that all members of the AC Committee possess financial sophistication and qualify as “audit committee financial experts” as defined in Item 407(d)(5)(ii) of Regulation S-K.
Finally, the NCG Committee has determined that all members of the CHCM Committee meet heightened independence criteria applicable to CHCM committee members under the Nasdaq listing rules and qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.
Board Evaluation Process
Pursuant to the Company’s Corporate Governance Guidelines and committee charters, the Board conducts an annual self-evaluation to determine whether the Board and its committees are functioning effectively, a process which is overseen by the NCG Committee. With respect to the 2025 self-evaluation process, each member of the Board completed a comprehensive questionnaire, which contained both multiple choice and open-ended questions, at the end of 2025 to assess the overall performance and effectiveness of the Board, its respective committees, and its chairs and to identify key themes and potential opportunities for continuous improvement. Responses were compiled on an aggregated, anonymous basis for each committee and for the overall Board. The Chair also conducted individual follow-up discussions with each director. The Board evaluation process culminated in an executive-session discussion with the full Board regarding the Board’s self-evaluation, led by

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the Chair. Separately, each committee also considered its results. The self-evaluation process provides the Board and its committees with actionable feedback to enhance their respective performance and effectiveness.
Board Role in Risk Management
Per the Company’s Corporate Governance Guidelines, the Board has primary responsibility for oversight of enterprise risk management, with the standing committees supporting the Board by overseeing risks related to their respective areas of oversight as follows:
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The AC Committee oversees the integrity of the financial reporting of the Company and its compliance with applicable legal and regulatory requirements. It also oversees LivaNova’s internal controls and compliance activities. The AC Committee regularly discusses the Company’s major financial and business risk exposures and certain contingent liabilities, and the steps management has undertaken to monitor and control such exposures. The AC Committee also has responsibility for the oversight of the management of cybersecurity risks and is regularly briefed by the Company’s Chief Information Security Officer (“CISO”) regarding such risks, as discussed further below. Additionally, the AC Committee selects, retains and compensates the assurance providers engaged for any legally required assurance of sustainability disclosures. The AC Committee also selects, retains and compensates the registered public accounting firms engaged for the purpose of preparing or issuing an audit report or auditing the Company’s financial disclosures.

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The CHCM Committee oversees risks relating to LivaNova’s compensation policies and practices and other human capital management policies and strategies.

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The NCG Committee oversees risks relating to succession planning and governance structures in addition to risks and opportunities, trends, and key metrics related to sustainability matters. Additionally, the NCG Committee, as appropriate, reviews and discusses with management the Company’s sustainability reporting and disclosure processes and statements for inclusion in public disclosures on sustainability-related matters and recommends such disclosures to the Board for approval where Board approval is required by law. The NCG Committee also reviews any assurance of sustainability disclosures, the adequacy and effectiveness of the Company’s sustainability reporting processes, and the Company’s internal controls over sustainability reporting with management, the internal audit function, and any assurance provider. The NCG Committee receives quarterly updates on the Company’s sustainability efforts in addition to related industry trends.

Furthermore, all three committees liaise among each other for the furtherance of sustainability-related matters and disclosures. For example, the NCG Committee liaises with the CHCM Committee regarding the Company’s human capital management and disclosures on human capital management insofar as these relate to the Company’s own workforce. The AC Committee liaises with the NCG Committee in regard to the selection and independence evaluation of the Company’s assurance provider engaged for legally required assurance of sustainability disclosures.
Management oversees the assessment, monitoring, and mitigation of risks that arise in the course of LivaNova’s business. As part of the Company’s enterprise risk management procedures, LivaNova consults with subject matter experts and outside consultants, as appropriate, to review and optimize the Company’s processes. On a semi-annual basis, a risk register assessment is compiled from various functions throughout the organization. This assessment examines short- and intermediate-term risks, with higher risk ratings for more immediate, severe risks, applying countermeasures with more frequent deadlines and assessments of efficacy. The top risks facing the Company are then reviewed and considered during the Company’s Executive Leadership Team’s meetings on a regular basis. In addition, the CFO, CLO, CAO, CCO, CISO, and Internal Audit team are key personnel responsible to the Board and/or the AC Committee for the planning, assessment, and reporting of risks. The Board is regularly kept apprised of these matters in the context of strategic planning discussions, business and financial updates, and general Company and functional updates over the course of the year.
Compensation Risk Management
LivaNova’s executive compensation program is designed to motivate the Company’s executive officers and reward them for their performance during the fiscal year and over the long term. While it is also designed to

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encourage the Company’s executive officers to take appropriate risks toward achieving LivaNova’s long-term financial and strategic growth objectives, the following characteristics of LivaNova’s executive compensation program are intended to reduce the possibility of excessively risky business decisions that could maximize short-term results at the expense of long-term value:
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Balanced Mix of Pay Components. The target compensation mix is not overly weighted toward annual incentive awards and represents a balance of base salary, annual short-term incentive compensation in the form of a cash bonus, and long-term equity-based compensation vesting over multiple years or cliff-vested based on long-term performance objectives;

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Bracketed Incentive Awards. Annual cash bonuses for LivaNova’s CEO can be as little as 0%, but no more than 225% of base salary, per the Company’s remuneration policy;

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Stock Ownership Guidelines. LivaNova’s executive officers and directors are subject to stock ownership guidelines which set a minimum amount of equity ownership (five times the annual base salary for the CEO, three times the annual base salary for the other executives, and five times the annual cash retainer for all non-executive directors); and

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Performance Assessments. Compliance and ethical behaviors are integral factors considered in all performance assessments.

The Company also closely examines its broader compensation policies and actual compensation practices for all employees, to assess whether those compensation policies or practices create unreasonable risks. Management conducts the initial risk assessment before presenting potential plans to the CHCM Committee for its review and, in the case of executive officers, its approval. The CHCM Committee believes that the mix and design of the elements of the Company’s compensation program are appropriate and incentivize executive officers and key employees to establish and achieve goals that benefit the Company and its shareholders over the long term.
Cybersecurity Risk Management
LivaNova’s enterprise risk management process consists of risk identification, evaluation, control and monitoring, and documentation. LivaNova’s Board of Directors oversees risk management within the Company, and the legal and compliance teams work in tandem to provide the framework to identify and reduce risks that may materially impact the Company’s business. As part of the enterprise risk management process, regular inquiries and discussions are held with, among others, the CISO, Chief Information Officer, Vice President of Digital Health and Chief Privacy Officer, as well as their respective teams to review the cybersecurity risk landscape.
As part of LivaNova’s cyber resiliency strategy, and in an effort to mitigate potential cybersecurity risks, the Company employs various measures, including employee security awareness training, systems monitoring, testing and maintenance of protective systems, and contingency plans. In addition, the CISO manages a structured cybersecurity incident response program where periodic simulation exercises are performed to prepare and train the Company’s cybersecurity incident responders. The Company deploys multiple security processes, tools, and security architectures to help bolster its defense detection capabilities. LivaNova regularly evaluates itself for appropriate business continuity and disaster recovery planning, with test scenarios that include simulations and penetration tests.
In addition, LivaNova routinely engages with third-party service providers to evaluate its security controls, whether through penetration testing, security assessments, or consulting on best practices to address evolving cyber threats. The Company receives threat intelligence from industry peers, government agencies, industry-specific information sharing and analysis centers, and cybersecurity associations. The Company relies heavily on its supply chain to deliver products and services to its customers, and a cybersecurity incident at a supplier, subcontractor, or service provider could adversely impact the Company. The Company assesses third-party cybersecurity controls through its cybersecurity program and includes security and privacy addendums to its contracts where applicable.
As codified in its charter, the AC Committee is responsible for reviewing the processes by which cybersecurity risks are managed and reporting any issues that arise out of such reviews to the Board. The CISO provides key

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security updates and metrics to the AC Committee on a quarterly basis, and directly to the Chair of the AC Committee on a case-by-case basis, as needed, at any time during the quarter. The AC Committee reviews these reports, which include, among other things, external events impacting the Company, cybersecurity incidents, and evaluations of user readiness to address cybersecurity incidents. Notwithstanding the Company’s approach to cybersecurity, LivaNova may not be successful in preventing or mitigating future cybersecurity incidents that could have a material adverse effect on the Company. While LivaNova maintains cybersecurity insurance, the costs related to cybersecurity threats or disruptions may not be fully insured. For more information regarding the Company’s Cybersecurity Risk Management, Strategy, and Cyber Governance, please see “Item 1C. Cybersecurity” in LivaNova’s U.S. Annual Report on Form 10-K for the year ended December 31, 2025.
Compensation and Human Capital Management Committee Interlocks
No member of the CHCM Committee is now, or at any time has been, employed by or served as an executive officer of the Company or any of its subsidiaries, or has had any substantial business dealings with the Company or any of its subsidiaries. None of LivaNova’s executive officers currently serves, or served in the year ended December 31, 2025, on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on LivaNova’s Board or CHCM Committee.
Insider Trading Policy
The Company has an Insider Trading Policy that governs the purchase, sale, and/or other disposition of the Company’s securities by directors, officers, employees, consultants, and contractors of the Company. LivaNova believes that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to the Company. A copy of the Insider Trading Policy was filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Prohibitions on Hedging and Pledging
Additionally, the Company’s Insider Trading Policy provides that the Company’s employees and directors, and the family members of those individuals, may not engage in hedging transactions of any type concerning Company securities, including, without limitation, puts, calls, equity swaps, collars, exchange funds, prepaid variable forwards, or other financial instruments or derivative securities. The Company’s Insider Trading Policy also prohibits the pledging of any Company securities by the Company’s employees, directors, and their family members. Pledging is an activity in which the borrower of funds uses securities as a form of collateral to secure the funds it borrows or takes from the lender.
Related Party Transactions
The Company recognizes that related party transactions present a heightened risk of conflicts of interest or the perception of such a conflict. Under the Company’s written Related Party Transaction Policy, related party transactions, including those covered by Item 404(a) of Regulation S-K, may be consummated, or may continue only if the AC Committee approves or ratifies the transaction in accordance with the guidelines set forth in the aforementioned policy.
Pursuant to the Company’s Related Party Transaction Policy, the CLO and Company Secretary or their designee(s) (each, a “Responsible Officer”) is expected to report each qualifying related party transaction, together with a summary of the material facts, to the AC Committee for consideration at its next regularly scheduled meeting. The AC Committee is then expected to conduct, to the extent reasonably practicable, prior review of the relevant facts and circumstances and either approve or disapprove the transaction.
In determining whether to approve or, if necessary, ratify a qualifying related party transaction, the AC Committee takes into account, among other factors it deems appropriate: (1) whether the transaction was undertaken in the ordinary course of business of the Company; (2) whether the transaction was initiated by the Company, a subsidiary, or the related party; (3) whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an

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unrelated third party; (4) the purpose and potential benefits to the Company of the related party transaction; (5) the approximate dollar value of the transaction, particularly as it relates to the related party; (6) the related party’s interest in the transaction; and (7) any other information regarding the transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.
In addition, in connection with any approval or ratification of a qualifying related party transaction involving a non-executive director or nominee for director, the AC Committee considers whether such transaction would compromise such director’s status as: (1) an independent director under the rules of the NASDAQ Stock Market LLC; (2) a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if such non-executive director serves on the CHCM Committee; or (3) an independent director under Rule 10A-3 of the Exchange Act, if such non-executive director serves on the AC Committee. The AC Committee may approve or ratify the transaction only if it determines in good faith that, under all the circumstances, the transaction is in the best interests of the Company and its shareholders.
If the Responsible Officer determines that it is impractical or undesirable to wait until the next AC Committee meeting to evaluate the related party transaction, the Chair of the AC Committee may review and approve the transaction in accordance with the procedures set forth in the policy. In such cases, any such approval (and the rationale for such approval) must be reported to the AC Committee at its next regularly scheduled meeting.
If the Company becomes aware of a related party transaction that has not been approved under the policy, the AC Committee must review the transaction and, if the AC Committee determines it is appropriate, ratify it at its next regularly scheduled meeting. In any case where the AC Committee determines not to ratify the transaction that has been commenced without approval, it may direct additional actions, including, but not limited to, immediate discontinuation or rescission of the transaction, or modification of the transaction to make it acceptable for ratification.
In the fiscal year ended December 31, 2025, there were no related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K, and no such transactions are currently proposed.
Availability of Governance Documents
LivaNova’s Corporate Governance Guidelines, charters of the committees of the Board, and Code of Ethics and Business Conduct are available on LivaNova’s website and in print to any shareholder upon request. To access these documents from the Company’s website, go to
www.livanova.com/en-us/about-us/corporate-governance. Requests for a printed copy should be addressed to LivaNova PLC, 20 Eastbourne Terrace, London, England W2 6LG, Attention: Company Secretary.
Sustainability
By delegation of the Board, the NCG Committee oversees sustainability-related matters. The Company’s sustainability governance structure includes regular engagement with the Executive Leadership Team and coordinated efforts among the Sustainability Team, Sustainability Delivery Groups, the Sustainability Task Force, and cross-functional business leaders. The Sustainability Delivery Groups focus on specific sustainability projects and are composed of representatives from relevant sites and functions, according to project needs. The Sustainability Task Force is a broader, cross-functional forum comprised of vice presidents and key stakeholders who meet regularly to receive and discuss updates from the Sustainability Team and the Sustainability Delivery Groups, to raise awareness, align on priorities, and provide support as appropriate. Cross-functional business leaders integrate sustainability into their regular decision-making and reporting processes, as relevant. Collectively, these cross-functional groups monitor and support the Company to meet regulatory requirements and expectations from stakeholders including patients, employees, healthcare professionals, suppliers, distributors, and investors.
LivaNova maintains an integrated sustainability program that embeds sustainability into governance, risk management, and operational decision-making across the business. LivaNova’s sustainability commitment and associated actions are integrated into the Company’s strategic initiatives and plans for business continuity

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and are foundations upon which to grow its climate risk resilience, leverage climate-related opportunities, and create long-term shareholder value.
In April 2026, LivaNova published its Climate-related Financial Disclosure (“CFD”), which is incorporated into LivaNova’s 2025 UK Annual Report. The CFD outlines the Company’s climate-related risks and opportunities along with associated impacts and actions to mitigate risks and leverage opportunities, to evaluate the resilience of LivaNova’s business model. The Company’s enterprise risk management framework was used as part of the process to reassess climate-related risks and opportunities across various time zones. For additional information, please refer to the Company’s 2025 UK Annual Report which is available on the Company’s Investor Relations page on the Company’s website.
In addition, LivaNova annually updates and publishes the Company’s Board-approved Carbon Reduction Plan, which includes the Company’s 2050 net zero commitment. An updated Carbon Reduction Plan was approved by the Board in April 2026 and is currently published on LivaNova’s website.
Human Capital Management
As of December 31, 2025, LivaNova had approximately 3,300 employees worldwide, representing more than 80 nationalities and located in 34 countries. These employees are crucial in achieving the Company’s mission “to create ingenious medical solutions that ignite patient turnarounds.” LivaNova encourages its employees to act by LivaNova’s four human imperatives of empowered accountability, constructive collaboration, curious mindset, and thoughtful humility. These human imperatives are not just what LivaNova believes, but how the Company expects its employees to operate to deliver LivaNova’s vision of “changing the trajectory of lives for a new day.”
Maintaining a culture that embodies LivaNova’s values and mission is of the utmost importance. The Company aims to foster a culture of continuous learning wherein open and direct employee communication is valued. The Board’s committees each oversee elements of the Company’s culture associated with their area of responsibility:
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The NCG Committee oversees the Company’s material sustainability and governance matters. Additionally, the NCG Committee annually reviews the CEO succession plan.

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The CHCM Committee oversees policies and strategies related to human capital management and periodically reviews risks, trends, and key metrics relating to human capital management, including with respect to employee engagement, pay equity, workplace culture, talent development and pipeline, and workforce composition and compensation. The CHCM Committee also reviews and approves equity-based plans and compensation arrangements, including performance goals, for the Company’s executive officers. Furthermore, the CHCM reviews and recommends for approval any changes to the Company’s director compensation program.

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The AC Committee reviews LivaNova’s ethics and compliance program, including related policies, procedures, and programs designed to promote and monitor legal, ethical, and regulatory compliance. In addition, the AC Committee regularly receives updates on the Company’s culture of integrity and the tone set by LivaNova’s leadership.

In addition to the Board committees’ oversight of the Company’s culture, the full Board also oversees elements of LivaNova’s culture. For example, the Company regularly conducts employee engagement surveys, called LivaNova4You, to measure overall employment engagement and satisfaction and to provide actionable data regarding potential opportunities for improvement. The survey results are reviewed by the Board and the Executive Leadership Team, who are both committed to improving employee satisfaction in relation to the culture of the Company. Furthermore, the Board regularly receives “talent” updates from the Chief Human Resources Officer at its quarterly meetings.
Valuing People
LivaNova values diversity and welcomes all employees and partners regardless of their race, gender, nationality, ethnic origin, religion, age, or sexual orientation. LivaNova embraces diverse perspectives, experiences and

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backgrounds, knowing that they enrich LivaNova’s collaborative culture and drive its success as a Company. The Company is committed to maintaining a workplace free from discrimination, bullying, intimidation, and harassment.
LivaNova also supports internal diversity affinity initiatives, including the Multi-Generation Network and Women in Sales, where employees convene to discuss topics that promote diversity in the workplace. In addition to the aforementioned groups, the LivaNova Women’s Network operates a mentorship program created by women and for women that facilitates pairings between mentors and mentees in the U.S. and Latin America. Topics range from career and financial advice to performance management and connection to the Company’s strategy. These programs provide members with new perspectives, more personalized development, and an opportunity to network with other women across the organization.
The Company’s senior leadership team monitors and reviews available information regarding LivaNova’s diversity profile periodically over the course of the year. The CHCM Committee receives similar reports regularly. In relation to director onboarding, LivaNova’s Corporate Governance Guidelines require that Board candidates bring diversified attributes to the Board, which encompass gender, race, ethnicity, geography, professional experience, national origin, sexual orientation, life experience, skills, and tenure, among others. In addition to having diversity highlighted generally as a key criterion for consideration in the selection of new directors, pursuant to its charter, the NCG Committee must include at least one woman and at least one member of an underrepresented minority in every slate of potential nominees.
Code of Ethics and Business Conduct
The Code of Ethics and Business Conduct (the “Code”) applies to all directors, officers, and employees of the Company. The Code is intended to enhance understanding of the Company’s standards of ethical business practices and values, provide clarity as to how to address ethical issues that may arise, guide interactions with patients and healthcare professionals, and provide information surrounding LivaNova’s marketing and promotional practices. The Code is designed to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts; full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; compliance with applicable governmental laws, rules, and regulations; the prompt internal reporting of violations of the Code; and accountability for adherence to the Code, while deterring wrongdoing. A copy of the Code is available on LivaNova’s website at www.livanova.com/en-us/about-us/corporate-governance. Any change to, or waiver from, the Code will be disclosed as required by applicable securities laws, which disclosure may occur on the Company’s website or by filing a Form 8-K.
The Company also has a Compliance Program, which includes written policies and procedures, training/education, and ongoing monitoring to ensure effective implementation and maintenance of the program across the Company. In addition, the Company has a Third-Party Code of Conduct that embraces the key principles of the International Labour Organization’s fundamental conventions, because the Company believes that its business can only succeed where the rights of all workers in the value chain of the business are protected and respected. The Company also has a Global Employee Privacy Notice with respect to the rights of an individual to protect their personal information and a Global Anti-Discrimination and Anti-Harassment Policy to ensure that all LivaNova colleagues can thrive in an inclusive workplace free from all forms of harassment.
Shareholder Engagement
LivaNova is committed to engagement with the Company’s shareholders on executive compensation and corporate governance matters. Since the past proxy season, LivaNova’s Investor Relations team has engaged with the majority of the Company’s top 30 shareholders, representing approximately 65% of the Company’s register as of December 31, 2025. Throughout 2025, management met with shareholders and potential shareholders on topics including but not limited to Company performance, innovation, existing and future products, clinical data and milestones, human capital management, and executive compensation. In November 2025, LivaNova held an Investor Day where Company management presented the Company’s comprehensive strategic roadmap and long-range financial plan directly to investors and analysts. Management

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also attended six healthcare conferences throughout the year, and participated in one-on-one and group investor meetings, which included fireside chats.
LivaNova values the perspectives of its shareholders and works to frequently engage with them in meaningful dialogue. The Company values the insights gained from these interactions and finds them to be helpful even when points of view vary.
Communication with Directors
Any shareholder or other party interested in communicating with members of the Board, any of its committees, the independent directors as a group, or any of the independent directors individually may send written communications to LivaNova PLC, 20 Eastbourne Terrace, London, England W2 6LG, Attention: Company Secretary or to company.secretariat@livanova.com. Any communications received in writing are forwarded to the Board, committee, or any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, or illegal; does not reasonably relate to the Company or its business; or is inappropriate. The Company Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. The Board will endeavor to promptly respond to all appropriate communications and encourages all shareholders and interested persons to use the aforementioned email or mailing address to send communications relating to the Company’s business to the Board and its members.
BOARD OF DIRECTORS
Board Qualifications and Refreshment
The selection process for directors is set out in LivaNova’s Corporate Governance Guidelines and in the charter of the NCG Committee. These documents are available at www.livanova.com/en-us/about-us/board-of-directors. The charter authorizes the NCG Committee to determine the qualifications, qualities, skills, and other expertise required to be a director but also sets out certain minimum qualification requirements:
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high ethical behavior;

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accomplishments within their respective fields;

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relevant business and financial expertise and experience;

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sound business judgment; and

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diversity, including with respect to gender, race/ethnicity, geography, professional experience, skills, and tenure, with the charter of the NCG Committee requiring that every slate of directors to be considered include at least one woman and at least one underrepresented minority.

The NCG Committee is responsible for recommending director nominees to the Board, including re-nomination of current directors. In forming their recommendations, the NCG Committee places particular emphasis on the necessary skills for the Board. To that end, the NCG Committee conducts an annual skills analysis and considers that exercise, as well as the results of the Board and its committees’ annual self-assessments, in the context of the Company’s strategic plan, in order to identify the skills and expertise required to lead the Company now and in the future. The combined skills analysis and self-assessments ultimately help to inform the NCG Committee of (1) the qualifications, qualities, skills, and other expertise (in addition to the minimum requirements set out above) desired at this juncture in the Company’s development and (2) the relevant considerations associated with Board succession planning, all of which help to drive the NCG Committee’s recommendations for director nominees.
The Board does not have formal term or age limits. While term limits may foster fresh ideas and viewpoints, the Board believes that term limits fail to acknowledge the contribution of directors who have been able to develop, over time, increased insight into the Company and its operations and, therefore, provide significant contributions to the Board as a whole. As an alternative to term limits, the NCG Committee reviews each director’s continued tenure on the Board annually. The Company’s Corporate Governance Guidelines provide that the Board will consider rotation of the Chair and committee chairs periodically and when it deems appropriate. As part of its

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evaluation, the Board reviews all relevant circumstances, including expertise required for the role, qualifications of a successor, and applicable laws and listing standards, to balance the benefits of rotation against the benefits of continuity.
The NCG Committee may consider candidates for LivaNova’s Board from any reasonable source, including from a search firm engaged by the NCG Committee and shareholder recommendations subject to the procedures set forth below and the full procedures identified in the Company’s Corporate Governance Guidelines. Any invitation to join the Company’s Board is extended by the Board and by the Chair of the NCG Committee.
Mr. Zurbay’s appointment to the Board in September 2025 was the result of a recommendation to the NCG Committee by a third-party executive search firm, which was engaged by the NCG Committee to assist in the identification and recruitment of a new independent director. Mr. Zurbay was subsequently vetted by the third-party executive search firm and was interviewed by each member of the Board. After reviewing Mr. Zurbay’s qualifications and skills, discussing his potential nomination at several meetings, and meeting with him, the NCG Committee voted unanimously to recommend Mr. Zurbay as a director of the Board based on his CEO and CFO leadership experience, expertise in finance, accounting, and strategy, and deep knowledge in the healthcare industry.
Ms. Nygaard-Andersen’s nomination to the Board was the result of a recommendation to the NCG Committee by a third-party executive search firm engaged by the NCG Committee to assist in the identification and recruitment of a new independent director. Ms. Nygaard-Andersen was subsequently vetted by the third-party executive search firm and interviewed by each member of the Board. After reviewing Ms. Nygaard-Andersen’s qualifications and skills and discussing her potential nomination at several meetings, the NCG Committee voted unanimously to recommend Ms. Nygaard-Andersen as a nominee for election to the Board based on her extensive MedTech governance, CEO leadership experience, proven track record of driving transformation and strategic M&A across global, highly regulated businesses, and deep international and public company board expertise.
Although LivaNova does not have a formal policy with regard to the consideration of any director nominees recommended by shareholders, a shareholder or group of shareholders may recommend potential candidates for consideration. The Company does not have such a policy because the NCG Committee believes that it can adequately evaluate any such nominees on a case-by-case basis.
Nominees for consideration by the NCG Committee may be sent in writing to the Office of the Company Secretary, by mail at 20 Eastbourne Terrace, London W2 6LG, United Kingdom, not less than 90 nor more than 120 days prior to the first anniversary of the AGM in the previous year. The written nomination must include all information relating to such director nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or otherwise required, pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected. In addition, the nomination must include:
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the nominating shareholder’s or shareholders’ name(s) and address(es) as they appear on the Company’s books;

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the class and number of shares beneficially owned by the nominating shareholder(s);

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a description of all agreements, arrangements, and understandings between such shareholder(s), each proposed director nominee, and any other person or persons (including their names) in connection with the nomination;

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any other information relating to such shareholder(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies pursuant to Regulation 14A under the Exchange Act; and

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to the extent known by the shareholder(s) giving notice, the name and address of any other shareholder(s) supporting the election of the nominee.

From time to time, the NCG Committee may request additional information from the nominee or the nominating shareholder(s). Potential nominees suggested by shareholders are evaluated by the NCG Committee in the same manner as other potential candidates.

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Director Nominees
LivaNova’s Articles provide that the number of directors shall be ten unless otherwise decided by the Board. Upon the recommendation of the Company’s NCG Committee, the Board has nominated the eleven individuals named below to serve as directors until the 2027 AGM or their earlier resignation or removal. All directors are elected annually.
J. CHRISTOPHER BARRY Independent | Age 54 | Director since 2023

Chris Barry served as Executive Vice President and Group President, Medical Surgical at Solventum, a health care company that was spun off from 3M, from March 2024 to December 2025. He previously served as CEO and a member of the board of NuVasive, Inc., a medical technology company focused on spine technology innovation, from 2018 to 2023, at which point, NuVasive, Inc. was acquired by Globus Medical. From 2015 to 2018, Mr. Barry served as Senior Vice President and President of Surgical Innovations at Medtronic after Medtronic acquired Covidien, and, prior to Covidien’s acquisition, Mr. Barry spent more than 15 years in increasing commercial and executive leadership roles at Covidien, rising to vice president of sales for energy-based devices. Mr. Barry has a Bachelor of Science degree in Environmental Science from Texas Tech University.

Committees: Audit and Compliance; Nominating and Corporate Governance Former Public Company Directorships During the Past Five Years: NuVasive, Inc. (NUVA)

Director Skills: Mr. Barry is a former senior executive in the medical device industry with substantial experience in medical device technologies, international business strategy, and mergers and acquisitions. He has robust general management experience and expertise in corporate governance matters. He is also an audit committee financial expert.

FRANCESCO BIANCHI Independent | Age 69 | Director since 2015

Francesco Bianchi serves as Chair of Seven Capital Partners S.r.l., a financial consulting firm, a position he assumed in June 2018. He previously served as the Chief Executive Officer of Seven Capital Partners and has been with the firm since 2013. Mr. Bianchi has over 30 years of mergers and acquisitions and strategic advisory experience working for well-recognized international financial institutions, including JPMorgan Chase (Paris), Morgan Grenfell (London), Citi (Milan), and Bankers Trust (Milan), where he served in various roles including general manager and head of the mergers and acquisitions and corporate finance division. He also headed the strategic planning division of Banca-Intesa S.p.A. in Italy and abroad. Mr. Bianchi earned a degree in Economic Sciences with honors from the University of Florence and is a Chartered Accountant.

Committees: Audit and Compliance; Compensation and Human Capital Management

Director Skills: Mr. Bianchi has an extensive professional background working in strategy and mergers and acquisitions. As a former executive leader and current Chair of a financial consulting firm, Mr. Bianchi has vast expertise in global business strategy, compensation analysis, and corporate governance. He is also an audit committee financial expert.

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STACY ENXING SENG Independent | Age 61 | Director since 2019

Stacy Enxing Seng has served as an Operating Partner with Lightstone Ventures, a venture capital group focused on medical technology and biotechnology-related investments, since 2016. Prior to joining Lightstone Ventures, Ms. Enxing Seng was with Covidien, a global healthcare products company, as its President, Vascular Therapies (2011 to 2014) and President, Peripheral Vascular (2010 to 2011). Ms. Enxing Seng joined Covidien in 2010 through the $2.6 billion acquisition of ev3 Incorporated (ev3), where she was a founding member and executive officer, responsible for leading its Peripheral Vascular division (2001 to 2010). Prior to ev3, Ms. Enxing Seng held positions of increasing responsibility with Boston Scientific, SCIMED, Baxter, and American Hospital Supply. She holds a BA in Public Policy from Michigan State University and an MBA from Harvard University.

Committees: Compensation and Human Capital Management (Chair) Former Public Company Directorships During the Past Five Years: Hill-Rom Holdings, Inc. (HRC); Sonova Holding AG (SONVY)

Director Skills: As a former senior executive responsible for a worldwide business unit of a major medical device company, Ms. Enxing Seng has extensive experience in strategy, marketing, sales, innovation, and mergers and acquisitions in the medical device industry. She also has experience with human capital management matters and compensation analysis.

WILLIAM KOZY Chair | Independent | Age 74 | Director since 2018

William Kozy is the Chair of LivaNova. Mr. Kozy previously served as Interim Chief Executive Officer of LivaNova from April 2023 to February 2024. Mr. Kozy retired from Becton, Dickinson and Company, a global medical technology company, in 2016 where Mr. Kozy served as Executive Vice President and Chief Operating Officer from 2011 to 2016. During his time at Becton Dickinson, he was responsible for all worldwide businesses of the company with leadership emphasis on profitable revenue growth and talent development. At Becton Dickinson, he also served as a member of the corporate leadership team and in various executive roles since 1988, including head of BD Medical (2009 to 2011), President of the BD Biosciences segment (2006 to 2009), President of BD Diagnostics (2002 to 2006), and Senior Vice President of Company Operations (1998 to 2002). Mr. Kozy holds a BA from Kenyon College.

Committees: None Former Public Company Directorships During the Past Five Years: Cooper Companies, Inc. (COO)

Director Skills: As a seasoned executive with more than 40 years of experience with global medical device companies, Mr. Kozy has extensive expertise in executive leadership, innovation, operations, manufacturing, and enterprise resource planning implementation as well as relevant experience in global strategy, mergers and acquisitions, technology, and product development. Additionally, Mr. Kozy has in-depth experience in investor engagement and relations and corporate governance matters such as succession planning.

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VLADIMIR MAKATSARIA Chief Executive Officer | Age 53 | Director since 2024

Vladimir Makatsaria is Chief Executive Officer and a Board Member of LivaNova. Prior to LivaNova, he worked for 27 years at Johnson & Johnson (“J&J”), a multinational pharmaceutical and medical technologies corporation, in executive leadership roles, spanning various technologies and geographies. He most recently served as Company Group Chairman at J&J MedTech where he led Ethicon, a global leader in the surgical technologies market. Other executive positions throughout his J&J tenure include leading J&J China, J&J MedTech APAC, and Ethicon EMEA, among others. He also served on the Ethicon, DePuy, and total MedTech global leadership teams. He served as Chairman of the Board of the Asia Pacific Medical Technology Association and as an Advisory Board Member to Singapore Management University. Mr. Makatsaria holds three degrees from the University of Minnesota: a bachelor’s degree in Physiology, an MBA, and a master’s in Healthcare Administration.

Committees: None

Director Skills: Mr. Makatsaria has extensive experience in executive leadership roles within global medical device companies. He is an inquisitive leader with a variety of leadership experience, ranging from startups to managing a global $10 billion business. Mr. Makatsaria has considerable international experience and is credited as being a key component in establishing culture, talent, and innovation transformations in his previous positions.

JETTE NYGAARD-ANDERSEN Independent | Age 57 | Director Nominee

Jette Nygaard-Andersen serves as Chair of the Board of Danish medical device company, Coloplast A/S (“Coloplast”), a position she assumed in May 2025. She has served as a Non-Executive Director of Coloplast since 2015, including as Chair of its Remuneration and Nomination Committee and as a member of its Audit Committee. Prior to her current role as Chair of the Board of Coloplast, Ms. Nygaard-Andersen served as Chief Executive Officer and Executive Director of Entain Group PLC (“Entain”), a large sports betting and gaming company, from 2021 to 2023 after serving as a Non-Executive Director of Entain from 2019 to 2021. During her time as Chief Executive Officer at Entain, she led a comprehensive strategic and operational transformation of the business, delivering significant revenue and EBITDA growth, and overseeing numerous strategic acquisitions. Before joining Entain, Ms. Nygaard-Andersen spent 16 years at Modern Times Group AB, a Nasdaq Nordic-listed European media, entertainment, and gaming group, where she progressed through a series of senior executive positions, serving as Chief Operating Officer and, subsequently, as Chief Executive Officer of multiple business units. Earlier in her career, she served as Senior Managing Director at Accenture, leading the firm’s Telecommunications, Media, and Technology & Strategy practice. She holds a Master of Science degree in Business Administration, with a concentration in Finance, from the University of Copenhagen, where she graduated with distinction.

Other Current Public Company Directorships: Coloplast (CLPBY)

Director Skills: As the Chair of the Board of a global medical technology company and a seasoned chief executive with more than 25 years of leadership experience across complex, highly regulated, international businesses, Ms. Nygaard-Andersen brings to the Board a combination of active MedTech governance expertise and executive leadership. Ms. Nygaard-Andersen has a demonstrated track record of driving enterprise-wide transformation in demanding operating environments, including through governance strengthening, technology enablement, and disciplined capital allocation, and her extensive experience overseeing strategic mergers and acquisitions across multiple industries and geographies provides applicable expertise in business development. She brings deep international perspective, having led organizations spanning the United States, Europe, and emerging markets, and she has broad public company board experience, including long-standing service on the audit, remuneration, and nomination committees of a major publicly traded global company.

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SUSAN PODLOGAR Independent | Age 62 | Director since 2024

Susan Podlogar served as the Executive Vice President, Chief Human Resources Officer at MetLife, a global insurance company, from July 2017 until her retirement in June 2024. Prior to MetLife, Ms. Podlogar spent 16 years at Johnson & Johnson in various leadership roles, including Global Head, Human Resources Medical Devices; Global Head of Total Rewards and Head Human Resources for Europe, the Middle East, and Africa; and Global Head, Human Resources and Communications Pharmaceutical R&D. Early career highlights include positions with Bayer Pharmaceutical, Bristol-Myers Squibb, and William M. Mercer. She holds an MBA from the University of South Florida and a bachelor’s degree with a double major in Labor and Industrial Relations and Business Administration from the University of Wisconsin-Parkside.

Committees: Compensation and Human Capital Management Other Current Public Company Directorships: Tevogen Bio Holdings, Inc. (TVGN)

Director Skills: As a former Chief Human Resources Officer of a global organization, Ms. Podlogar has a keen understanding of the evolving dynamics of the global business landscape, with expertise in human capital management, innovative and strategic leadership, cultural transformation, and compensation analysis.

TODD SCHERMERHORN Independent | Age 65 | Director since 2020

Todd Schermerhorn served as the Senior Vice President and Chief Financial Officer of C. R. Bard, Inc., a multinational developer, manufacturer, and marketer of life-enhancing medical technologies, from 2003 until his retirement in 2012. Prior to that, he had been Vice President and Treasurer of C. R. Bard (1998 – 2003). From 1985 to 1998, Mr. Schermerhorn held various other management positions with C. R. Bard. Mr. Schermerhorn received a BS from the University of Lowell and an MBA from Babson College.

Committees: Audit and Compliance (Chair) Other Current Public Company Directorships: The Travelers Companies, Inc. (TRV)

Director Skills: As a former Chief Financial Officer of a global medical technology company, Mr. Schermerhorn has significant public company and financial reporting and investor and public relations experience. Mr. Schermerhorn is also an audit committee financial expert.

BROOKE STORY Independent | Age 54 | Director since 2022

Brooke Story serves as Separation and Integration Lead at Becton, Dickinson and Company, a position she assumed in June 2024. She previously served as the Worldwide President, Surgery at Becton, Dickinson and Company from July 2023 to March 2024 and Worldwide President, Integrated Diagnostics Solutions at Becton, Dickinson and Company from April 2021 to July 2023. Prior to that, Ms. Story spent 15 years at Medtronic, where she held a variety of roles in finance, sales, and business unit leadership, culminating in her tenure as President, Pelvic Health and Gastric Therapies. Ms. Story began her career in sales at Johnson & Johnson and as a consultant for Accenture. Ms. Story holds a BS in Industrial Engineering from the University of Tennessee and an MBA from the University of Michigan.

Committees: Nominating and Corporate Governance
Other Current Public Company Directorships: PolyPid Ltd. (PYPD)
Former Public Company Directorships During the Past Five Years: Sigilon Therapeutics (SGTX)

Director Skills: Ms. Story is a seasoned senior executive with expertise in international business strategy and operations in the highly regulated medical technology industry. Throughout her career, she has led complex, high-value mergers and acquisitions with a strong track record of strategic execution and value creation and has excelled in helping large medical device corporations inspire teams, mentor and develop talent, and deliver economic value.

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PETER WILVER Independent | Age 66 | Director since 2022

Peter Wilver served as Senior Vice President and Chief Financial Officer of Thermo Fisher Scientific Inc., a leading provider of laboratory products and services, from November 2006 to July 2015 and as Executive Vice President and Chief Administrative Officer from August 2015 until his retirement in March 2017. He served as Vice President and Chief Financial Officer of Thermo Electron from 2004 to 2006 and as Thermo Electron’s Vice President, Financial Operations from 2000 to 2004. Before joining Thermo Electron, Mr. Wilver held financial leadership roles at Honeywell International, Grimes Aerospace Company, and General Electric Company. Mr. Wilver holds a BS in Business Administration in Accounting from The Ohio State University and is a Certified Public Accountant.

Committees: Audit and Compliance; Compensation and Human Capital Management
Former Public Company Directorships During the Past Five Years: Baxter International Inc. (BAX); CIRCOR International, Inc. (CIR); Evoqua Water Technologies Corp. (AQUA); and Shoals Technologies Group, Inc. (SHLS)

Director Skills: As a former Chief Financial Officer of a publicly traded multinational company, Mr. Wilver has significant public company experience in financial reporting, investor relations, strategic planning, business development, compensation planning, and strategy formation and execution. Mr. Wilver is also an audit committee financial expert.

DONALD ZURBAY Independent | Age 58 | Director since 2025

Donald Zurbay has more than 30 years of experience in finance and accounting, including 20 years spent in leadership positions within the global healthcare industry. Most recently, he served as President and Chief Executive Officer of Patterson Companies, Inc., a global healthcare company, from October 2022 to May 2025. Prior to that, Mr. Zurbay served as the Chief Financial Officer (CFO) of Patterson from June 2018 to October 2022. Prior to Patterson, he worked in various leadership roles for St. Jude Medical, a global medical device company, culminating in his role as CFO. Mr. Zurbay’s other earlier corporate experience includes tenures at PricewaterhouseCoopers, The Valspar Corporation, and Deloitte & Touche. Mr. Zurbay holds a bachelor’s degree in Business Accounting from the University of Minnesota.

Committees: Audit and Compliance Other Current Public Company Directorships: Sight Sciences, Inc. (SGHT) Former Public Company Directorships During the Past Five Years: Silk Road Medical., Inc. (SILK)

Director Skills: Mr. Zurbay brings extensive executive leadership experience in the healthcare industry, with a strong background in finance, accounting, and strategic transactions. His expertise spans global operations and strategy, investor relations, and advancing science, technology, and innovation. In addition, he has public board experience, further strengthening his governance and strategic oversight capabilities. He is also an audit committee financial expert.

Director Compensation
Overview.
The CHCM Committee reviews the total compensation paid to the Company’s non-executive directors on an annual basis. The purpose of the review is to ensure that the level of compensation is appropriate to attract, motivate, develop, and retain a diverse group of directors with the breadth of experience necessary to perform the Board’s duties and to compensate LivaNova’s directors fairly for their services. The review includes the consideration of qualitative and comparative factors. To ensure directors are compensated relative to the scope of their responsibilities, the CHCM Committee considers the factors set out in the Company’s remuneration policy which governs payments to all directors, including non-executive directors. Some of the factors considered include the time and effort involved in preparing for Board and committee meetings and the additional duties assumed by committee chairs, the Chair (if a non-executive director) and the Lead Director (if the Chair is an executive director); the level of continuing education required to remain informed of broad corporate governance trends and material developments relevant to strategic initiatives within the Company; and the compensation paid to directors at a peer group of companies as determined by the CHCM Committee with advice from its independent compensation consultant. Following its review, the CHCM Committee recommends any proposed changes to non-executive director compensation to the Board for approval.

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2025 Director Compensation.
Non-executive directors who served on the Company’s Board received the following fees paid in cash for their service on the Board in 2025:
From January 2025 until the 2025 AGM:
•
annual Board retainer fee of $60,000 ($135,000 for the Chair)

•
annual committee chair fees:

◦
$20,000 (NCG Committee)

◦
$20,000 (CHCM Committee)

◦
$30,000 (AC Committee)

•
annual committee member fees (for members other than the committee chairs):

◦
$8,000 (NCG Committee)

◦
$8,000 (CHCM Committee)

◦
$15,000 (AC Committee)

Effective at the time of the 2025 AGM, (i) the annual Board retainer for the Company’s non-executive directors was increased by $10,000 to $70,000 ($145,000 for the Chair); (ii) the member fees for the NCG and CHCM committees increased by $2,000 to $10,000, respectively; and (iii) the fair value of the annual stock award for the Company’s non-executive directors was increased by $5,000 to $185,000 ($260,000 for the Chair) each to reflect a more appropriate mix of cash and equity per benchmarking data and the advice of the Company’s independent compensation consultant, Pearl Meyer. No other changes were made to the committee chair and member fees.
The following table sets forth a summary of the compensation due to the non-executive directors in the year ended December 31, 2025:
Name	Fees Earned in Cash ($)	Stock Awards ($)(1)	Total ($)
William Kozy	140,522	259,963	400,485
J. Christopher Barry	89,626	184,962	274,588
Francesco Bianchi	89,626	184,962	274,588
Stacy Enxing Seng	85,522	184,962	270,484
Dr. Sharon O’Kane	85,522	184,962	270,484
Susan Podlogar	74,626	184,962	259,588
Todd Schermerhorn	95,522	184,962	280,484
Brooke Story	74,626	184,962	259,588
Peter Wilver	89,626	184,962	274,588
Donald Zurbay(2)	27,486	141,901	169,387

(1)
Amounts reflect the full grant date fair value of RSUs granted in 2025 computed in accordance with FASB ASC Topic 718, rather than the amounts paid to or realized by the named individual. The Company provides information regarding the assumptions used to calculate the value of all stock awards and option awards made to its directors in “Note 13. Stock-Based Incentive Plans” in the Company’s U.S. Annual Report on Form 10-K for the year ended December 31, 2025. The RSUs shown in the table will generally vest on the earlier of (i) the anniversary of the grant date and (ii) the date of a Change in Control (as defined in the relevant RSU agreement). As of December 31, 2025, all RSU awards reflected in the column were unvested. The stock award values shown above correspond to 4,042 RSUs, except for Mr. Kozy, who received 5,681 RSUs, and Mr. Zurbay, who received a pro-rated grant award of 2,560 RSUs in connection with his appointment to the Board on September 4, 2025.

(2)
Mr. Zurbay joined the Board effective September 4, 2025. Accordingly, his director’s fees and stock awards for 2025 are pro-rated.

2026 Director Compensation.
Based on benchmarking data and upon the advice of its independent compensation consultant, Pearl Meyer, the CHCM Committee recommended that the Board adjust the compensation for non-employee directors to better align with market practices.

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In February 2026, the Board approved these changes, effective as of the Company’s 2026 Annual General Meeting. Specifically, the Board determined that it was in the best interests of shareholders to increase the equity retainer for all non-chair directors, eliminate the premium to the equity retainer for the Chair, and increase the premium to the cash retainer for the Chair.
As approved, each director, including the Chair, will receive an annual equity award in the form of restricted stock units with a grant-date fair value of $190,000, an annual Board retainer of $70,000 ($160,000 for the Chair), and applicable committee chair and member fees. No other changes were made to director compensation in 2026.

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EXECUTIVE OFFICERS
Name	Age	Position
Vladimir Makatsaria	53	Chief Executive Officer
Alex Shvartsburg	56	Chief Financial Officer
Natalia Kozmina	54	Chief Human Resources Officer
Stephanie Bolton	44	President, Global Epilepsy
Franco Poletti	64	President, Cardiopulmonary
Ahmet Tezel	51	Chief Innovation Officer
Vladimir Makatsaria’s biographical information is set forth under “Director Nominees.”
Alex Shvartsburg joined LivaNova in September 2017 as Vice President, Finance, Strategy & Innovation (September 2017 to January 2020) and then became Vice President, Corporate Finance & Chief Financial Officer, International Markets (January 2020 to November 2020). He assumed the role of Interim Chief Financial Officer in November 2020 and became CFO in July 2021. Prior to joining the Company, Mr. Shvartsburg was Chief Financial Officer/Chief Operating Officer of Caligor Coghlan Pharma Services (f/k/a CaligorRx), a global provider of clinical supply services (June 2016 to September 2017); Vice President, Finance Genetic Science Division at Thermo Fisher Scientific (January 2014 to June 2016); and Sr. Finance Director, Mergers & Acquisitions with Life Technologies (June 2012 to January 2014). Over the course of twenty years, Mr. Shvartsburg held positions of increasing responsibility in finance with Johnson & Johnson. Mr. Shvartsburg holds a BS in Accounting from Drexel University — College of Business and Administration and an MBA from La Salle University.
Natalia Kozmina joined LivaNova in January 2025 as Chief Human Resources Officer (CHRO). Ms. Kozmina has more than 25 years of leadership experience in the MedTech and life sciences sectors in Fortune 100 and FTSE 100 companies. Prior to joining LivaNova, she served as Executive Vice President, CHRO and ESG Stewardship of Convatec Group PLC, a global medical products and technologies company (June 2020 to July 2024) and served in senior human resources leadership roles for Iron Mountain and Smiths Group PLC. She started her career in the pharmaceutical industry as a scientist followed by commercial and general management leadership roles with Abbott and Bristol-Myers Squibb (formerly DuPont-Merck). In April 2024, Ms. Kozmina joined the Board of London-based Carclo PLC as a Non-Executive Director where she chairs the Remuneration Committee and is a member of the Audit and Risk and Nomination committees. Ms. Kozmina holds an undergraduate degree in Chemistry from M.V. Lomonosov Moscow State University, a postgraduate degree in Chemistry from The Ohio State University, and an MBA from The University of Chicago’s Booth School of Business.
Stephanie Bolton is the President, Global Epilepsy at LivaNova, a position she assumed in May 2023. She joined Cyberonics, Inc., one of LivaNova’s two legacy companies, in April 2011 as a Senior Territory Manager, Epilepsy (March 2011 to April 2014) and, over her tenure at LivaNova, assumed several senior sales leadership positions. After serving as a Senior Territory Manager, she took on the role of Country Manager, UK and Ireland (April 2014 to September 2016), UKI Vice President (September 2016 to February 2018), and North Europe Vice President (February 2018 to October 2019). In October 2019, Ms. Bolton was appointed President, Europe (October 2019 to February 2021) and later became the President of LivaNova’s International Region (February 2021 to May 2023) before she assumed her current role as President, Global Epilepsy, pursuant to which she is responsible for creating, communicating, and implementing the organization’s vision, mission, and overall direction by leading all business operational functions as it relates to the global epilepsy business. Prior to joining LivaNova, Ms. Bolton spent over a decade working at various pharmaceutical companies, including Sankyo Pharma, Otsuka Pharmaceuticals, and UCB Pharma, holding positions of increasing responsibility in the
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sales and product space. Ms. Bolton currently serves as the Vice Chair for the Association of British HealthTech Industries. Ms. Bolton graduated with Honors from Coventry University with a Bachelor of Science degree in Physiology.
Franco Poletti is the President, Cardiopulmonary at LivaNova, a position he assumed in July 2024. Mr. Poletti joined Sorin Group, one of LivaNova’s two legacy companies, more than 30 years ago. Over the last 20 years, Mr. Poletti has held several senior leadership positions within the Company, including Global Product Manager (January 1991 to March 2004); Vice President, Sales, Europe and Japan (January 2008 to December 2012); Vice President, Sales, Europe (January 2013 to September 2016); Vice President, Sales, Cardiopulmonary Europe (February 2018 to August 2023); and Interim President, Cardiopulmonary (August 2023 to July 2024). Mr. Poletti also managed other company franchises including Heart Valves (January 2013 to March 2022), Cardiac Rhythm Management (October 2016 to January 2018), and Neuromodulation (October 2016 to March 2022). Throughout his career, Mr. Poletti has developed core competencies in product development, product positioning and launch, and sales execution. Mr. Poletti graduated from Istituto Tecnico Industriale G. Galilei in Mirandola, Italy.
Ahmet Tezel joined LivaNova in May 2024 as Chief Innovation Officer. Dr. Tezel has a 20-year track record, guiding teams that have developed market-leading technologies across diverse medical domains from bariatric surgery to surgical ophthalmology. Prior to joining LivaNova, he served as Company Group Chairman at Johnson & Johnson MedTech, Johnson & Johnson’s medical technology businesses (November 2022 to March 2024), leading its Global R&D and Innovation teams. Other R&D career experience includes executive-level positions such as Worldwide Vice President Research and Development at Johnson & Johnson (June 2020 to November 2022); Surgical Franchise Head, Research and Development at Alcon, Inc. (February 2017 to June 2020); Vice President of Research and Development, Intraocular Lenses (April 2014 to January 2018); and Vice President, Research & Product Development-Medical Device at Allergan Inc. (February 2011 to March 2013), where Dr. Tezel developed Class III implantables and complex medical capital equipment. He has an established track record of innovation turnarounds across diverse medical technology platforms. He began his career as an R&D scientist in 2004 at Inamed Corp. in Santa Barbara, California. Dr. Tezel earned bachelor’s and master’s degrees in Chemical Engineering from Bogazici University in Türkiye and a doctorate in Chemical Engineering from the University of California-Santa Barbara in the field of transdermal drug delivery and vaccination.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes LivaNova’s executive compensation programs for the Company’s Named Executive Officers (“NEOs”) and the oversight exercised by the CHCM Committee in setting executive compensation for the year ended December 31, 2025. This CD&A supplements and should be read together with the compensation tables and related disclosure following this CD&A.
Named Executive Officers
LivaNova’s NEOs for the year ended December 31, 2025 are:
•
Vladimir Makatsaria, Chief Executive Officer;

•
Alex Shvartsburg, Chief Financial Officer;

•
Ahmet Tezel, Senior Vice President, Chief Innovation Officer;

•
Natalia Kozmina, Chief Human Resources Officer; and

•
Michael Hutchinson, Former Senior Vice President, Chief Legal Officer and Company Secretary(1).

(1)
Mr. Hutchinson served as Senior Vice President, Chief Legal Officer, and Company Secretary until his departure on January 26, 2026.

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CD&A EXECUTIVE SUMMARY
Review of 2025 Performance
In 2025, the Company continued to execute its strategic priorities with an emphasis on operational and financial discipline, and long-term value creation. The Cardiopulmonary and Epilepsy businesses delivered consistent performance, contributing to operating margin expansion and strong cash generation. These results supported ongoing investment in innovation while maintaining adherence to the Company’s capital allocation framework.
During the year, the Company advanced development activities related to its obstructive sleep apnea (“OSA”) program. Progress in this area was funded through the strength of the core businesses and managed within established cost and investment parameters. Management maintained a disciplined approach to resource deployment and expense control, consistent with the Company’s commitment to prudent risk management and sustainable growth.
Full-year 2025 revenue of $1.39 billion increased 10.7% on a reported basis, 9.7% on a constant-currency basis, and 10.7% on an organic basis as compared to the prior year.
On a U.S. GAAP basis, full-year 2025 operating income was $199.4 million, as compared to operating income of $129.1 million for full-year 2024. Adjusted operating income for full-year 2025 was $286.1 million, as compared to adjusted operating income of $239.2 million for full-year 2024.
Full-year 2025 net cash provided by operating activities was $254.3 million and adjusted free cash flow was $183.3 million.
In addition to the above financial results, management announced a number of key developments over the past year:
•
In May 2025, the Company released 12-month top-line results from the OSPREY pivotal trial assessing its aura6000™ System for moderate to severe obstructive sleep apnea. The treatment arm achieved a 65% responder rate — with both apnea-hypopnea index (“AHI”) and oxygen desaturation index (“ODI”) reduced by a median of 68% — while also showing clinically meaningful improvements in the Epworth Sleepiness Scale and Functional Outcomes of Sleep Questionnaire.

•
In June 2025, the Company initiated the process with the U.S. Centers for Medicare & Medicaid Services (“CMS”) to seek reconsideration of national Medicare coverage for VNS Therapy™ in unipolar treatment-resistant depression, supported by five peer-reviewed publications from the RECOVER study. The fifth paper was published in The Journal of Clinical Psychiatry, demonstrating that patients previously treated with interventional therapies, including electroconvulsive therapy or transcranial magnetic stimulation (“ECT/TMS”), experienced significant clinical benefits from VNS Therapy.

•
Also, in June 2025, the Company announced long-term results from the CORE-VNS study — the largest real world evidence study in neuromodulation for epilepsy — demonstrating the strength of VNS Therapy across different seizure types for patients with Drug-Resistant Epilepsy. The CORE-VNS study showcased substantial reductions in generalized tonic-clonic seizures at 24 months in people with Drug-Resistant Epilepsy as well as both early and sustained outcomes in severe focal seizures at 36 months in both adults and children, further validating the long-term efficacy of adjunctive VNS Therapy.

•
In August 2025, the Company announced the launch of the Essenz™ Perfusion System in China, following regulatory approval from China’s National Medical Products Administration.

•
In November 2025, CMS assigned VNS Therapy for Drug-Resistant Epilepsy to a higher New Technology Ambulatory Payment Classification (“APC”) for new patient implants and elevated end-of-service procedures into the Level 5 APC. These changes, which became effective as of January 1, 2026, significantly improve hospital reimbursement.

NEO Appointment During Fiscal 2025
Following an extensive candidate search and interview process, LivaNova’s Board appointed Natalia Kozmina as the Company’s Chief Human Resources Officer, effective January 14, 2025.

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On January 6, 2025, the Company entered into an employment agreement under Italian law (the “Employment Agreement”) with Ms. Kozmina. The Employment Agreement, which was reviewed and approved by the CHCM Committee, as advised by its independent compensation consultant, Pearl Meyer, provides for an initial annualized base salary of €455,000 with a target annual bonus equal to 65% of base salary (pro-rated for 2025). In addition, Ms. Kozmina received (1) long-term equity incentive awards as part of the Company’s regular 2025 annual grant cycle with a target grant-date value of $1,000,000, of which 50% of the total was in the form of PSUs with a three-year cliff vesting (of which 50% is subject to relative TSR (“rTSR”) target achievement, 25% is subject to adjusted free cash-flow (“FCF”) target achievement, and 25% is subject to Return on Invested Capital (“ROIC”) target achievement, 25% in RSUs vesting in equal installments over a three-year period, and 25% in SARs, vesting in equal installments over a four-year period; (2) special inducement service-based RSUs with an aggregate grant-date value of $500,000, vesting in equal annual installments over a three-year period; and (3) a cash sign-on bonus of €70,000 paid as follows: 50% on the first payroll date after Ms. Kozmina’s start date (January 14, 2025); 25% on the first payroll date six months after Ms. Kozmina’s start date; and 25% on the first payroll date after the first anniversary of Ms. Kozmina’s start date, subject to her continued employment through the applicable dates.
Overall Mix of Pay for 2025
The Company’s focus on pay for performance is embedded in its compensation program, which is described more fully in this CD&A. A majority of the compensation paid to the Company’s NEOs is at risk, as reflected in the following graphs, which show the relative weighting of target pay for the Company’s CEO and the average for the other NEOs.
CEO	Other NEOs
2025 Incentive Payouts
2025 Short-Term Incentive Plan	2023-2025 PSUs
122.4% of target	rTSR PSUs	ROIC PSUs	FCF PSUs
	113.9% of target	118.7% of target	122.0% of target
Reflects performance against a set of financial and non-financial objectives	Reflects 58th rTSR percentile	Reflects an average three-year ROIC of 6.68%	Reflects a three-year cumulative Adjusted FCF of $449.6 million

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In aggregate, the 2023-2025 PSU awards vested above target (with a weighted average payout of 117%), reflecting strong relative total shareholder return performance and achievement above target on both adjusted FCF and ROIC metrics.
Further details regarding these plans, the bonuses paid to LivaNova’s NEOs, and the elements of the Company’s pay-for-performance compensation program are described more fully in the section titled “Elements of Compensation” in this CD&A.
Executive Compensation Pay Practices
LivaNova’s market-competitive, performance-driven executive compensation program is designed to attract, motivate, develop, and retain high-performing executives. It also provides strong financial incentives to align executives’ interests with the long-term interests of shareholders. To accomplish these objectives, the Company typically provides its NEOs: a base salary in cash; a bonus in cash based on relevant achievement of the metrics used to measure performance under the Short-Term Incentive Plan (“STIP”); equity grants in the form of performance-based and service-based awards; and other employment benefits. All of these items are more fully described in this CD&A and in the narrative and tables below.

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The following table sets out what LivaNova does and what LivaNova does not do in its executive compensation program:
What LivaNova DOES:	What LivaNova DOES NOT DO:

☑
Target NEO pay within a competitive range of the market median to attract, motivate, develop, and retain talented executive officers with the skills and experience to ensure its long-term success

☑
Use multiple pay elements that work together to reward performance and retain talent, while driving shareholder value

☑
Use a diverse set of complementary performance measures to determine compensation awards

☑
Balance the components of compensation so that both short-term (annual) and long-term (multi-year) performance objectives are measured to keep its executive officers focused on critical strategic and operational objectives, both in the short and long term

☑
Pay a substantial portion of each NEO’s compensation as variable pay contingent upon the achievement of its business objectives

☑
Require NEOs to have a meaningful ownership interest in the Company with share ownership requirements

☑
Vest equity awards over time to promote retention and mitigate risk

☑
Retain the ability to recoup awards in specified situations through its LivaNova Compensation Recoupment Policy and Incentive Clawback Policy

☑
Engage an independent compensation consultant to advise the CHCM Committee

☑
Include maximum payout caps on LivaNova’s short-term incentive and PSU payouts

☑
Grant equity awards requiring a “double trigger” acceleration feature upon a Change in Control

X
Pay excise tax gross-ups

X
Reprice stock options or award discounted stock option grants

X
Allow its officers or directors to pledge Company securities

X
Allow its officers or directors to engage in hedging transactions for any type of Company security

X
Provide excessive perquisites

Consideration of Prior Year’s Say on Pay Vote
At the 2025 AGM, LivaNova’s “Say on Pay” proposal regarding NEO compensation garnered shareholder support of 97% of the votes cast. As a UK public limited company, LivaNova includes a directors’ remuneration report in the Company’s UK Annual Report, which is subject to a shareholder advisory vote. In 2025, the advisory vote on the UK directors’ remuneration report regarding executive and non-executive director remuneration also showed strong support with 97% approval of the votes cast. Each of these proposals is voted on annually. As a result of

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the positive say on pay vote and support for the UK directors’ remuneration report, as well as feedback from shareholder engagements prior to and following the 2025 AGM, the CHCM Committee concluded that shareholders are supportive of the Company’s current executive compensation program, and that the Company’s executive compensation programs are performing as intended. Consistent with its ongoing governance practices, the Committee continues to assess the Company’s executive compensation programs and implement any appropriate refinements to maintain and improve their linkage to the Company’s strategy, performance, and shareholder interests.
In addition, LivaNova has a remuneration policy that, as required by the Companies Act, is approved by the Company’s shareholders. LivaNova’s CHCM Committee considers its remuneration policy annually to ensure that it remains aligned with business needs and is appropriately positioned relative to the market. LivaNova has not revised the policy more frequently than every three years as required by the Companies Act, and in the absence of exceptional unexpected circumstances requiring a change to the policy, there is no intent to do so outside of the normal cycle. The remuneration policy applies to LivaNova’s directors, including the Company’s CEO, who is also the Company’s sole executive director. In 2025, the remuneration policy received the support of 99% of the votes cast.
Executive Compensation Philosophy
The CHCM Committee determines the compensation strategy for the Company’s NEOs and oversees its operation to ensure that it delivers competitive pay for performance and is aligned with shareholder interests. LivaNova’s executive compensation program aims to (1) ensure that the Company recruits and retains the key executive officers responsible for its success and (2) align the interests of its executive officers, including the Company’s NEOs, with those of shareholders. To achieve these goals, the CHCM Committee’s executive compensation decisions are based on the following principal objectives:
•
Providing a competitive compensation package that attracts, motivates, develops, and retains talented executive officers with the skills and experience to ensure the Company’s long-term success and enhance shareholder value. LivaNova utilizes multiple pay and reward vehicles that work together to achieve the Company’s overall compensation objectives. These vehicles are intended to deliver a competitive package to each of LivaNova’s executive officers that is focused on rewarding performance and retaining talent, while maintaining alignment with shareholder interests.

•
Ensuring a meaningful link between LivaNova’s operational performance, shareholder interests, and corporate governance, and the total compensation received by the Company’s executive officers. A substantial portion of each executive officer’s compensation is based on the collective performance of LivaNova’s management team, as measured by the achievement of specific, key Company objectives. The emphasis on overall performance is designed to focus its executive officers, working as a team, on a common purpose, using shared performance standards aligned with shareholder interests and the highest levels of integrity, teamwork, and ethical standards within the Company.

•
Balancing the components of compensation so that both short-term (annual) and long-term (multi-year) performance objectives are recognized. LivaNova’s success depends on the Company’s executive officers being focused on the critical strategic and operational objectives, both short term and long term, that lead to the Company’s success. The components of LivaNova’s compensation package, coupled with the performance objectives, align the Company’s executive compensation with its business objectives. The design of the program, the selected performance objectives, and the timing of awards and payouts are all intended to drive business performance, aligning executives’ interests with the long-term interest of shareholders.

•
Considering U.S. pay levels and structures as the core reference for LivaNova’s compensation programs. Given the talent market in which LivaNova competes and consistent with the Company’s compensation peer group, LivaNova uses U.S. pay levels and structures as its primary reference point to establish competitive compensation levels for the Company’s executive officers. Due to the multinational nature of the Company and its operations, LivaNova also considers compensation and benefit trends and practices of the countries where the Company hires its executive officers.

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Role of the Compensation and Human Capital Management Committee
The CHCM Committee determines LivaNova’s compensation philosophy and executive compensation program design and is the decision-making body on all matters relating to the compensation paid to the Company’s NEOs. The CHCM Committee has the sole authority to retain and terminate a compensation consultant to assist with its responsibilities as well as the sole authority to approve the compensation consultant’s fees, which are paid by the Company. For more information about the CHCM Committee, its members, and its duties as set forth in its charter, please refer to the section entitled “Corporate Governance” in this proxy statement.
Role of the Compensation Consultant
For 2025, the CHCM Committee directly engaged an independent compensation consultant, Pearl Meyer, to advise on competitive pay practices, recommend a peer group for compensation purposes, provide market data, assist the CHCM Committee in the analysis of that data, and attend all regular meetings of the CHCM Committee. During 2025, Pearl Meyer did not perform any services for the Company or any of its executive officers or other employees. Based on these factors, along with independence information provided by Pearl Meyer and the CHCM Committee’s evaluation of Pearl Meyer’s independence pursuant to the requirements approved and adopted by the SEC and Nasdaq, the CHCM Committee determined that the work performed by Pearl Meyer did not create any conflicts of interest.
Role of Management
LivaNova’s CHCM Committee works with the Company’s executive management, including its CEO, to oversee its executive compensation program. LivaNova’s CEO plays a key role in the process as it relates to executive officers other than himself. For the NEOs other than himself, the Company’s CEO:
•
Recommends performance objectives for LivaNova’s annual STIP;

•
Recommends adjustments to annual base salaries and target amounts under LivaNova’s STIP;

•
Recommends equity incentive awards under LivaNova’s long-term incentive plan (“LTIP”);

•
Prepares an evaluation of each executive officer; and

•
Prepares an analysis of performance objective achievements and recommends annual bonus amounts.

In addition to the CEO, during 2025, the Company’s Chief Human Resource Officer, Chief Financial Officer, and Senior Vice President, Chief Legal Officer and Company Secretary assisted in the development of materials and proposals for the CHCM Committee, as well as participated in certain CHCM meetings to provide management’s perspective on topics that related to their respective functional oversight.
How LivaNova Establishes Executive Compensation Levels
In making executive compensation determinations, the CHCM Committee relies on several factors to set compensation elements and compensation targets consistent with LivaNova’s executive compensation program objectives. These factors include:
•
Assessment of Company Performance. The CHCM Committee approves specific Company financial and non-financial performance goals at the outset of the performance year that the Board, the CHCM Committee, and management believe will align with shareholder interests. The relative achievement of the performance objectives determines substantially all of the payouts under the STIP and the performance-based equity incentive awards portion under the LTIP.

•
Assessment of Individual Performance. Individual performance is a key consideration in LivaNova’s compensation decisions.

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•
CEO Performance. The CHCM Committee meets with the Company’s CEO annually to agree on the CEO’s performance objectives for the next year. Thereafter, the CHCM Committee and the Chair or the Lead Director (if the Chair is an executive director) meet in executive session to assess the CEO’s performance against the CEO’s objectives, the CEO’s degree of contribution to LivaNova’s performance, the CEO’s ethics and integrity, and other leadership attributes.

•
Other NEOs Performance. For all other NEOs, the CHCM Committee receives performance assessments and compensation recommendations from the CEO and exercises its judgment after considering individual achievements and contributions, contribution to Company performance, ethics and integrity, and other leadership accomplishments.

•
Benchmarking Analysis. The CHCM Committee reviews peer group data based on benchmark analysis provided by its independent compensation consultant, Pearl Meyer, which compares individual pay to comparable roles among LivaNova’s peer group as a reference point. To perform the benchmark analysis, Pearl Meyer uses data from a peer group selected by the CHCM Committee, as well as compensation survey data that reflects companies of comparable size and industry where available, collectively referred to as “market data.” Companies included in the peer group are generally U.S.-based public companies, traded on a major exchange, in the healthcare industry with revenues between $400 million and $3.6 billion, market capitalization between $650 million and $10.5 billion, and employee populations between 1,000 and 9,000 people. The peer group used to benchmark executive compensation for the year ended December 31, 2025 (the “2025 Compensation Peer Group”) consisted of the following companies selected by the CHCM Committee based upon the recommendation of its independent compensation consultant, Pearl Meyer.

Avanos Medical, Inc.	Integra LifeSciences Holdings Corporation
CONMED Corporation	Inspire Medical Systems, Inc.
Enovis Corporation	iRhythm Technologies, Inc.
Globus Medical, Inc.	Masimo Corporation
Haemonetics Corporation	Merit Medical Systems, Inc.
ICU Medical, Inc.	Nevro Corp.(2)
Inari Medical, Inc.(1)	Penumbra, Inc.(3)
Integer Holdings Corporation	Tandem Diabetes Care, Inc.

(1) Inari Medical was acquired by Stryker in February 2025.
(2) Nevro Corp. was acquired by Globus Medical in April 2025.
(3)
Boston Scientific announced in January 2026 that it had signed an agreement to acquire Penumbra, Inc. with an expected close date in 2026 pending regulatory approvals.

The 2025 Compensation Peer Group differs from the peer group used in 2024 as it excludes Shockwave Medical Inc. due to its acquisition by Johnson & Johnson in May 2024 and includes Enovis Corporation and Inspire Medical Systems, Inc., as they meet the above-mentioned criteria and were approved by the CHCM Committee. For peer group consistency, Pearl Meyer recommended retaining ICU Medical, Inc. and Integer Holdings Corporation in the 2025 Compensation Peer Group, notwithstanding the fact that such companies reported employee populations exceeding 9,000 persons in the prior fiscal year, and Nevro Corp., notwithstanding its market capitalization below $400 million at the time of the analysis. In addition to the benchmark analysis, the CHCM Committee considers individual performance, Company performance, and internal pay equity in setting NEO pay.
•
Overall NEO Competitiveness. The CHCM Committee uses aggregated market data as a reference point to ensure that executive compensation falls within the broad middle range of comparable pay at peer companies with which the Company competes for talent.

UK Remuneration Policy
As a UK public limited company, LivaNova is obliged to adopt a shareholder-approved UK remuneration policy for the Company’s directors, including its CEO, who is also a director. Furthermore, the CHCM Committee must

40

ensure that any compensation plan it approves for the CEO is consistent with this policy. Under LivaNova’s 2025 UK remuneration policy, the maximum short-term incentive opportunity for the Company’s CEO cannot exceed 225% of their base salary.
ELEMENTS OF COMPENSATION
Base Salary
Purpose: Attract and retain NEOs; compensate for individual performance.
Key Features:
•
In general, fixed annually following the CHCM Committee’s compensation review in the first fiscal quarter;

•
Measured against market data;

•
Serves as the baseline from which short-term incentives are calculated; and

•
Each of LivaNova’s currently employed NEOs is party to an employment agreement that provides for a specified base salary.

The annual base salaries of LivaNova’s NEOs are an important part of their total compensation package and are intended to reflect their respective positions, duties, and responsibilities. Base salaries assist in attracting, motivating, developing, and retaining the NEOs, as well as helping balance the incentive portions of the compensation program to provide stability and reduce the incentive for excessive risk-taking.
In establishing base salaries, the CHCM Committee considers the following factors:
•
Responsibilities, including any recent changes in those responsibilities;

•
Market data;

•
Individual performance during the recently completed financial year and potential future contribution;

•
Level of expertise and experience of the NEO;

•
Strategic importance of the NEO’s position; and

•
Internal pay equity among positions.

With respect to the NEOs’ base salaries for fiscal 2025:
On February 19, 2025, the CHCM Committee approved the base salaries of LivaNova’s NEOs effective as of March 24, 2025, except for Ms. Kozmina, whose base salary was approved at the time of her hire, effective January 14, 2025.
The Company pays its NEOs in local currency.
	Currency	Base Salary as of Dec 31, 2025 (local currency)	Currency	Base Salary as of Dec 31, 2024 (local currency)	Change	Base Salary as of Dec 31, 2025 (USD)(1)
Vladimir Makatsaria	USD	965,000	USD	930,000	+3.8%	965,000
Alex Shvartsburg	USD	592,387	USD	572,355	+3.5%	592,387
Ahmet Tezel	USD	569,250	USD	550,000	+3.5%	569,250
Natalia Kozmina	EUR	455,000	EUR	N/A	N/A	513,340
Michael Hutchinson	USD	545,896	USD	527,436	+3.5%	545,896
(1) For EUR salary amounts in 2025, LivaNova used an exchange rate of $1.12822 per Euro. This exchange rate reflects the average exchange rate of the respective fiscal year.
Short-Term Incentives: 2025 Short-Term Incentive Plan (the “2025 STIP”)
Purpose: LivaNova’s STIP provides incentives that compensate the Company’s executive officers for achieving certain short-term objectives that enhance shareholder value. In addition, the STIP is designed to aid in attracting highly qualified executive officers and to promote their retention.

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In particular, the STIP provides formulaic incentives to achieve or exceed a predetermined set of financial objectives, with the final payout for LivaNova’s NEOs modified on the basis of the achievement of predetermined non-financial goals.
In establishing the target STIP percentages, the CHCM Committee considers the following factors:
•
Responsibilities, including any recent changes in those responsibilities;

•
Market data;

•
Level of expertise and experience of the NEO;

•
Strategic importance of the NEO’s position; and

•
Internal pay equity among positions.

The financial objectives established by the CHCM Committee for the 2025 STIP were Net Sales and Adjusted Operating Income. For purposes of the 2025 STIP:
•
“Net Sales” is defined as LivaNova’s net sales for 2025 at constant currency exchange rates adjusting for the effects of any acquisitions and divestitures in 2025.

•
“Adjusted Operating Income” is defined as operating income at constant currency exchange rates, after adjustments for the effects of acquisitions, divestitures, restructuring, integration, product remediation, purchase price allocation and intangible amortization, significant litigation, equity compensation, significant non-cash adjustments, and other infrequent, unusual, or non-recurring items not incurred in the ordinary course of business.

The CHCM Committee approves the STIP financial targets after an analysis of market conditions, financial projections, and strategic goals.
•
After considering the achievement of the financial objectives under the STIP, final payouts for LivaNova’s NEOs eligible to participate in the plan are subject to a modifier (±25%) based on predetermined non-financial objectives. For the 2025 STIP, the following non-financial objectives were combined to create a payout modifier aligned with the Company’s strategic imperatives per the table below:

Strategic Imperative	Weight (%)	Description
Inspired People	35%	Engage people to excel
		Strengthen career development and succession
		Build an inclusive culture
Impactful Innovation	35%	Finalize strategic roadmap
		Strengthen core innovation pipeline through achievement of key milestones
		Advance OSA and DTD to achieve market access
		Strengthen capability to accelerate innovation strategy
Accelerated Growth	15%	Drive growth through key levers, including Essenz Upgrade, CP consumable output increase, US Epilepsy NPI and price increase.
Operational Excellence	15%	Modernize IT infrastructure
		Ensure safety and reliability of LivaNova’s product through a robust Quality Management System (“QMS”)
		Optimize CP Supply Chain

•
In 2025, the CHCM Committee set several predetermined non-financial goals with respect to the 2025 STIP that were deemed to be challenging yet individually achievable, with the modifier providing for a maximum upward adjustment of 25% in the event all goals were significantly overachieved and maximum downward adjustment of 25% if numerous goals were not achieved or only partially achieved. Further, the CHCM Committee considered both quantitative and qualitative factors and applied discretion when evaluating performance and determining the final payout factor.

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Key Features:
Annual cash-based bonus plan expressed as a target bonus (weighted average target percentage times the NEO’s weighted average annual base salary) conditioned on achievement of certain financial and non-financial metrics, per the following formulas.
For all of LivaNova’s NEOs, the calculation is based on the following formula:
STIP PAYOUT	=	Target Bonus	X	BPF
Business Performance Factor (“BPF”) is a formulaic calculation based on financial and non-financial objectives. The BPF is calculated as follows:
BPF	=	FPF	X	NFG Modifier
Financial Performance Factor (“FPF”) is calculated based on the above-described financial metrics per the following formula. Non-Financial Goals Modifier (“NFG Modifier”) is the above-described modifier based on Non-Financial Objectives.
FPF	=	50% Net Sales Payout %	+	50% Adjusted Operating Income Payout %
Incentive payouts range from threshold to maximum levels, depending on level of performance measured against the pre-set metrics, per the following tables:
Net Sales Payout		Adjusted Operating Income Payout		Non-Financial Goals Modifier
Achievement %	Payout %(1)	Achievement %	Payout %(2)	Achievement %	Payout Modifier of Net Sales & Adj Operating Income %(2)
<93%	0%	<90%	0%	75%	Decrease by up to 25%
93%	50%	90%	50%	100%	No Adjustment
100%	100%	100%	100%	125%	Increase by up to 25%
≥107%	150%	≥110%	150%

(1)
The CHCM Committee considers both quantitative and qualitative factors and may apply discretion when evaluating performance and determining the payout factor.

(2)
Linear interpolation is used to calculate payouts for achievements between the levels indicated in the above table.

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The table below shows the minimum, target, and maximum short-term incentive payment for each NEO as a percentage of each NEO’s weighted average base salary under the 2025 STIP:
Name	Min. %	Target %	Max. %(1)
Vladimir Makatsaria	0%	110%	206.3%
Alex Shvartsburg	0%	65%	121.9%
Ahmet Tezel	0%	65%	121.9%
Natalia Kozmina	0%	65%	121.9%
Michael Hutchinson	0%	65%	121.9%

(1)
Maximum payment percentage calculated as target percentage times maximum plan payout of 150% plus maximum non-financial goal incremental modifier of 25%. In terms of maximum bonus opportunity, these percentages represent 187.5% of the target bonus.

2025 Short-Term Incentive Plan Payout
Bonuses are based on performance over the calendar year, which is also LivaNova’s financial year, and are generally paid in March of the following year after completion of the audit of the Company’s annual financial statements. The Company’s performance in 2025, as defined by the 2025 STIP, was as follows:
Financial Objectives
LIVN Objective
	Weight (%)	Target ($M)	Achievement ($M)	Achievement (%)	Financial Payout (%)
Net Sales	50%	1,321.9	1,365.5	103.3%	123.6%
Adjusted Operating Income	50%	276.4	281.7	101.9%	109.5%
				FPF	116.6%

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Strategic imperative	Weight (%)	Description	Achievement	Achievement description
Inspired People	35%	Engage people to excel	112%	Overachieved due to broad improvements in employee sentiment and stronger alignment with the company’s strategy.
		Strengthen career development and succession		Achieved through enhanced talent processes and leadership initiatives.
		Build an inclusive culture		Overachievement driven by continued progress in key culture areas of focus across the organization.
Impactful Innovation	35%	Finalize strategic roadmap	115%	Achieved with timely delivery and communication of long-term strategic priorities.
		Strengthen core innovation pipeline through achievement of key milestones		Overachieved as several major development milestones were reached ahead of expectations.
		Advance OSA and DTD to achieve market access		Overachieved through accelerated regulatory and clinical progress enabling earlier readiness.
		Strengthen capability to accelerate innovation strategy		Achieved through enhancements in innovation governance and organizational capabilities.
Accelerated Growth	15%	Drive growth through key levers, including Essenz Upgrade, CP consumable output increase, US Epilepsy NPI, and price increase	80%	Partially achieved primarily due to external supply constraints and the impact of market-related factors, despite solid pricing performance.
Operational Excellence	15%	Modernize IT infrastructure	90%	Achieved with successful deployment of core systems supporting operational scalability.
		Ensure safety and reliability of LivaNova’s product through a robust QMS		Achieved as quality system improvements were implemented to strengthen product oversight.
		Optimize CP Supply Chain		Partially achieved, as progress on cost and capacity initiatives was offset by external constraints affecting certain deliverables.
		NFG Modifier	105%
STIP Payout:
Based on the level of achievement of the 2025 non-financial objectives and considering both quantitative and qualitative factors, the CHCM Committee determined a NFG Modifier of 105%. Combined with LivaNova’s 2025 STIP financial objective achievement of 116.6%, the STIP produced a payout of 122.4% of target for all NEOs.

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The following table shows the target bonus amount, BPF payout %, and amount paid to each eligible NEO under the 2025 STIP:
	Target ($)(1)	Payout %	Payout ($)(1)
Vladimir Makatsaria	1,052,007	122.4%	1,287,656
Alex Shvartsburg	382,162	122.4%	467,767
Ahmet Tezel	367,236	122.4%	449,497
Natalia Kozmina(1)(2)	321,786	122.4%	393,867
Michael Hutchinson(3)	352,170	122.4%	431,056

(1)
For payout amounts, LivaNova used an exchange rate of $1.128 per Euro reflecting the applicable period average published rate from the Company’s OneStream Finance System between January 1, 2025 and December 31, 2025.

(2)
The 2025 STIP Target and Payout for Ms. Kozmina is calculated on a prorated basis from her start date of January 14, 2025.

(3)
Mr. Hutchinson separated from the Company after the end of FY2025. Although he forfeited his unvested equity awards, he remained eligible to receive payment of his STI award for completion of FY2025.

Long-Term Incentives: 2025 Long-Term Incentive Plan
Purpose: Promote LivaNova’s long-term success and enhance the Company’s value by providing employees with an incentive for outstanding performance in alignment with shareholder returns, and provide flexibility as LivaNova seeks to motivate, attract, develop, and retain the Company’s NEOs, upon whom LivaNova’s success is largely dependent.
Key Features:
•
Service-Based Awards:

•
Restricted Stock Units (“RSUs”) generally vest in substantially equal amounts on each of the first three anniversaries of the grant date. Upon the recommendation of its compensation consultant, and, in alignment with market practice, the Committee changed the vesting schedule of RSUs in 2025 from a four- to three-year vesting schedule

•
Stock Appreciation Rights (“SARs”) vest in substantially equal amounts on each of the first four anniversaries of the grant date and expire ten years from the grant date

•
Performance-Based Awards:

•
Relative Total Shareholder Return (“rTSR”) Performance Stock Units (“PSUs”) are subject to a three-year relative total shareholder return market condition (weighted 50% of the total PSU value)

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•
Adjusted Free Cash Flow (“FCF”) PSUs are subject to achievement of a three-year cumulative adjusted free cash flow target (weighted 25% of the total PSU value)

•
Return on Invested Capital (“ROIC”) PSUs are subject to achievement of a three-year cumulative Return on Invested Capital target (weighted 25% of the total PSU value)

2025 LTIP Design
On March 24, 2025, the CHCM Committee approved LivaNova’s 2025 LTIP in which all NEOs participated. Pursuant to the 2025 LTIP, the CHCM Committee approved an equity award value for each of the five award vehicles for each participant.
In establishing the grant date fair value of equity awards made to the NEOs under the 2025 LTIP, the CHCM Committee considered the following factors:
•
Responsibilities, including any recent changes in those responsibilities;

•
Market data;

•
Level of expertise and experience of the NEO;

•
Individual performance during the recently completed financial year and potential future contribution;

•
Strategic importance of the NEO’s position; and

•
Internal pay equity among positions.

The target grant date fair value of equity awards made to the NEOs under the 2025 LTIP were as follows:
	RSUs ($)	SARs ($)	rTSR PSUs ($)	FCF PSUs ($)	ROIC PSUs ($)	Total Award Value ($)
Vladimir Makatsaria	1,375,000	1,375,000	1,375,000	687,500	687,500	5,500,000
Alex Shvartsburg	425,000	425,000	425,000	212,500	212,500	1,700,000
Ahmet Tezel	400,000	400,000	400,000	200,000	200,000	1,600,000
Natalia Kozmina	250,000	250,000	250,000	125,000	125,000	1,000,000
Michael Hutchinson(1)	350,000	350,000	350,000	175,000	175,000	1,400,000
(1) As a result of his departure, Mr. Hutchinson forfeited all of his awards under the 2025 LTIP and any prior LTIP grant set to vest after January 26, 2026.
Service-Based Elements:
Restricted Stock Units
Each NEO received an award of service-based RSUs vesting in substantially equal amounts on each of the first three anniversaries of the grant date. The CHCM Committee determined the number of RSUs awarded to each participant by dividing the award value by the most recent closing price of an Ordinary Share of LivaNova’s stock on the Nasdaq as of the grant date and rounding down to the nearest whole unit.
Stock Appreciation Rights
Each NEO received an award of SARs vesting in substantially equal amounts on each of the first four anniversaries of the grant date. The CHCM Committee determined the number of SARs awarded to each participant by dividing the award value by the Black-Scholes value of a SAR based on the closing price of an Ordinary Share of LivaNova’s stock on the Nasdaq as of the grant date and rounding down to the nearest whole unit.
Market Performance-Based Elements:
Relative Total Shareholder Return Performance Stock Units (“2025 rTSR PSUs”)
Each NEO received an award of PSUs subject to a three-year rTSR market condition and three-year service-based cliff vesting.

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The CHCM Committee determined the number of 2025 rTSR PSUs awarded to each participant by dividing the award value by the most recent closing price of an Ordinary Share of LivaNova’s stock on the Nasdaq as of the grant date and rounding down to the nearest whole unit. The 2025 rTSR PSUs are scheduled to vest or lapse on March 30, 2028, based on how LivaNova’s total shareholder return for the three-year period from 2025 through 2027 compares to the total shareholder return for the same period of the S&P Healthcare Equipment Select Constituents index.
The number of shares of the Company’s stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels.
TSR Performance Percentile Rank	Percentage of Target PSUs Earned
≥90th	200%
80th	150%
50th	100%
30th	40%
<30th	0%
Operating Performance-Based Elements:
Adjusted Free Cash Flow PSUs (“2025 FCF PSUs”)
Each NEO received an award of PSUs subject to achievement of a three-year cumulative adjusted free cash flow target and three-year service-based cliff vesting.
The CHCM Committee determined the number of 2025 FCF PSUs awarded to each participant by dividing the award value by the most recent closing price of an Ordinary Share of LivaNova’s stock on the Nasdaq as of the grant date and rounding down to the nearest whole unit. The 2025 FCF PSUs are scheduled to vest or lapse on March 30, 2028, based on how the Company’s cumulative adjusted FCF for the three-year performance period ended December 31, 2027 compares to target. The number of shares of the Company’s stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:
FCF Achievement Relative to FCF Target(1)	Percentage of PSUs Earned
≥150%	200%
125%	150%
100%	100%
60%	20%
<60%	0%

(1)
Adjusted free cash flow is defined as net cash provided by operating activities less cash used for the purchase of property, plant, and equipment excluding the impact of 3T litigation settlement payments, cybersecurity incident insurance proceeds, CARES Act tax stimulus benefits, SNIA financing costs, and gains related to dividends received from investments and further adjusted as needed for other charges, expenses, or gains that may not be indicative of the Company’s operational performance.

Return on Invested Capital PSUs (“2025 ROIC PSUs”)
Each NEO received an award of PSUs subject to the achievement of a three-year threshold return on invested capital target (“ROIC Target”) and three-year service-based cliff vesting. The ROIC measure is designed to estimate core operating performance, excluding the impact of financing and capital structure decisions, and encourages effective financial stewardship.

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The CHCM Committee determined the number of 2025 ROIC PSUs awarded to each participant by dividing the award value by the most recent closing price of an Ordinary Share of LivaNova stock on the Nasdaq as of the grant date and rounding down to the nearest whole unit. The 2025 ROIC PSUs are scheduled to vest or lapse on March 30, 2028, based on how the Company’s average ROIC calculated for the three-year performance period ended December 31, 2027 compares to a target ROIC level. The number of shares of the Company’s stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:
ROIC Achievement Relative to ROIC Target(1)	Percentage of Target PSUs Earned
Target ≥ +250 bps	200%
Target +125 bps	150%
Target	100%
Target – 125 bps	50%
Target ≤ -250 bps	0%

(1)
ROIC is defined as net operating profits divided by invested capital. The numerator, net operating profits, is defined as the Company’s adjusted operating income less share-based compensation expense and is tax affected by LivaNova’s adjusted tax rate. Adjusted operating income and adjusted tax rate are non-GAAP measures, provided in conjunction with the issuance of the Company’s quarterly earnings press release, while the denominator, invested capital, is defined as operating working capital plus other net operating assets. It excludes restricted cash, derivative assets and liabilities, long-term debt, and accrued legal settlements related to LivaNova’s 3T matter.

Special Inducement Grants
As discussed above, under the terms of her employment agreement, in connection with her appointment as CHRO, Ms. Kozmina was granted a one-time award of service-based restricted stock units with a grant date fair value of $500,000 on March 30, 2025. The CHCM Committee approved this one-time award to support the recruitment of a highly qualified executive and to align her interests with those of shareholders over the long term.
Vesting in 2025 of Performance Awards Made in Previous Years
Vesting of rTSR PSUs Granted in 2023
The rTSR PSUs granted in March 2023 (the “2023 rTSR PSUs”) were subject to a three-year cliff vesting period with vesting contingent on the Company achieving a three-year (2023-2025) rTSR threshold level of at least the 30th percentile of the 2023 rTSR comparator peer group. The Company ranked at the 58th percentile of that group, and accordingly, 113.9% of the 2023 rTSR PSUs vested.
Vesting of FCF PSUs Granted in 2023
The FCF PSUs granted in March 2023 (the “2023 FCF PSUs”) were subject to a three-year cliff vesting period with vesting contingent on the Company achieving a three-year (2023-2025) Adjusted FCF target level of $405 million. The Company achieved 111.0% of this target ($449.6 million), and accordingly, 122.0% of the 2023 FCF PSUs vested. For purposes of the 2023 grant, Adjusted FCF is defined as net cash provided by operating activities less cash used for the purchase of property, plant, and equipment excluding the impact of 3T litigation settlement payments, net costs related to financing and cash held as collateral for the first demand bank guarantee million in connection with the SNIA S.p.A. environmental litigation (“SNIA financing”), CARES Act tax stimulus benefits, and gains related to dividends received from investments.
Vesting of ROIC PSUs Granted in 2023
The ROIC PSUs granted in March 2023 (the “2023 ROIC PSUs”) were subject to a three-year cliff vesting period with vesting contingent on the Company achieving a three-year (2023-2025) ROIC target level of 6.21%. The Company achieved a three-year average ROIC of 6.68%, and accordingly, 118.7% of the 2023 ROIC PSUs vested.

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Other Benefits and Perquisites
LivaNova’s NEOs are provided with certain perquisites and other benefits to aid in the performance of their respective duties and to provide compensation competitive with that of executives with similar positions and levels of responsibilities in their respective geographies. These benefits may include immigration assistance, car allowances, supplemental life insurance, supplemental health insurance, supplemental pension contributions, meal vouchers, and flexible benefit payments. Some of these are benefits received by all employees and so are not considered to be “perquisites” or “personal benefits” according to SEC rules, and, accordingly, do not appear in the Summary Compensation Table under All Other Compensation. However, some of the NEOs’ benefits are not offered to all other employees (e.g., car allowances) and accordingly are considered “perquisites” or “personal benefits” that are reflected in the Summary Compensation Table under All Other Compensation and separately identified in footnotes as perquisites and other benefits.
Health/Welfare Plans
All of LivaNova’s full-time U.S.-based employees are eligible to participate in the Company’s health and welfare plans, including:
•
Medical, dental, and vision benefits;

•
Medical and dependent care flexible spending accounts;

•
Short-term and long-term disability insurance; and

•
Group term life insurance.

Outside the U.S., LivaNova employees are generally covered by a state-run health plan and may be eligible to participate in a supplemental health plan, depending on their geography and position in the Company.
Stock Ownership Guidelines
The Board believes that meaningful equity ownership in the Company is an essential element in demonstrating the commitment of its directors and executive officers to creating value for its shareholders. As a result, the Company has established stock ownership requirements applicable to those individuals. Failure to maintain the required amount of equity ownership once attained may be a factor considered by the CHCM Committee in recommending and/or approving future awards for LivaNova’s executive officers.
The market value of equity ownership in the Company is required to be at least:
•
Five times base salary for the CEO;

•
Three times base salary for all executive officers, other than the CEO; and

•
Five times the annual cash retainer for all non-executive directors.

The market value of equity ownership for this purpose includes all (1) Ordinary Shares owned by the individual or held individually by or jointly with the individual’s spouse or children, and (2) all unvested, service-based restricted shares and restricted stock units owned by the individual. All shares and units are valued at the closing price of an Ordinary Share of LivaNova’s stock on the Nasdaq as of the relevant measurement date. Unearned, unvested PSUs and vested and unvested stock appreciation rights are not counted towards the achievement of the applicable guidelines.
Until the relevant equity ownership threshold is achieved by each non-executive director and executive officer, such director or officer should not sell any of the net Ordinary Shares received (i.e., following tax withholding). Following achievement of the relevant equity ownership threshold, Ordinary Shares in excess of such amount may be sold, subject to the Company’s Insider Trading Policy then in effect and the market value of equity ownership remaining above the threshold.
Clawback Policies
The Company maintains two clawback policies — the LivaNova Compensation Recoupment Policy and the Incentive Compensation Clawback Policy.

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The LivaNova Compensation Recoupment Policy applies to both incentive cash bonus and service and performance-based equity incentive compensation awarded to executive officers, including all of LivaNova’s NEOs. Under the policy, to the extent permitted by applicable law and subject to the approval of the CHCM Committee, the Company may seek to recoup any incentive-based compensation awarded to any executive subject to the policy based on:
1.
the achievement of financial results that are subsequently the subject of a restatement due to material noncompliance with any financial reporting requirement under either generally accepted accounting principles (“GAAP”) or the federal securities laws, other than as a result of changes to accounting rules and regulations, and regardless of individual fault; or

2.
a subsequent finding by the CHCM Committee that financial information or performance metrics used to determine the amount of the incentive compensation are materially inaccurate, regardless of individual fault; or

3.
significant misconduct by an executive subject to the policy or an employee under the supervision of an executive subject to the policy, resulting in a violation of a significant Company policy, law, or regulation that causes material harm to the Company.

In addition, the existing equity grant agreements between the Company and its NEOs include recoupment provisions in specific circumstances, even after the awards have vested.
The Company also maintains the Incentive Compensation Clawback Policy, which was adopted in July 2023 pursuant to Nasdaq Rule 5608, consistent with the requirements of the Exchange Act Rule 10D-1.
As a result of the revisions to the Company’s previously reported financial information for the annual and interim periods for the years ended December 31, 2023 and 2024 and the three months ended March 31, 2025 and 2024, the CHCM Committee conducted a recovery analysis pursuant to Rule 10D-1(b) of the Exchange Act, Nasdaq Listing Rule 5608, the Company’s Incentive Compensation Clawback Policy, and the Compensation Recoupment Policy. Based on this analysis, no recovery of incentive-based compensation was required as the financial statement revisions did not impact the metrics used to determine incentive compensation during the relevant recovery period and it was determined that there was no misconduct pursuant to the Company’s Compensation Recoupment Policy.
Equity Grant Practices
LivaNova typically grants equity awards, including SARs, to executive officers under the 2025 LTIP on the same date the Company grants annual equity awards for other employees, or, in the event of an executive who joins after approval of the annual awards, at the first predetermined equity award grant date following the commencement of their employment with the Company. The predetermined quarterly grant dates are March 30, June 15, September 15, and December 15. As the CHCM Committee has set these predetermined grant dates, the Committee does not take into account material nonpublic information when determining the timing of equity awards. Additionally, there is no formal policy providing any affirmative right to an LTIP award.
During fiscal year 2025, (1) none of the Company’s NEOs were awarded stock options or SARs with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material non-public information, and ending one business day after the filing or furnishing of such reports, and (2) the Company did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
Tax and Accounting Considerations
In making its decisions regarding executive compensation, the CHCM Committee considers the tax deductibility of various aspects of the compensation program for LivaNova’s NEOs. However, the CHCM Committee believes that it must maintain flexibility in its approach to executive compensation in order to structure a program that it considers to be the most effective in attracting, motivating, developing, and retaining the Company’s key executives, and therefore, the deductibility of compensation is only one of several factors considered when making executive compensation decisions.

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The CHCM Committee also considers the effect of certain accounting rules that apply to the various aspects of the compensation program for LivaNova’s NEOs. To that end, the CHCM Committee reviews potential accounting impacts in determining whether its compensation actions are in the best interests of the Company and its shareholders.
Compensation and Human Capital Management Committee Report
Set out above is the CD&A, which is a discussion of LivaNova’s executive compensation programs and policies written from the perspective of how the CHCM Committee and management view and use such programs and policies. Given the CHCM Committee’s role in providing oversight of the design of those programs and policies, and in making specific compensation decisions for senior executives using those policies and programs, the CHCM Committee reviewed successive drafts of the CD&A and discussed those with management. The CHCM Committee joins with management in affirming the commitment of these pay practices to the long-term interests of the Company’s shareholders and in welcoming shareholders to examine LivaNova’s pay practices. The CHCM Committee has reviewed and discussed the disclosure set forth above under the heading “Compensation Discussion and Analysis” with management and, based on the review and discussions, it has recommended to the Board that the “Compensation Discussion and Analysis” be included in LivaNova’s Form 10-K and the Company’s proxy statement for the AGM.
•
Stacy Enxing Seng (Chair)

•
Francesco Bianchi

•
Susan Podlogar

•
Peter Wilver

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COMPENSATION TABLES
The following table contains information about the compensation earned by each of LivaNova’s NEOs during each of the last three financial years unless such individual was an NEO for less than three years.
Name | Principal Position and Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(4)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation(6)	Total

Vladimir Makatsaria | CEO
2025	956,115	—	4,303,092	1,374,999	1,287,656	125,355	8,047,217
2024	772,615	200,000	5,221,154	2,087,474	1,072,540	356,889	9,710,672
Alex Shvartsburg | CFO
2025	587,765	—	1,329,999	424,990	467,767	65,378	2,875,899
2024	567,888	—	1,337,123	399,982	462,949	61,747	2,829,689
2023	536,885	—	1,168,289	399,992	480,483	185,531	2,771,180
Ahmet Tezel | Chief Innovation Officer
2025	564,808	—	1,251,785	399,984	449,497	53,000	2,719,074
2024	349,039	—	1,503,550	624,980	285,397	10,577	2,773,543
Natalia Kozmina | CHRO(1)
2025	496,634	59,232	1,282,238	249,986	393,867	139,315	2,621,272
Michael Hutchinson | Former Chief Legal Officer(3)
2025	541,636	—	1,095,282	349,991	431,056	53,868	2,471,833
2024	523,320	—	1,086,285	324,980	426,616	45,673	2,406,874
2023	505,077	100,000	730,181	249,983	451,424	35,686	2,072,351

(1)
For Ms. Kozmina, the base salary amount represents her prorated salary in 2025, starting January 14, 2025. For purposes of reporting Ms. Kozmina’s compensation, LivaNova used an exchange rate of $1.12822 per Euro reflecting the applicable period average published rate from the Company’s OneStream Finance System between January 1, 2025 and December 31, 2025.

(2)
As provided in her employment agreement, Ms. Kozmina received a one-time signing bonus amounting to €70,000, paid as follows: 50% on the first payroll date after Ms. Kozmina’s start date; 25% on the first payroll date six months after Ms. Kozmina’s start date; and 25% on the first payroll date after the first anniversary of Ms. Kozmina’s start date, subject to her continued employment through the applicable dates. Should Ms. Kozmina terminate her employment with the Company within two (2) years of the start date, the Company reserves the right to seek repayment of the whole amount of the one-time sign-on bonus.

(3)
Mr. Hutchinson served as Senior Vice President, Chief Legal Officer and Company Secretary until his departure on January 26, 2026. Amounts under “Stock Awards” and “Option Awards” represent the grant-date fair value of equity awards granted to Mr. Hutchinson under FASB ASC Topic 718 on March 30, 2025. Although Mr. Hutchinson’s 2025 PSUs, RSUs and SARs were forfeited by Mr. Hutchinson upon his departure based upon their terms, they are nonetheless required to be reported in the Summary Compensation Table.

(4)
Amounts reflect the full grant-date fair value of PSUs, RSUs, and SARs granted and computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, rather than the amounts paid to or realized by the named individual. LivaNova provides information regarding the assumptions used to calculate the value of all PSUs, RSUs and SARs awards made to executive officers in Notes 2 and 13 to LivaNova’s audited financial statements in the Company’s U.S. Annual Report on Form 10-K for the year ended December 31, 2025. Under the terms of LivaNova’s PSU awards at grant, between 0% and 200% of the target number of shares subject to the awards can vest based on performance and the other vesting conditions applicable to the awards. For the PSUs awarded to LivaNova’s NEOs in 2025, the following table sets forth (i) the grant-date fair value of the awards determined in accordance with FASB ASC Topic 718, with these values determined based on a Monte Carlo simulation pricing model (included in the “Probable Outcome” column below) for the relative TSR PSUs and based on the last available stock price at grant date for the Adjusted Free Cash Flow and the ROIC PSUs, and (ii) the grant-date fair value of these awards assuming that the maximum level of performance was achieved.

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Name	PSUs – Probable Outcome of Performance Conditions PSUs Grant-Date Value ($)	PSUs – Maximum Outcome of Performance Conditions PSUs Grant-Date Value ($)
Vladimir Makatsaria	2,928,103	5,500,000
Alex Shvartsburg	905,008	1,700,000
Ahmet Tezel	851,798	1,600,000
Natalia Kozmina	250,000	1,000,000
Michael Hutchinson	745,303	1,400,000

In granting equity awards, the CHCM Committee values PSUs at the most recent closing price of an Ordinary Share of LivaNova stock on the Nasdaq as of the grant date with the value of PSUs based at the “target” level of performance. Under applicable accounting rules, however, the grant-date fair value of the rTSR PSUs awarded to LivaNova’s NEOs is calculated using a Monte Carlo simulation pricing model. The rTSR PSUs are included as compensation for LivaNova’s NEOs in the “Summary Compensation Table” based on this valuation methodology.

The following table shows the values of the rTSR PSU awards approved by the CHCM Committee in 2025 that were used to determine the number of shares subject to the awards at “target” without taking the Monte Carlo simulation pricing model into account, as well as the accounting grant-date fair value of the rTSR PSUs required to be used under applicable SEC rules to report in the “Summary Compensation Table” (including the impact of the Monte Carlo simulation pricing model).

Name	rTSR PSUs Value Based on Grant Date Stock Price ($)	rTSR PSUs — Value included in Summary Compensation Table ($)
Vladimir Makatsaria	1,375,000	1,553,153
Alex Shvartsburg	425,000	480,056
Ahmet Tezel	400,000	451,812
Natalia Kozmina	250,000	282,350
Michael Hutchinson	350,000	395,325

(5)
Values in this column reflect payments in respect of the relevant year’s short-term incentive plan.

(6)
The amounts reported in the “All Other Compensation” column represent the aggregate dollar amount for all other benefits and payment received by LivaNova’s NEOs. The following table shows the nature of the benefits and payments and specific amounts for each of the Company’s NEOs in 2025:

Name	Supplemental Health Insurance ($)(a)	Car Benefit/ Allowance ($)(b)	Contribution Plan – registrant Contributions ($)(c)	Tax Assistance(d)	Other ($)(e)	Total ($)
Vladimir Makatsaria	26,400	—	82,928	7,806	8,221	125,355
Alex Shvartsburg	20,217	—	30,666	5,000	9,495	65,378
Ahmet Tezel	31,035	—	14,000	—	7,965	53,000
Natalia Kozmina	—	22,655	84,148	15,939	16,573	139,315
Michael Hutchinson	31,035	—	14,000	—	8,833	53,868

(a)
Represents the private medical insurance provided for Messrs. Makatsaria, Shvartsburg, Tezel, and Hutchinson.

(b)
Represents the sum of the dollar value of the car allowance ($5,793) and the lease cost of the car provided to Ms. Kozmina ($16,862). This benefit is customary in Italian executive compensation packages.

(c)
Represents Company-matching contributions to a defined contribution retirement plan (see — 2025 Nonqualified Deferred Compensation). For Messrs. Makatsaria and Shvartsburg, includes contributions pursuant to both the Company-sponsored 401(k) plan and non-qualified deferred compensation plan. For Messrs. Tezel and Hutchinson, includes only Company contributions pursuant to the Company sponsored 401(k) plan. For Ms. Kozmina, includes the Italian qualified end of service fund (“Trattamento di Fine Rapporto (“TFR”)”) which is equal to 1/13.5 of her recurring compensation item (salary and bonus) and additional supplementary pension per national collective agreement, customary for an executive in Italy.

(d)
Represents fees associated with tax assistance provided to the relevant NEO to manage their tax compliance in several jurisdictions, including the U.S., the UK, and Italy.

(e)
For Messrs. Makatsaria, Shvartsburg, Tezel, and Hutchinson, represents long-term disability insurance premium. For Ms. Kozmina, it represents a flexible benefit ($1,974), travel allowance ($11,959), and meal vouchers ($2,640).

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2025 Grants of Plan-Based Awards Table
Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan: Performance Stock Units (PSUs) (#)			All Other Stock Awards: Number of Shares of Service Based RSUs (#)	All Other Option Awards: Number of Securities Underlying SARs (#)	Exercise or Base Price of SAR Awards ($/S)	Grant Date Fair Value of Stock and SAR Awards(1) ($)
	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Vladimir Makatsaria
	—	1,052,007	1,972,513
3/30/2025				—	17,569	35,138				(2)	687,475
3/30/2025				—	17,569	35,138				(3)	687,475
3/30/2025				—	35,139	70,278				(4)	1,553,153
3/30/2025							35,139				1,374,989
3/30/2025								76,927	39.13		1,374,999
Alex Shvartsburg
	—	382,162	716,554
3/30/2025				—	5,430	10,860				(2)	212,476
3/30/2025				—	5,430	10,860				(3)	212,476
3/30/2025				—	10,861	21,722				(4)	480,056
3/30/2025							10,861				424,991
3/30/2025								23,777	39.13		424,990
Ahmet Tezel
	—	367,236	688,567
3/30/2025				—	5,111	10,222				(2)	199,993
3/30/2025				—	5,111	10,222				(3)	199,993
3/30/2025				—	10,222	20,444				(4)	451,812
3/30/2025							10,222				399,987
3/30/2025								22,378	39.13		399,984
Natalia Kozmina
	—	321,786	603,349
3/30/2025				—	3,194	6,388				(2)	124,981
3/30/2025				—	3,194	6,388				(3)	124,981
3/30/2025				—	6,388	12,776				(4)	282,350
3/30/2025							6,388				249,962
3/30/2025							12,777			(5)	499,964
3/30/2025								13,986	39.13		249,986
Michael Hutchinson
	—	352,170	660,319
3/30/2025				—	4,472	8,944				(2)	174,989
3/30/2025				—	4,472	8,944				(3)	174,989
3/30/2025				—	8,944	17,888				(4)	395,325
3/30/2025							8,944				349,979
3/30/2025								19,581	39.13		349,991

(1)
The amounts reported represent the fair value of the RSU and SARs awards computed in accordance with FASB ASC Topic 718 on the grant date. The fair value for RSU awards is calculated by multiplying the number of units in each award by the closing price of an Ordinary Share of LivaNova’s stock on the Nasdaq on the grant date, eventually discounted in case of a market price condition. The fair value for SARs is calculated by multiplying the number of rights subject to the award by the Black-Scholes value of an option for an Ordinary Share of LivaNova’s stock on the grant date. For a further discussion of the accounting treatment of the RSU and SAR awards, see “Note 13. Stock-Based Incentive Plans” included in the consolidated financial statements accompanying LivaNova’s U.S. Annual Report on Form 10-K for the year ended December 31, 2025.

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(2)
Represents award of Adjusted FCF PSUs.

(3)
Represents award of ROIC PSUs.

(4)
Represents award of rTSR PSUs. The amounts reported represent the fair value of the PSU awards computed in accordance with FASB ASC Topic 718 on the grant date. The Company received a computed Monte Carlo fair value from an outside source that computed the fair value of the PSU contracts using the risk-neutral approach (i.e., assuming hedging and selling of the contract).

(5)
Represents the sum of 12,777 RSUs granted as part of Ms. Kozmina’s inducement award.

2025 Outstanding Equity Awards at Year End
Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)

Vladimir Makatsaria
20,395	61,182	$55.94	3/30/2034
—	76,927	$39.13	3/30/2035
				27,986	(8)	1,721,979
				35,139	(10)	2,162,103
					(14)		11,954	735,530
					(15)		11,954	735,530
					(16)		23,909	1,471,121
					(20)		17,569	1,081,021
					(21)		17,569	1,081,021
					(22)		35,139	2,162,103
Alex Shvartsburg
5,833	—	$80.26	12/15/2027
5,076	—	$88.38	3/15/2028
4,874	—	$97.25	3/30/2029
7,838	—	$43.57	3/30/2030
8,437	—	$73.25	3/30/2031
6,387	2,128	$82.04	3/30/2032
10,045	10,044	$42.71	3/30/2033
3,908	11,723	$55.94	3/30/2034
—	23,777	$39.13	3/30/2035
				914	(5)	56,238
				4,728	(7)	290,914
				5,362	(8)	329,924
				10,861	(10)	668,277
					(11)		5,612	345,306
					(12)		5,768	354,905
					(13)		10,769	662,617
					(14)		3,575	219,970
					(15)		3,575	219,970
					(16)		7,150	439,940
					(20)		5,430	334,108
					(21)		5,430	334,108
					(22)		10,861	668,277

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Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)

Ahmet Tezel
6,347	19,036	$52.68	6/15/2034
—	22,378	$39.13	3/30/2035
				8,896	(9)	547,371
				10,222	(10)	628,960
					(17)		3,559	218,985
					(18)		3,559	218,985
					(19)		7,118	437,971
					(20)		5,111	314,480
					(21)		5,111	314,480
					(22)		10,222	628,960
Natalia Kozmina
—	13,986	$39.13	3/30/2035
				12,777	(10)	786,169
				6,388	(10)	393,054
					(20)		3,194	196,527
					(21)		3,194	196,527
					(22)		6,388	393,054
Michael Hutchinson
6,278	6,277	$42.71	3/30/2033
3,175	9,525	$55.94	3/30/2034
—	19,581	$39.13	3/30/2035
				2,253	(6)	138,627
				2,955	(7)	181,821
				4,356	(8)	268,025
				8,944	(10)	550,324
					(11)		3,507	215,786
					(12)		3,605	221,816
					(13)		6,730	414,097
					(14)		2,904	178,683
					(15)		2,904	178,683
					(16)		5,809	357,428
					(20)		4,472	275,162
					(21)		4,472	275,162
					(22)		8,944	550,324

(1)
The SARs may be exercised up to three months after a termination and in no event (even with continued employment) after the expiration date.

(2)
All SARs vest 25% per year on each of the first four anniversaries of the grant date and have a 10-year term. For Mr. Hutchinson, the expiration date reported is based on the original 10-year term from grant date. That said, all of Mr. Hutchinson’ s SARs are now set to expire three months following his termination date with the Company.

(3)
All RSUs vest 25% per year on each of the first four anniversaries of the grant date, except for the RSUs granted on March 30, 2025 which vest 33% per year on each of the first three anniversaries of the grant date.

57

(4)
Market value of the outstanding RSUs. Amounts calculated using $61.53, the closing price of LivaNova’s Ordinary Shares on December 31, 2025, multiplied by the number of units that have not yet vested.

(5)
Service-Based RSUs granted on March 30, 2022.

(6)
Service-Based RSUs granted on December 15, 2022.

(7)
Service-Based RSUs granted on March 30, 2023.

(8)
Service-Based RSUs granted on March 30, 2024.

(9)
Service-Based RSUs granted on June 15, 2024.

(10)
Service-Based RSUs granted on March 30, 2025.

(11)
ROIC PSUs granted at target on March 30, 2023, subject to achievement of a three-year cumulative adjusted ROIC Target with three-year cliff vesting. The number in the column represents the results of the target units granted multiplied by the achievement of 118.71% based on the 2023 ROIC PSUs results.

(12)
FCF PSUs granted at target on March 30, 2023, subject to achievement of a three-year cumulative adjusted FCF Target with three-year cliff vesting. The number in the column represents the results of the target units granted multiplied by the achievement of 122.0% based on the 2023 FCF PSUs results.

(13)
rTSR PSUs granted at target on March 30, 2023, subject to a market condition based on rTSR with three-year cliff vesting. The number in the column represents the results of the target units granted multiplied by the achievement of 113.89% based on the 2023 rTSR PSUs results.

(14)
ROIC PSUs granted at target on March 30, 2024, subject to achievement of a three-year cumulative adjusted ROIC Target with three-year cliff vesting.

(15)
FCF PSUs granted at target on March 30, 2024, subject to achievement of a three-year cumulative adjusted FCF Target with three-year cliff vesting.

(16)
rTSR PSUs granted at target on March 30, 2024, subject to a market condition based on rTSR with three-year cliff vesting.

(17)
ROIC PSUs granted at target on June 15, 2024, subject to achievement of a three-year cumulative adjusted ROIC Target with three-year cliff vesting.

(18)
FCF PSUs granted at target on June 15, 2024, subject to achievement of a three-year cumulative adjusted FCF Target with three-year cliff vesting.

(19)
rTSR PSUs granted at target on June 15, 2024, subject to a market condition based on rTSR with three-year cliff vesting.

(20)
ROIC PSUs granted at target on March 30, 2025, subject to achievement of a three-year cumulative adjusted ROIC Target with three-year cliff vesting.

(21)
FCF PSUs granted at target on March 30, 2025, subject to achievement of a three-year cumulative adjusted FCF Target with three-year cliff vesting.

(22)
rTSR PSUs granted at target on March 30, 2025, subject to a market condition based on rTSR with three-year cliff vesting.

2025 Option Exercises and Stock Vested
Name	Stock Options/SARs		Stock Shares
	Number of Options/SARs Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Vladimir Makatsaria	—	—	9,330	365,083
Alex Shvartsburg	—	—	11,083	433,678
Ahmet Tezel	—	—	2,967	135,770
Natalia Kozmina	—	—	—	—
Michael Hutchinson	—	—	5,184	256,788
(1) Value determined based on fair market value of shares on date of vesting before withholding for taxes.
2025 Pension Benefits
The Company has no defined benefit plan applicable to LivaNova’s NEOs.
2025 Non-Qualified Deferred Compensation
Each of LivaNova’s NEOs is eligible to participate in a supplemental pension plan that is a tax-qualified defined contribution plan, operated in accordance with local country rules and regulations.
In the U.S., LivaNova provides all the Company’s employees with the opportunity to contribute to a 401(k) plan that provides an employer match of 100% of the first three percent of their eligible compensation and 50% of the next two percent of eligible compensation, subject to an employee contribution of five percent up to the limit of total eligible compensation of $350,000 on both base salary and STIP payout. In addition, for employees

58

from Director level and above, the Company provides the opportunity to join a non-qualified deferred contribution plan that provides for an employer match of 100% of the first three percent of the eligible compensation, and 50% of the next two percent of eligible compensation, subject to an employee contribution of five percent, on both base salary and STIP payout. Non-qualified deferred employer contributions have a five-year vesting period.
Messrs. Makatsaria, Shvartsburg, Tezel, and Hutchinson participated in LivaNova’s 401(k) plan in 2025. Messrs. Shvartsburg, Tezel, and Hutchinson did not enroll in the non-qualified deferred contribution plan for 2025. Mr. Shvartsburg enrolled in the non-qualified deferred contribution plan only for contributions on his 2024 STIP and paid into the plan in 2025.
The table below summarizes activity during 2025 and account balances in the Company’s Non-Qualified Deferred Compensation plan for Mr. Makatsaria and Mr. Shvartsburg.
Name	Aggregate balance as of December 31, 2024 ($)	Executive contribution ($)	Company contribution ($)(1)	Aggregate earning in the year ($)	Aggregate withdrawals in the year ($)	Aggregate balance as December 31, 2025 ($)
Vladimir Makatsaria	$58,854	$86,161	$68,928	$34,569	—	$248,512
Alex Shvartsburg	—	$387,968	$16,666	$76,033	—	$480,668
(1) The Company contributions indicated in this table do not include the contributions earned on the STIP payout that will be paid in the plan in 2026.
Ms. Kozmina participated in a defined contribution plan in which the employee may defer an unlimited amount of base salary and bonus to the plan. LivaNova’s employer contribution is equal to six percent of an employee’s base salary and bonus, assuming an employee contribution of two percent of the total of their base salary and bonus, and the Company makes contributions mandated under Italian legislation and the applicable collective agreement under the TFR. Payout and withdrawal rights are established under Italian law. The plan is managed by an independent third party, and LivaNova does not have access to the employee’s investment choices, aggregate earnings, withdrawals, distributions, or aggregate balance, which are subject to privacy restrictions.
Potential Payments Upon Termination or Change in Control
The post-separation treatment of outstanding equity held by an executive officer depends upon the specific circumstances surrounding the separation of an executive officer from the Company.
•
Death or disability. Upon death or disability, all outstanding SARs vest immediately and expire three months following termination based upon the terms of the plan from which they were awarded. All RSUs granted since 2023 under the 2022 LivaNova Incentive Plan vest immediately. All PSUs granted since 2023 under the 2022 LivaNova Incentive Plan continue to vest until the original vesting date or become vested (assuming 100% achievement) based on the CHCM Committee’s discretion. The CHCM Committee, in exercising its discretion, will consider factors as appropriate, including the percentage of the performance period elapsed until the termination of service and the expected performance achievement.

•
Approved retirement. The service-based SARs, RSUs, and PSUs granted in 2022, 2023, 2024, and 2025 are subject to an “approved retirement” clause that allows the award to continue to vest in the event the recipient incurs a termination of service due to an approved retirement. Outstanding SARs, RSUs, and PSUs will not be forfeited upon such an approved retirement, but instead, outstanding SARs, RSUs, and PSUs shall continue to vest on the date(s) and in the amount(s) set out in the applicable grant notice, provided that all other terms that apply to the SARs, RSUs, and PSUs are met, including the terms regarding restricted activities set forth in the award agreements.

•
Change of control. On February 15, 2023, the CHCM Committee approved amended forms of award agreements under the Company’s 2022 Incentive Award Plan providing for accelerated vesting upon certain terminations of employment in connection with an acquisition of the Company, i.e., a double trigger vesting. Awards granted in 2023, 2024, and 2025 will therefore now vest following a change in control of the Company only in the event of a participant’s termination of service by the Company without “cause” or due to a resignation for “good reason” within 24 months. Awards granted in 2022

59

are subject to the following treatment: (1) any outstanding SAR shall become fully vested and exercisable immediately prior to, but subject to the consummation of, such change in control; and (2) any outstanding RSU, to the extent not forfeited or otherwise vested immediately prior to such change in control, shall become fully vested immediately prior to, but subject to the consummation of, such change in control, in each case subject to the executive officer’s continuous employment with the company or a subsidiary through such change in control.
At times, as circumstances dictate, LivaNova also enters into additional separation arrangements with departing executive officers, certain details of which are articulated below.
Vladimir Makatsaria
The following table quantifies the potential payments that would be made to Mr. Makatsaria if a termination event had occurred on December 31, 2025.
Type of Payment or Benefit	Termination without cause or separation for good reason(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$1,447,500	$1,930,000	$1,447,500	$1,000,000	—
STIP	—	$2,104,014	—	—	—
LTIP	$5,006,166	$11,053,475	$11,053,475	$11,053,475	—
Benefits	$43,722	$58,296	$43,722	—	—
Total	$6,497,388	$15,145,785	$12,544,697	$12,053,475	—

(1)
The potential payment in case of termination without cause represents eighteen (18) months of base salary ($1,447,500), continued coverage under the Company’s group health plan for up to eighteen (18) months following the termination ($43,722), continued vesting of the 2024 LTIP Award and the Inducement Award, in each case, on the original vesting schedule, with any PSUs earned based on the level of actual achievement of the applicable performance goals or metrics. For purposes of this table, the LTIP amount reflects the sum of (i) the amount resulting from multiplying the 27,986 outstanding RSUs and 47,817 PSUs as of December 31, 2025 by the closing market price on December 31, 2025 ($61.53), and (ii) the amount resulting from multiplying the outstanding SAR in-the-money award subject to accelerated vesting by the difference between the closing market price at December 31, 2025 ($61.53) and the exercise price for each SAR (61,182 SARs with an exercise price of $55.94).

(2)
The potential payment in case of separation without cause due to Change in Control represents twenty-four (24) months of base salary ($1,930,000), target annual bonus for two (2) years, continued coverage under the Company’s group health plan for up to twenty-four (24) months following the termination ($58,296), and accelerated vesting of any unvested equity awards under the LTIP pursuant to the terms of, and to the extent provided under, the LTIP and the Inducement Award and the applicable award agreements governing the terms of such equity awards. For purposes of this table, the LTIP amount reflects the sum of (i) the amount resulting from multiplying the 63,125 outstanding RSUs and 118,094 PSUs as of December 31, 2025 by the closing market price on December 31, 2025 ($61.53), and (ii) the amount resulting from multiplying the outstanding SAR in-the-money award subject to accelerated vesting by the difference between the closing market price at December 31, 2025 ($61.53) and the exercise price for each SAR (61,182 SARs with an exercise price of $55.94 and 76,927 SARs with an exercise price of $39.13).

(3)
The potential payment in case of separation due to disability represents eighteen (18) months of base salary ($1,447,500), continued coverage under the Company’s group health plan for up to eighteen (18) months following the termination ($43,722), continued vesting of the LTIP Award and the Inducement Award, in each case, on the original vesting schedule, with any Performance Stock Units earned based on the level of actual achievement of the applicable performance goals or metrics. For purposes of this table, the LTIP amount reflects the sum of (i) the amount resulting from multiplying the 63,125 outstanding RSUs and 118,094 PSUs as of December 31, 2025 by the closing market price on December 31, 2025 ($61.53), and (ii) the amount resulting from multiplying the outstanding SAR in-the-money award subject to accelerated vesting by the difference between the closing market price at December 31, 2025 ($61.53) and the exercise price for each SAR (61,182 SARs with an exercise price of $55.94 and 76,927 SARs with an exercise price of $39.13).

(4)
The potential payment in case of separation due to death was calculated by adding (i) the maximum amount payable on the base of the basic term life insurance pursuant to which all LivaNova U.S. employees are enrolled, (ii) the amount resulting from multiplying the 63,125 outstanding RSUs and 118,094 PSUs as of December 31, 2025 by the closing market price on December 31, 2025 ($61.53), and (iii) the amount resulting from multiplying the outstanding SAR in-the-money award subject to accelerated vesting by the difference between the closing market price at December 31, 2025 ($61.53) and the exercise price for each SAR (61,182 SARs with an exercise price of $55.94 and 76,927 SARs with an exercise price of $39.13).

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Alex Shvartsburg
The following table quantifies the potential payments that would be made to Mr. Shvartsburg if a termination event had occurred on December 31, 2025.
Type of Payment or Benefit	Termination without cause or separation for good reason(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$592,387	$592,387	$592,387	$1,000,000	—
STIP	—	—	—	—	—
LTIP	—	$5,512,545	$5,456,307	$5,456,307	—
Benefits	—	—	—	—	—
Total	$592,387	$6,104,932	$6,048,694	$6,456,307	—

(1)
The potential payment in case of termination without cause represents twelve (12) months of base salary ($592,387).

(2)
The potential payment in case of separation due to change in control was calculated by adding (i) twelve (12) months of base salary ($592,387), (ii) the amount resulting from multiplying the outstanding 20,951 RSUs and 54,933 PSUs (considered at target) as of December 31, 2025 subject to accelerated vesting by the closing market price at December 31, 2025 ($61.53), and (iii) the amount resulting from multiplying the outstanding SAR in-the-money award subject to accelerated vesting by the difference between the closing market price at December 31, 2025 ($61.53) and the exercise price for each SAR (10,044 SARs with an exercise price of $42.71,11,723 SARs with an exercise price of $55.94, and 23,777 SARs with an exercise price of $39.13). This calculation does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment in case of separation due to disability was calculated by adding (i) twelve (12) months of base salary ($592,387), (ii) the amount resulting from multiplying the 20,037 outstanding RSUs with a grant date of March 30, 2023 or following 54,933 PSUs (considered at target) as of December 31, 2025 subject to accelerated vesting by the closing market price at December 31, 2025 ($61.53), and (iii) the amount resulting from multiplying the outstanding SAR in-the-money award subject to accelerated vesting by the difference between the closing market price at December 31, 2025 ($61.53) and the exercise price for each SAR (10,044 SARs with an exercise price of $42.71,11,723 SARs with an exercise price of $55.94, and 23,777 SARs with an exercise price of $39.13). This calculation does not include SARs where the exercise price exceeds the market price.

(4)
The potential payment in case of separation due to death was calculated by adding (i) the maximum amount payable on the base of the basic term life insurance pursuant to which all LivaNova U.S. employees are enrolled, (ii) the amount resulting from multiplying the 20,037 outstanding RSUs with a grant date of March 30, 2023 or following 54,933 PSUs (considered at target) as of December 31, 2025 subject to accelerated vesting by the closing market price at December 31, 2025 ($61.53), and (iii) the amount resulting from multiplying the outstanding SAR in-the-money award subject to accelerated vesting by the difference between the closing market price at December 31, 2025 ($61.53) and the exercise price for each SAR (10,044 SARs with an exercise price of $42.71,11,723 SARs with an exercise price of $55.94, and 23,777 SARs with an exercise price of $39.13). This calculation does not include SARs where the exercise price exceeds the market price.

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Ahmet Tezel
The following table quantifies the potential payments that would be made to Mr. Tezel if a termination event had occurred on December 31, 2025.
Type of Payment or Benefit	Termination without cause or separation for good reason(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$569,250	$569,250	$569,250	$1,000,000	—
STIP	—	—	—	—	—
LTIP		$723,534	$723,534	$723,534	—
Benefits	—	—	—	—	—
Total	$569,250	$1,292,784	$1,292,784	$1,723,534	—

(1)
The potential payment in case of termination without cause represents twelve (12) months of base salary ($569,250).

(2)
The potential payment in case of separation due to change in control was calculated by adding (i) twelve (12) months of base salary ($569,250) and, (ii) the amount resulting from multiplying the 19,118 outstanding RSUs and 34,680 PSUs (considered at target) as of December 31, 2025 subject to accelerated vesting by the closing market price on December 31, 2025 ($61.53) and the exercise price for each SAR (19,036 SARs with an exercise price of $52.68 and 22,378 SARs with an exercise price of $39.13).

(3)
The potential payment in case of separation due to disability was calculated by adding (i) twelve (12) months of base salary ($569,250) and, (ii) the amount resulting from multiplying the 19,118 outstanding RSUs and 34,680 PSUs (considered at target) as of December 31, 2025 subject to accelerated vesting by the closing market price on December 31, 2025 ($61.53) and the exercise price for each SAR (19,036 SARs with an exercise price of $52.68 and 22,378 SARs with an exercise price of $39.13).

(4)
The potential payment in case of separation due to death was calculated by adding by adding (i) the maximum amount payable on the base of the basic term life insurance pursuant to which all LivaNova U.S. employees are enrolled and (ii) the amount resulting from multiplying the 19,118 outstanding RSUs and 34,680 PSUs (considered at target) as of December 31, 2025 subject to accelerated vesting by the closing market price on December 31, 2025 ($61.53) and the exercise price for each SAR (19,036 SARs with an exercise price of 52.68 and 22,378 SARs with an exercise price of $39.13).

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Natalia Kozmina
The following table quantifies the potential payments that would be made to Ms. Kozmina if a termination event had occurred on December 31, 2025.
Type of Payment or Benefit	Termination without cause or separation for good reason(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$256,670	$256,670	$256,670	$564,110	—
STIP	—	—	—	—	—
LTIP		$2,278,616	$2,278,616	$2,278,616	—
Benefits		$—	$—	—	—
Total	$256,670	$2,535,286	$2,535,286	$2,842,726	—

(1)
The potential payment in case of termination without cause represents six (6) months of Ms. Kozmina’s base salary ($256,670) per the Italian Collective Agreement and Ms. Kozmina’s tenure with the company.

(2)
The potential payment in case of separation due to change in control was calculated by adding (i) six (6) months of Ms. Kozmina’s base salary ($256,670), (ii) the amount resulting from multiplying the 19,165 outstanding RSUs and 12,776 PSUs (considered at target) as of December 31, 2025 subject to accelerated vesting by the closing market price at December 31, 2025 ($61.53), and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2025 ($61.53) and the exercise price for each SAR (13,986 SARs with an exercise price of $39.13).

(3)
The potential payment in case of separation due to disability was calculated by adding (i) six (6) months of Ms. Kozmina’s base salary ($256,670), (ii) the amount resulting from multiplying the 19,165 outstanding RSUs and 12,776 PSUs (considered at target) as of December 31, 2025 subject to accelerated vesting by the closing market price at December 31, 2025 ($61.53), and (iv) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2025 ($61.53) and the exercise price for each SAR (13,986 SARs with an exercise price of $39.13).

(4)
The potential payment in case of separation due to death was calculated by adding (i) the maximum amount payable on the base of the basic term life insurance pursuant to which all LivaNova Italian employees are enrolled, (ii) the amount resulting from multiplying the 19,165 outstanding RSUs and 12,776 PSUs (considered at target) as of December 31, 2025 subject to accelerated vesting by the closing market price at December 31, 2025 ($61.53), and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2025 ($61.53) and the exercise price for each SAR (13,986 SARs with an exercise price of $39.13).

Departure of Michael Hutchinson
As disclosed above, Mr. Hutchinson served as Senior Vice President, Chief Legal Officer and Company Secretary until his departure from the Company on January 26, 2026. Due to his separation, all of Mr. Hutchinson’s outstanding PSUs, RSUs, and SARs were forfeited based upon their terms, and he did not receive any severance or benefit payments in connection with his departure.
CEO Pay Ratio
SEC regulations require the Company to report the ratio of the CEO’s total annual compensation to the compensation of the median employee at LivaNova. For the year ended December 31, 2025:
•
the median annual total compensation of all employees of the Company (other than Mr. Makatsaria, LivaNova’s CEO) was $79,459; and

•
the annualized total compensation of Mr. Makatsaria was $8,047,217.

•
Based on this information, the ratio of the CEO, Mr. Makatsaria, to the median of the annual total compensation of all employees was 101 to 1.

The methodology and material assumptions, adjustments, and estimates that were used to identify the median of the annual total compensation of all employees, as well as to determine the annual total compensation of the median employee are as follows:
•
As of October 1, 2025, the Company’s employee population, excluding the CEO, consisted of approximately 3,300 individuals working at the parent company and its consolidated subsidiaries, with approximately 38% of these individuals located in the U.S. and 62% located outside of the U.S. (of the

63

total number of employees, 48% were located in Europe, and 14% were located in various countries in Asia and the Americas and Middle East). The Company selected October 1, 2025 as the determination date to allow sufficient time to identify the median employee given the global scope of LivaNova’s operations.
•
The employee population, after taking into consideration the adjustments permitted by SEC rules (as described below), consisted of 3,111 individuals, including regular and temporary employees.

•
Using the de minimis exception, the Company limited the employee population to individuals residing in Europe, North America, China, Singapore, Japan, and Australia. The countries excluded were Brazil (62 employees), Chile (3 employees), Colombia (17 employees), Hong Kong (4 employees), India (19 employees), Kazakhstan (1 employee), South Korea (1 employee), Malaysia (4 employees), Russian Federation (11 employees), Saudi Arabia (17 employees), Taiwan (3 employees), Thailand (15 employees), Türkiye (13 employees), and United Arab Emirates (19 employees), totaling 189 employees.

•
The global distribution of the employee population leads to a variety of pay elements in the compensation arrangements of the employees. For example, while most of the employees participate in LivaNova’s STIP, the incentive compensation element for some of the employees residing in the U.S. and Europe is based on commissions and not participation in the STIP. Consequently, the Company selected base salary or wages as the most appropriate consistently applied compensation measure to identify the median employee.

•
The Company annualized the compensation of all permanent employees who were hired in fiscal 2025 but did not work for the Company or its consolidated subsidiaries for the entire fiscal year. The Company annualized the base salary of hourly employees assuming standard yearly hours. The Company annualized employee base salary assuming 100% full-time equivalency.

•
The Company did not make any cost-of-living adjustments in identifying the median employee.

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PAY VERSUS PERFORMANCE DISCLOSURE
In accordance with Item 402(v) of Regulation S-K, the Company is providing the following information regarding the relationship between compensation of the Company’s CEOs and named executive officers (“NEOs”) and certain financial performance measures of LivaNova. For further information on LivaNova’s pay-for-performance philosophy and how executive compensation aligns with the Company’s performance, refer to the “Compensation Discussion and Analysis” section of this proxy statement.
Pay vs. Performance Table
Year	Summary Compensation Table Total for Current PEO(1)	Compensation Actually Paid to Current PEO(2)	Summary Compensation Table Total for Former Interim PEO	Compensation Actually Paid to Former Interim PEO	Summary Compensation Table Total for Former PEO	Compensation Actually Paid to Former PEO		Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)(7)		Adjusted Operating Income (millions)(8)
										Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(f)	(g)	(h)	(i)	(j)		(k)
2025	$8,047,217	$15,149,268	N/A	N/A	N/A		N/A	$2,672,019	$4,762,800	$92.93	$126.87	-$	242.5	$286.1
2024	$9,710,672	$8,156,702	$827,104	$830,868	N/A		N/A	$2,544,386	$1,937,356	$69.94	$117.15		$63.2	$239.2
2023	N/A	N/A	$3,060,725	$3,032,476	$8,210,339	-$	7,774,065	$2,855,745	$2,417,932	$78.15	$105.60		$17.6	$169.3
2022	N/A	N/A	N/A	N/A	$8,565,545	-$	2,575,035	$2,076,241	$178,933	$83.88	$96.84	-$	86.2	$145.1
2021	N/A	N/A	N/A	N/A	$10,080,644		$15,281,126	$2,161,897	$3,038,616	$132.05	$119.35	-$	135.8	$154.8

(1)
Amounts reflect the total compensation reported for Mr. Makatsaria in the “Total” column in the “Summary Compensation Table” for 2025.

(2)
Amounts represent “compensation actually paid” to Mr. Makatsaria by applying the following adjustments to Mr. Makatsaria’s total compensation for each year, as computed in accordance with Item 402(v). Amounts do not reflect actual compensation earned by or paid to Mr. Makatsaria during the applicable year.

Year	Reported Summary Compensation Table Total for Current PEO	Reported Value of Equity Awards(a)	Change in Pension Value	Equity Award Adjustments(b)	Compensation Actually Paid to Current PEO
2025	$8,047,217	$(5,678,091)	—	$12,780,142	$15,149,268

(a)
Amounts reflect the aggregate grant-date fair value of awards reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments reflected in this column were calculated as follows:

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Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Remain Outstanding and Unvested as of Year End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025	$10,542,801	$2,403,086	—	$(165,745)	—	—	$12,780,142

In accordance with the requirements of Item 402(v) of Regulation S-K, the fair values of unvested and outstanding equity awards held by the Company’s NEOs were remeasured as of the end of each fiscal year, and as of each vesting date, during 2025. For options, the fair values as of each measurement date were determined using a binomial lattice model, with assumptions and methodologies regarding volatility, dividend yield, and risk-free rates that are generally consistent with those used to estimate fair value at grant under generally accepted accounting principles. The range of estimates used in the option fair value calculations for 2025 are as follows: (i) remaining option contractual life between 6 years – 9.25 years, volatility between 40% – 44%, dividend yield of 0%, and risk-free rate between 3.8% – 4.3%. For relative TSR PSUs, the fair values as of each measurement date (prior to the end of the performance period) were determined using a Monte Carlo simulation pricing model. For Adjusted Free Cash Flow PSUs (“FCF PSUs”) and Return on Invested Capital PSUs (“ROIC PSUs”), the fair values reflect the probable outcome of the performance vesting conditions as of each measurement date that are consistent with those used to calculate the grant date fair value of such awards, with an estimated payout factor between 0 and 200% of the target shares.

(3)
Amounts reflect the total compensation reported for LivaNova’s NEOs (excluding Mr. Makatsaria who is currently serving as PEO, Mr. Kozy who served as interim PEO for parts of 2023 and 2024, and Mr. McDonald who served as PEO in 2021, 2022, and part of 2023) in the “Total” column in the “Summary Compensation Table” for each corresponding year. The NEOs whose compensation was included for purposes of calculating the average amounts in each applicable year in this column are as follows: (i) for 2025, Messrs. Shvartsburg, Hutchinson, and Tezel, and Ms. Kozmina; (ii) for 2024, Messrs. Shvartsburg, Hutchinson, Poletti, and Tezel and Ms. Hebbelinck, (iii) for 2023, Messrs. Shvartsburg, Dolci, and Hutchinson, and Ms. Hebbelinck; (iv) for 2022, Messrs. Shvartsburg and Dolci and Mses. Skeffington and Hebbelinck; and (v) for 2021, Messrs. Shvartsburg and Dolci and Mses. Skeffington and Hebbelinck.

(4)
Amounts represent average “compensation actually paid” to the non-CEO NEOs as a group by applying the following adjustments to each NEO’s total compensation for each year, as computed in accordance with Item 402(v). The dollar amounts do not reflect the actual amount of compensation earned by or paid to each NEO during the applicable year.

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2025	$2,672,019	$(1,596,064)	$3,686,845	$4,762,800
(a) The equity award adjustments reflected in this column were calculated as follows:

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Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Remain Outstanding and Unvested as of Year End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025	$2,927,965	$800,734	—	$(41,854)	$—	—	$3,686,845

(5)
The amounts in this column assume the investment of $100 on December 31, 2020 in LivaNova’s common shares traded on the Nasdaq and the reinvestment of all dividends since that date.

(6)
The amounts in this column assume the investment of $100 on December 31, 2020 in the S&P Healthcare Equipment Index, the peer group used for purposes of the Company’s performance graph pursuant to Item 201(e) of Regulation S-K, and the reinvestment of all dividends since that date.

(7)
Amounts reflect the Company’s net income as reported in its audited financial statements for the applicable year.

(8)
Amounts reflect Adjusted Operating Income as the Company-Selected Measure. The Company defines Adjusted Operating Income as net income at reported currency exchange rates, after adjustments for the effects of acquisitions, divestitures, restructuring, integration, product remediation, purchase price allocation and intangible amortization, significant litigation, equity compensation, significant non-cash adjustments, and other infrequent, unusual, or non-recurring items not incurred in the ordinary course of business.

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Pay vs. Performance Table Discussion and Analysis
In accordance with the requirements of Item 402(v) of Regulation S-K, the Company is providing the following charts to describe the relationships between information presented in the Pay vs. Performance table.
Relationship Between Compensation Actually Paid (“CAP”) for CEOs and Non-CEO NEOs (Average) vs. Cumulative TSR of Company and the Peer Group
The following chart shows the relationship between Compensation Actually Paid to the Company’s CEO and the average Compensation Actually Paid to non-CEO NEOs relative to the Company’s TSR as well as the TSR of the Company’s performance graph peer group. As the chart demonstrates, historically, Compensation Actually Paid has been directionally aligned with the movement of the Company’s TSR, predominantly as a result of the fact that a substantial portion of executive officer compensation is in the form of long-term incentives where value is tied directly to the Company’s share price.

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Relationship Between Compensation Actually Paid for CEOs and Non-CEO NEOs (Average) vs. Net Income
The following chart shows the relationship between net income and Compensation Actually Paid to the Company’s CEO and the average Compensation Actually Paid to non-CEO NEOs. Net income does not play a direct role in determining compensation for the Company’s short- and long-term incentive plans. To the extent that net income drives stock price performance and returns value to the Company’s shareholders, the Company would expect net income to impact compensation through the equity instruments included in the long-term incentive plan.

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Relationship Between Compensation Actually Paid for CEOs and Non-CEO NEOs (Average) vs. Adjusted Operating Income
The following chart shows the relationship between adjusted operating income and Compensation Actually Paid to the Company CEO and the average Compensation Actually Paid to non-CEO NEOs. Adjusted operating income is one of the two financial metrics of LivaNova’s 2025 short-term incentive plan and is one of the factors that the CHCM Committee considers when reviewing the compensation of the Company’s NEOs annually. Compensation Actually Paid in 2022 decreased significantly relative to 2021 despite a significant improvement in adjusted net income in 2022. In a volatile stock market, the CAP for the Company’s NEOs is strongly impacted by LivaNova’s stock price, which aligns with shareholders’ interests, although the stock price at the end of 2022 did not necessarily reflect the Company’s improved adjusted net income performance. In 2023 and 2024, the stock price decrease was not nearly as steep as in 2022, causing the CAP to increase as well.
Most Important Company Performance Measures for Determining Executive Compensation
The most important financial performance measures used by LivaNova to link executive compensation to company performance during fiscal year 2025 were:
•
Net Sales

•
Adjusted Operating Income

•
Relative TSR

•
Free Cash Flow

•
Return on Invested Capital

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NOTICE PROPOSALS TO BE ACTED UPON AT THE AGM
Further details on the proposals to be acted upon at the AGM are presented in the following section of this proxy statement.
Proposal No. 1 — Election of Directors

The selection of qualified directors is critical to the long-term success of the Company and its shareholders. Director nominees must be able to contribute significantly to the Board’s discussion and decision-making on the broad array of complex issues facing the Company. The Board’s established process for director selection begins with an assessment of LivaNova’s strategic objectives and the skills, experience, and qualifications needed to further those objectives. Through that process, the Board has determined that its nominees for election as directors at the AGM collectively represent the best mix of experience, qualifications, and skills to further the long-term interests of all shareholders.
The Board is unclassified. Directors are elected for one-year terms.
You are being asked to vote, by separate ordinary resolution, on the election of the following eleven director nominees, each for a one-year term:
•
J. Christopher Barry

•
Francesco Bianchi

•
Stacy Enxing Seng

•
William Kozy

•
Vladimir Makatsaria

•
Jette Nygaard-Andersen

•
Susan Podlogar

•
Todd Schermerhorn

•
Brooke Story

•
Peter Wilver

•
Donald Zurbay

Detailed information about each director nominee’s background, skill sets, and areas of expertise can be found beginning on page 25 of this proxy statement.

Vote Required:
Each director nominee is elected by a simple majority of the total votes cast.
Election is by a majority of the votes cast in an uncontested election such as this one. In a contested election, directors are elected by a plurality of the votes cast.
Board Recommendation:
FOR the election to the Board of each of the director nominees.

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Proposal No. 2 — Advisory (Non-Binding) Vote to Approve Executive Compensation (U.S. Say on Pay)

LivaNova’s shareholders are entitled to cast an advisory vote at the AGM to approve the compensation of the Company’s NEOs, as disclosed in this proxy statement. The shareholder vote is an advisory vote only and is not binding on the Company, the Board, or the CHCM Committee, but is required by Section 14A of the Exchange Act.
Although the vote is non-binding, the CHCM Committee and the Board value your opinions and will consider the outcome of the vote in establishing compensation philosophy and making future compensation decisions. As described more fully in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement, LivaNova’s NEOs are compensated in a manner consistent with the Company’s business strategy, competitive practice, sound compensation governance principles, and shareholder interests and concerns. LivaNova’s compensation policies and decisions are focused on pay-for-performance.
LivaNova is requesting your non-binding vote to approve the compensation of its NEOs as disclosed pursuant to Item 402 of Regulation S-K, and as described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the proxy statement.

Vote Required:
This advisory vote will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the approval of the compensation of LivaNova’s NEOs as disclosed in this proxy statement, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

Proposal No. 3 — Ratification of the Appointment of PwC-U.S. as the Company’s Independent Registered Public Accounting Firm

The AC Committee has appointed PwC-U.S. as LivaNova’s independent registered public accounting firm for the year ending December 31, 2026, subject to ratification by the Company’s shareholders. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the registered public accounting firm for the year ending December 31, 2026.
LivaNova anticipates that a representative of PwC-U.S. or an affiliated member firm will be present at the AGM. The representative will be given the opportunity to make a statement if they desire to do so and are expected to be available to respond to any appropriate questions that may be submitted by shareholders at the AGM.

Vote Required:
This ordinary resolution vote will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
If this proposal does not receive the required vote for approval, the AC Committee will reconsider the appointment but may decide to maintain its appointment of PwC-U.S.
Board and Audit and Compliance Committee Recommendation:
FOR the ratification of the appointment of PwC-U.S. as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

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Fees Paid to PwC
The following table summarizes the aggregate fees billed to the Company by PwC-U.S. and its respective network member firms, including PwC S.p.A. and PwC-UK, LivaNova’s UK statutory auditor (collectively, “PwC”), for services performed in connection with the fiscal years ended December 31, 2025 and 2024 (all numbers for fees in the table below are in thousands):
	Year Ended December 31, 2025	Year Ended December 31, 2024
Audit Fees	$5,306	$5,365
Audit-Related Fees(1)	$521	$99
Tax Fees	$403	$556
All Other Fees(2)	$62	$178
Total	$6,292	$6,198

(1)
“Audit-Related Fees” include consents associated with Registration Statements on Form S-8 and pre-implementation fees.

(2)
“All Other Fees” include a disclosure checklist and pre-assurance work on non-financial metrics.

Policy on Audit and Compliance Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm
The AC Committee has established an auditor independence policy that addresses the hiring of former employees of the Company’s auditors as well as the nature of audit and non-audit services that may be provided by the auditors. The policy sets out certain non-audit services that are prohibited at all times as well as a separate list of services that may be permitted if approved by the AC Committee, subject to certain caps (expressed as a percentage of the average of all fees paid to the auditor in each of the prior three years). The AC Committee may approve non-audit services in excess of this cap only if it concludes that the auditor is, or a reasonable investor with knowledge of all relevant facts and circumstances would conclude that the auditor is, capable of exercising objective and impartial judgment on all issues encompassed within the auditor’s engagement. In this same policy, the AC Committee also delegates approval authority to the Chair of the AC Committee (or by resolution to any other member of the AC Committee) to approve any one or more individual audit or permitted non-audit services for which estimated fees do not exceed $100,000. In such cases, the Chair of the AC Committee reports such approvals at the next scheduled meeting of the AC Committee.
At the beginning of each audit year, management requests prior AC Committee approval of the annual audit, statutory audits, and quarterly reviews for the upcoming audit year as well as any other services known at that time. Management will also present at that time an estimate of all fees for the upcoming audit year. As specific engagements are identified thereafter, they are brought forward to the AC Committee for approval.
For each engagement, management provides the AC Committee with information about the services and fees, in sufficient detail to allow the AC Committee to make an informed judgment about the nature and scope of the services and the potential for the services to impair the independence of the Company’s auditors. After the end of the audit year, management provides the AC Committee with a summary of the actual fees incurred for the completed audit year.
Audit and Compliance Committee Report
The AC Committee is comprised of five non-executive directors, all of whom are “independent” under the applicable Nasdaq rules and the applicable rules of the SEC. The AC Committee is governed by a written charter which has been approved by the Board.
LivaNova’s management team is responsible for the preparation, presentation, and integrity of the consolidated financial statements, maintaining a system of internal controls, and having appropriate accounting and financial reporting principles and policies. The independent registered public accounting firm is responsible for planning and carrying out an audit of the consolidated financial statements and an audit of internal controls over financial

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reporting in accordance with the rules of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the consolidated financial statements’ conformity with U.S. generally accepted accounting principles (“GAAP”) and as to internal controls over financial reporting. The AC Committee monitors and oversees these processes and is responsible for selecting and overseeing the Company’s independent registered public accounting firm. As part of the oversight process, the AC Committee met eight times in 2025. Throughout the year, the AC Committee met with LivaNova’s independent registered public accounting firm, management, and internal auditor, both together and separately in closed sessions. In the course of fulfilling its responsibilities, the AC Committee did, among other things, the following:
•
Reviewed and discussed with management and the independent registered public accounting firm LivaNova’s consolidated financial statements for the year ended December 31, 2025, and the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025;

•
Reviewed and discussed with management the review of LivaNova’s internal controls over financial reporting;

•
Reviewed management’s representations that LivaNova’s consolidated financial statements were prepared in accordance with GAAP and present fairly the Company’s results of operations and financial position;

•
Reviewed and discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•
Received the written disclosures and letters from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the AC Committee concerning independence, and discussed with the independent registered public accounting firm its independence;

•
Reviewed and evaluated the performance and quality of the independent registered public accounting firm and its lead audit partner in its determination to recommend the retention of the independent registered public accounting firm, including by assessing the performance of the independent registered public accounting firm from within the AC Committee and from the perspective of management and the internal auditor;

•
Considered whether the provision of non-audit services by the Company’s registered public accounting firm is compatible with maintaining the firm’s independence;

•
Reviewed the scope of and overall plans for the annual external audit and the internal audit program;

•
Reviewed applicable new accounting standards with the Company’s CFO, internal audit department, and its external auditors;

•
Consulted with management with respect to the Company’s processes for financial risk assessment and risk mitigation;

•
Reviewed LivaNova’s processes for monitoring compliance with the law and the Company’s policies and Code of Business Conduct and Ethics; and

•
Reviewed and discussed with management its assessment and report on the effectiveness of LivaNova’s internal controls over financial reporting as of December 31, 2025.

Based on its review and discussion of the items listed above and Management’s Report on the Company’s internal controls over financial reporting as of December 31, 2025, the AC Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s U.S. Annual Report on Form 10-K for the year ended December 31, 2025.
Todd Schermerhorn (Chair)
J. Christopher Barry
Francesco Bianchi
Peter Wilver
Donald Zurbay

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Proposal No. 4 — Ordinary Resolution to Grant Authority to Allot Shares

The action requested in this proposal is required because the Company is incorporated in England and Wales and is subject to the Companies Act. For companies subject to the Companies Act, unlike for companies incorporated in the U.S., the power to allot (or issue) shares is restricted in terms of the number of shares that may be allotted and the time period during which they may be allotted.
Under the Companies Act, the directors may only allot shares in the Company or grant rights to subscribe for, or to convert any security, into shares in the Company if they are authorized to do so by the Company’s Articles or by shareholder resolution. The requirement for such authorization to allot by the Company’s shareholders is an additional step not generally required when companies domiciled in the U.S. are issuing securities. The directors believe that it is important for the Company to retain the flexibility to allot shares on an accelerated basis should the directors determine it is necessary or advisable and in the best interests of shareholders, without incurring the costs or delays associated with calling a special meeting and preparing and circulating proxy materials to approve specific allotments of shares.
Therefore, the Company is now requesting that its Board have the authority to allot up to an aggregate nominal amount of £10,985,296, which is equivalent to approximately 20% of the Company’s existing issued share capital (excluding treasury shares). The authority sought under this resolution will, if granted, lapse at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which the resolution is passed, which is in line with the approach taken by public companies listed in the UK.
The Company sought and was granted a similar authority at the AGM held in 2025.
The directors have no present intention to exercise the authority sought under this resolution, other than to satisfy options and other awards to the non-executive directors of the Company and may consider from time to time other compensation needs, refinancing opportunities, or other market transactions depending on the needs of the Company and market conditions.
The approval of this resolution by the Company’s shareholders will not substitute for any approvals that may be required for a specific transaction under any applicable Nasdaq listing rules.

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the grant of authority to allot shares.

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Proposal No. 5 — Special Resolution to Grant Power to Disapply Pre-Emption Rights

This action, like the previous proposal, is required because the Company is incorporated in England and Wales. In this proposal, the Company is requesting that when the Board allots (issues) shares for cash up to an aggregate nominal amount of £10,985,296, which is equivalent to approximately 20% of the Company’s existing issued share capital (excluding treasury shares), it not be required to offer pre-emption rights to existing shareholders.
The authority sought under this resolution will, if granted, lapse at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which the resolution is passed, which is in line with the approach taken by public companies listed in the UK. This resolution, if passed, would give the directors the power to allot new equity securities or to sell treasury shares held by the Company for cash without first offering them to shareholders in proportion to their existing holdings, subject to the limits set forth above. Under the Companies Act, when an allotment of shares is for cash, the Company must first offer those shares on the same terms to existing shareholders of the Company on a pro-rata basis (commonly referred to as statutory pre-emption rights) unless these statutory pre-emption rights are disapplied by approval of the shareholders.
The requirement to first offer shares to existing shareholders is an additional step not generally required when companies domiciled in the United States are issuing securities. The directors believe that it is important for the Company to retain the flexibility to issue shares on an accelerated basis should the directors determine it is necessary or advisable and in the best interests of shareholders, without incurring the costs or delays associated with calling a special meeting and preparing and circulating proxy materials to disapply pre-emption rights in connection with specific allotments of shares.
The Company sought and was granted a similar authority at the AGM held in 2025.
The directors have no present intention to exercise the authority sought under this resolution, other than to satisfy options and other awards to the non-executive directors of the Company and may consider from time-to-time other compensation needs, refinancing opportunities or other market transactions depending on the needs of the Company and market conditions.
The approval of this resolution by the Company’s shareholders will not substitute for any approvals that may be required for a specific transaction under any applicable Nasdaq listing rules.

Vote Required:
This special resolution will be approved if there is an affirmative vote of at least 75% of the total votes cast on the resolution by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the proposal to disapply pre-emption rights.

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Proposal No. 6 — Approval of Forms of Share Repurchase Contracts and Counterparties

Under the Companies Act, the Company may only repurchase its shares in accordance with specific procedures for “off-market purchases” of such shares because, and solely for the purposes of the Companies Act, any repurchase of the Company’s shares through Nasdaq or other U.S. venue constitutes an “off-market” transaction. As such, these repurchases may only be made pursuant to a form of contract that has been approved by shareholders. In addition, the Company may only conduct share repurchases under these contracts through counterparties approved by shareholders.
The requirement to seek shareholder approval of forms of contracts and counterparties is an additional step not generally required when companies domiciled in the United States are repurchasing shares.
The directors believe that it is important for the Company to have the flexibility to repurchase shares on an accelerated basis should the directors determine it would promote the success of the Company for the benefit of its shareholders, without incurring the costs or delays associated with calling a special meeting and preparing and circulating proxy materials in connection with a specific share repurchase program.
Approval of the forms of contracts and counterparties is not an approval of any specific share repurchase program or the amount or timing of any repurchase activity. If this resolution is passed, the Company will only repurchase shares in accordance with any repurchase program approved by the Board from time to time and the limits set forth in the resolution. No such repurchase program has been approved by the Board as at the date of this proxy statement. There can be no assurance as to whether the Board will approve any share repurchase program, as to whether the Company will repurchase any of its shares or as to the amount of any such repurchases or the prices at which such repurchases may be made.
Any such share repurchase program may be effected through open market transactions or privately negotiated transactions, including pursuant to contracts intended to comply with Rule 10b5-1 under the Exchange Act.
Material Contract Terms
In order to ensure the effectiveness of any repurchase program that the Board may approve, and to offer greater flexibility, the Company is seeking approval of two forms of contract. The form of contract attached as Appendix A to

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the approval of the forms of Share Repurchase Contracts and the approval of the Approved Counterparties.

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this proxy statement provides that the counterparty will purchase shares on available venues at such prices and in such quantities as LivaNova may instruct from time to time, subject to the limitations set forth in Rule 10b-18 of the Exchange Act, as amended. The contract provides that the counterparty will purchase Ordinary Shares on a riskless principal basis and on-sell such shares to LivaNova.
The form of contract attached as Appendix B to this proxy statement is a form of repurchase plan that the Company may execute from time to time to purchase a specified dollar amount of Ordinary Shares on available venues each day if Ordinary Shares are trading below a specified price. The amount to be purchased each day, the limit price and the total amount that may be purchased under the contract will be determined at the time the contract is executed. The contract provides that the counterparty will purchase Ordinary Shares on a riskless principal basis and on-sell such shares to LivaNova.
The repurchase contracts will be made available for members to inspect at the Company’s registered office for the period of 15 days ending on the date of the AGM. Copies of the Share Repurchase Contracts will also be available for inspection at the AGM. Counterparties for Approval The Company may only enter into Share Repurchase Contracts with counterparties approved by shareholders. As a result, the Company is seeking approval to conduct share repurchases through the following counterparties (or their affiliates (as defined in Rule 12b-2 of the Exchange Act) from time to time) (collectively, the “Approved Counterparties”):
•
•
Barclays Capital Inc.

•
BofA Securities, Inc.

•
Goldman Sachs & Co. LLC

•
MUFG Securities Americas Inc.

•
Wells Fargo Securities, LLC

Under the Companies Act, the Company must seek authorization for Share Repurchase Contracts and Approved Counterparties at least every five years. At the present time, the Company intends to seek authorization for this proposal on an annual basis. If this proposal is approved, the Company may repurchase shares pursuant to the forms of contracts attached at Appendix A and Appendix B with the Approved Counterparties until the end of the annual general meeting of the Company to be held in 2027 or the date that is fifteen (15) months after the date on which this resolution is passed, whichever is earlier.

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Proposal No. 7 — Advisory Vote to Approve the UK Directors’ Remuneration Report

The Board considers that appropriate remuneration of directors plays a vital part in helping the Company to achieve LivaNova’s overall objectives, and accordingly, and in compliance with the Companies Act, LivaNova is providing shareholders with the opportunity to vote on an advisory resolution approving the directors’ remuneration report included in the Company’s UK Annual Report. This proposal is similar to Proposal No. 2 regarding the compensation of LivaNova’s NEOs. However, the directors’ remuneration report is concerned solely with the remuneration of LivaNova’s executive and non-executive directors and is required under the Companies Act.
LivaNova encourages shareholders to read the directors’ remuneration report as set forth in the UK Annual Report and the directors’ remuneration policy approved by shareholders in 2025 (which governs the directors’ remuneration report included in the UK Annual Report). The Board and the CHCM Committee believe that the policies and procedures articulated in the directors’ remuneration report are effective in achieving LivaNova’s compensation objectives and serve to attract, motivate, develop, and retain highly qualified non-executive directors.
The directors’ remuneration report for 2025 and the names of directors whose remuneration is the object of this proposal are set out in the UK Annual Report. All UK incorporated companies that are “quoted companies” under the Companies Act are required to put their directors’ remuneration report to shareholders.

Vote Required:
This advisory vote will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
This vote is advisory only, pursuant to the Companies Act, and the directors’ entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced, or withheld in the event that the resolution is not passed. The resolution and vote are a means of providing shareholder feedback to the Board. The CHCM Committee will review and consider the outcome of the vote in connection with the ongoing review of LivaNova’s executive director and non-executive director compensation programs.
Board Recommendation:
FOR the approval of the 2025 UK directors’ remuneration report.

Proposal No. 8 — To Receive and Adopt the UK Annual Report and Accounts

The Board is required to present at the Annual Meeting of Shareholders the Company’s audited UK Annual Report for the year ended December 31, 2025. In accordance with its obligations under English law, the Company will provide shareholders at the AGM the opportunity to receive and adopt the UK Annual Report and ask any relevant and appropriate questions of the representative of PwC-UK in attendance at the AGM.

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the receipt and adoption of the UK Annual Report.

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Proposal No. 9 — Re-appointment of PwC-UK as the Company’s UK Statutory Auditor

Under the Companies Act, the Company is required to appoint the UK statutory auditor at each meeting at which the UK Annual Report and accounts are presented to shareholders, to hold office until the conclusion of the next such meeting.
PwC-UK has served as the Company’s UK statutory auditor since 2015.
The AC Committee has recommended to the Board the re-appointment of PwC-UK as the Company’s UK statutory auditor and has confirmed to the Board that its recommendation is free from third-party influence and that no restrictive contractual provisions have been imposed on the Company limiting the choice of auditor.

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
If this ordinary resolution is not approved, the Board may appoint an auditor to fill the vacancy.
Board and Audit and Compliance Committee Recommendation:
FOR the re-appointment of PwC-UK as the Company’s UK statutory auditor under the Companies Act to hold office from the conclusion of the meeting until the conclusion of the 2027 AGM at which accounts are laid before the Company.

Proposal No. 10 — Authorization of the Directors and/or the Audit and Compliance Committee to Determine the Remuneration of PwC-UK in its Capacity as UK Statutory Auditor

Under the Companies Act, the remuneration of LivaNova’s UK statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. LivaNova is asking its shareholders to authorize the Board and/or the AC Committee of the Company to determine the remuneration of PwC-UK in its capacity as the Company’s UK statutory auditor under the Companies Act.

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the authorization of the Board and/or the AC Committee to determine the Company’s UK statutory auditor’s remuneration.

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OTHER INFORMATION
Share Ownership Information
The following table sets forth, as of April 13, 2026, except where otherwise noted, certain information with respect to the amount of LivaNova’s Ordinary Shares beneficially owned by:
•
Each of LivaNova’s NEOs;

•
Each director;

•
All current executive officers and directors as a group; and

•
Each person known by the Company to own beneficially more than 5% of the outstanding Ordinary Shares.

LivaNova is not aware of any agreements among the Company’s shareholders that relate to voting or investment of LivaNova’s Ordinary Shares.
As of April 13, 2026		Amount and Nature of Beneficial Ownership(1)
Named Executive Officers and Directors	Shares Owned	Shares Acquirable within 60 days	Total Beneficial Ownership	Percentage of Class(2)
Francesco Bianchi	9,028	—	9,028	*
Sharon O’Kane	11,304	—	11,304	*
William Kozy	32,567	—	32,567	*
Stacy Enxing Seng	11,751	—	11,751	*
Todd Schermerhorn	9,063	—	9,063	*
Peter Wilver	6,738	—	6,738	*
Brooke Story	6,232	—	6,232	*
J. Christopher Barry	4,362	—	4,362	*
Susan Podlogar	2,086	—	2,086	*
Donald Zurbay	—	—	—	*
Jette Nygaard-Andersen	—	—	—	*
Vladimir Makatsaria	14,167	—	14,167	*
Alex Shvartsburg	44,647	—	44,647	*
Natalia Kozmina	5,015	—	5,015	*
Michael Hutchinson(3)	6,798	—	6,798	*
Ahmet Tezel	4,157	—	4,157	*
All current executive officers and directors as a group (16 persons)(4)	194,061	—	194,061	*
5% Holders:
BlackRock, Inc.(5) 50 Hudson Yards New York, NY 10001	6,922,335	—	6,922,335	12.7%
PRIMECAP Management Company(6) 177 E. Colorado Blvd., 11th Floor Pasadena, CA 91105	4,224,852	—	4,224,852	7.7%
Integrated Core Strategies (US) LLC(7) c/o Millennium Management LLC 399 Park Avenue New York, NY 10022	3,065,717	—	3,065,717	5.6%
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*
Less than 1%

(1)
Beneficial ownership is determined in accordance with the SEC’s rules and regulations and generally includes voting or investment power with respect to securities. LivaNova Ordinary Shares subject to options and warrants currently exercisable, or exercisable within 60 days after April 13, 2026, are deemed outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such rights but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all Ordinary Shares shown as beneficially owned by them. The address for each executive officer and director of the Company is 20 Eastbourne Terrace, London W2 6LG, United Kingdom.

(2)
Based on total shares outstanding of 54,926,482 as of April 13, 2026.

(3)
Mr. Hutchinson served as Senior Vice President, Chief Legal Officer, and Company Secretary until his departure from the Company on January 26, 2026. To the Company’s knowledge, the amount reflected in the table represents Mr. Hutchinson’s beneficial ownership as of that date.

(4)
Reflects the combined beneficial ownership of the Company’s current directors and executive officers. Includes 219 shares held by an executive officer’s spouse.

(5)
The shares set forth in the table reflect the number of shares beneficially owned as of June 30, 2025, based on a Schedule 13G/A filed on July 18, 2025, by BlackRock, Inc. In such Schedule 13G/A, BlackRock, Inc. reported having sole voting power over 6,734,558 shares and sole dispositive power over 6,922,335 shares.

(6)
The shares set forth in the table reflect the number of shares beneficially owned as of December 31, 2025, based on Schedule 13G/A filed on February 12, 2026, by PRIMECAP Management Company. In such Schedule 13G/A, PRIMECAP Management Company reported having sole voting power over 4,203,362 shares and sole dispositive power over 4,224,852 shares.

(7)
The shares set forth in the table reflect the number of shares beneficially owned as of December 31, 2025, based on Schedule 13G/A filed on February 6, 2026, by Integrated Core Strategies (US) LLC. In such Schedule 13G/A, Integrated Core Strategies (US) LLC reported having shared voting and dispositive power over 3,065,717 shares.

Equity Compensation Plan Information
The following table presents information as of December 31, 2025, regarding equity compensation plans applicable to LivaNova’s employees.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (#)	Weighted-average exercise price of outstanding options, warrants, and rights(1) ($)	Number of securities remaining available for future issuance under equity compensation plans (#)
Equity compensation plans approved by security holders(2)	5,004,146	55.98	2,636,550

(1)
The weighted-average exercise price does not include shares to be issued in connection with the settlement of RSUs or PSUs, as such awards do not have an exercise price.

(2)
Equity compensation plans approved by security holders include the LivaNova PLC 2015 Incentive Award Plan (the “2015 Plan”), the Second Amended and Restated LivaNova PLC 2022 Incentive Award Plan, and the LivaNova PLC 2025 Director Incentive Award Plan. The 2015 Plan was terminated for purposes of new grants effective June 11, 2025, upon shareholder approval of the LivaNova PLC 2025 Director Incentive Award Plan.

Shareholder Proposals for the 2027 AGM
Shareholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals for inclusion in the proxy materials to be published by LivaNova in connection with LivaNova’s 2027 AGM must submit their proposals to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG by December 30, 2026. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in LivaNova’s proxy statement.
In accordance with LivaNova’s Articles, and without prejudice to the rights of a shareholder of record under the Companies Act, in order to nominate a candidate for election as a director or properly bring business before the Company’s 2027 AGM, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s AGM, subject to certain exceptions. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions

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of the Company’s Articles (and not submitted pursuant to Rule 14a-8) must be received no earlier than February 10, 2027, and no later than March 12, 2027. The requirements for advance notice of shareholder proposals under LivaNova’s Articles do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. Shareholders are advised to review LivaNova’s Articles for further details on the requirements and procedures to submit shareholder proposals. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 12, 2027.
LivaNova reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8, the Company’s Articles, or any other requirements, as applicable.
Under section 338 of the Companies Act, shareholders meeting the threshold requirements in that section may require that LivaNova include a resolution in the Notice of AGM. Provided that the appropriate thresholds are met, notice of the resolution must be received by the Company at the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG at least six weeks prior to the date of the AGM or, if later, at the time notice of the AGM is delivered to shareholders.
Annual Reports and Proxy Materials
On April 29, 2026, LivaNova will begin mailing the Notice and this 2026 Proxy Statement, the accompanying proxy card (as to CDIs as defined herein, a Form of Proxy), LivaNova’s UK Annual Report, and LivaNova’s U.S. Annual Report on Form 10-K. Copies of these materials filed with the SEC may be accessed free of charge through the Company’s website. Requests for mailed copies of the U.S. Annual Report and/or the UK Annual Report may also be submitted to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, United Kingdom (exhibits will be furnished upon payment of a nominal fee, which fee will be limited to the expenses LivaNova incurs in providing you with the requested exhibits). LivaNova’s U.S. Annual Report on Form 10-K, including the exhibits thereto, is also available through the SEC’s website as is this proxy statement, filed on Schedule DEF 14A.
Saving Resources: Householding and Electronic Communications
LivaNova is mindful that sending notices, documents, or information to shareholders by non-electronic means is costly to the Company in terms of administration, printing, and postage costs and has a greater environmental impact than electronic communications. In some cases, duplicate materials going to the same address add to these costs. Both U.S. securities laws and English company laws provide ways for LivaNova to cut costs and benefit the environment.
Householding of Proxy Materials
The SEC has adopted rules regarding delivery of proxy statements and annual reports to shareholders sharing the same address. LivaNova may satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more of its shareholders who are not participating in electronic proxy material delivery. This delivery method, referred to as “householding,” results in significant cost savings for us. In order to take advantage of this opportunity, LivaNova has delivered only one proxy statement and annual report to multiple shareholders who share an address unless LivaNova has received contrary instructions from one or more of the shareholders. LivaNova will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of the documents was delivered. If shareholders receive one set of materials due to householding, they may revoke their consent for future mailings at any time by contacting Computershare Inc., for registered holders, either by calling toll-free at 1-866-498-2549 or by writing to Computershare Inc. at P.O. Box 43001 Providence, RI USA 02940-3001. Shareholders will be removed from the householding program within 30 days of their response, following which they will receive an individual copy of LivaNova’s proxy materials. If you are the beneficial owner, you will need to contact your broker, bank, or other nominee to make such requests.

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Shareholders can also opt in to householding if they are currently receiving multiple sets of materials to the same address or change their previous elections by using the above contact information.
Internet Availability of Proxy Materials
Pursuant to rules adopted by the SEC, LivaNova is making this proxy statement available to LivaNova’s shareholders electronically via the internet. On April 29, 2026, LivaNova will mail the Notice to Shareholders of the Company’s Ordinary Shares at the close of business on the Record Date, other than those shareholders who previously requested electronic or paper delivery of communications from LivaNova. The Notice contains instructions on how to access an electronic copy of LivaNova’s proxy materials, including this proxy statement and LivaNova’s UK Annual Report and U.S. Annual Report. The Notice also contains instructions on how to request a paper copy of the Company’s proxy materials. LivaNova believes that this process will allow the Company to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of the AGM.
Electronic Communications
Under English law, LivaNova has the authority to send notices, documents, or information to shareholders of record by electronic means. In conjunction with LivaNova’s registrar, Computershare Inc., LivaNova began offering its shareholders of record, in early 2018, the option to receive email notifications each time LivaNova publishes new shareholder documents on LivaNova’s website. Those shareholders who have supplied LivaNova with an email address will no longer receive copies of certain paper documents, such as LivaNova’s UK Annual Report and U.S. Annual Report. Instead, they will receive an email containing links to the Company’s website where electronic copies of the documents can be viewed and downloaded. Others have opted to receive paper notices of documents available on LivaNova’s website, and those who did not respond to LivaNova’s letter will, by default, continue to receive notifications in the same way.
Expenses of Solicitation
This solicitation is made by the Company. LivaNova will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial holders. Directors, officers, and employees of LivaNova and its subsidiaries may solicit proxies personally, telephonically, electronically, or by other means of communication but will receive no additional compensation for such solicitation. LivaNova has engaged Innisfree M&A Incorporated to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $25,000 in total.
FREQUENTLY ASKED QUESTIONS
What is a proxy statement and what is a proxy?
A proxy statement is a document that U.S. securities law rules and regulations require that the Company give to you when we ask you to give a proxy designating individuals to vote on your behalf. A proxy is your legal designation to another person to vote shares that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or proxy card.
Why did I receive these proxy materials?
We have delivered or made available the Notice, this proxy statement, proxy cards, the UK Annual Report, and the U.S. Annual Report of LivaNova (collectively, the “proxy materials”) to our shareholders of record and beneficial holders of our shares as of the Record Date, in connection with the solicitation of proxies for use at the AGM, or at any adjournment or postponement thereof.
In addition, we have provided brokers, dealers, bankers, voting trustees, and their nominees, at our expense, with additional copies of the proxy materials so that our shareholders of record can, as needed, supply these materials to the beneficial owners of shares as of the Record Date.

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Copies of the proxy materials have also been supplied, at our expense, to Computershare Investor Services PLC (the “Voting Agent”), acting as voting agent on behalf of the custodian, being CREST International Nominees Limited (“CREST Nominees”) as custodian for Euroclear UK & Ireland Ltd (“Euroclear”) as the depositary and issuer of the CREST Depository Interests (“CDIs”) to be supplied to the holders of CDIs.
What should I do if I receive more than one Notice, proxy card, or Form of Proxy?
If you own some Ordinary Shares directly in your name as a registered holder and other Ordinary Shares as a beneficial owner holding through a broker, bank, or other nominee, or if you own Ordinary Shares through more than one broker, bank, or other nominee, you may receive multiple Notices and/or proxy cards. It is necessary for you to complete, sign, and return all of the proxy cards included in the proxy materials you receive (or vote over the internet or by telephone for each card) and vote separately for each Notice you receive in order for all your shares to be voted.
What are the total voting rights in the Company?
As of April 13, 2026, there were 54,926,482 Ordinary Shares in issue and entitled to vote. Each Ordinary Share is entitled to one vote on each matter properly brought before the AGM.
Who is entitled to vote at the AGM?
Shareholders of record and beneficial holders as of the Record Date are entitled to attend virtually and vote at the AGM. Please note the following special cases:
•
Beneficial owners of Ordinary Shares as of the Record Date have the right to direct their broker or other agent on how to vote the Ordinary Shares in their account. They are also invited to attend the AGM. However, as beneficial owners are not shareholders of record of the relevant Ordinary Shares, they may not vote their Ordinary Shares at the AGM unless they request and obtain a legal proxy from their broker or agent, as discussed further below under “How do I vote if I am a beneficial owner?”

•
Any corporation that is a shareholder of record may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at the AGM and the person so authorized shall (on production of a certified copy of such resolution at the AGM) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it were an individual shareholder of the Company, as discussed further below under “How do I vote if I am a shareholder of record?”

•
Holders of CDIs may instruct the Voting Agent on behalf of CREST Nominees, as custodian in the Depository Trust Company (“DTC”) clearance system for Euroclear, as the depository and issuer of the CDIs, as to how to exercise the votes attaching to the Ordinary Shares underlying such CDIs by voting through www.envisionreports.com/LIVN or returning a completed Form of Proxy to Computershare Investor Services Plc, acting as Voting Agent on behalf of CREST Nominees. Alternatively, holders of CDIs can vote using the CREST system. After the Voting Agent has received instructions on how to vote on the proposals from the holders of CDIs, it will complete an omnibus proxy card reflecting such instructions and send it to the transfer agent. For additional information, please see “How do I vote if I am a holder of CDIs?”

How is a quorum determined?
The presence of the holders of record of shares in the Company, who together represent at least a majority of the voting rights of all the shareholders of record entitled to vote, present in person (virtually) or by proxy, at the AGM is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for the purposes of determining a quorum at the AGM (but, as noted elsewhere in this proxy statement, will not be counted in the calculation of the proportion of votes cast “for” or “against” the resolution).
Who will count the votes?
Representatives of the Company’s transfer agent, Computershare, will serve as scrutineers of the poll, and will also serve as master tabulator.

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Where can I find the voting results of the AGM?
The final voting results will be checked by the scrutineers and disclosed by way of an announcement via a Current Report on Form 8-K, which LivaNova is required to file with the SEC. The results of the polls taken on the resolutions at the AGM and any other information required by the Companies Act will be made available on our website as soon as reasonably practicable after the AGM and for a period of two (2) years thereafter.
What is the difference between holding Ordinary Shares as a shareholder of record, or as a beneficial owner and holder of CDIs?
If a shareholder is registered on the register of members of the Company as holding Ordinary Shares, that shareholder is considered, with respect to those Ordinary Shares, the shareholder of record. As of April 13, 2026, the latest practicable date prior to publication of this proxy statement, we had 35 shareholders of record, including Cede & Co., the nominee for the DTC.
In order to become a shareholder of record of Ordinary Shares, a beneficial owner must withdraw the relevant Ordinary Shares from the DTC system. Beneficial owners are reminded that any transfer of the Ordinary Shares out of the DTC system will generally be subject to UK stamp duty or stamp duty reserve tax. Beneficial owners are, therefore, strongly discouraged from withdrawing their Ordinary Shares from the DTC system.
If your Ordinary Shares are held for you in a stock brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being made available or forwarded to you by your broker, bank, or other nominee through whom you hold the Ordinary Shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your Ordinary Shares by following the instructions for voting on the proxy card.
In addition, in connection with the admission to trading of the Ordinary Shares on the London Stock Exchange, LivaNova entered into depositary arrangements to enable holders to settle interests in Ordinary Shares through the CREST system without the need for the underlying Ordinary Shares to be withdrawn from the DTC system. When trading in LivaNova’s Ordinary Shares on the London Stock Exchange was canceled, any holders of depositary interests who took no action to withdraw their interests from the depositary facility operated by Computershare Investor Services PLC by the date of termination of that facility had their interests replaced through CREST with CDIs. These CDIs represent underlying Ordinary Shares on a one-for-one basis.
How do I vote if I am a shareholder of record?
If you are a shareholder of record on the Record Date, you may vote your Ordinary Shares virtually at the AGM or appoint another person or persons as your proxy to exercise any or all of your rights to attend and to speak and vote at the AGM. You may appoint more than one proxy in relation to the AGM (provided that each proxy is appointed to exercise the rights attached to a different Ordinary Share(s)). Such proxy need not be a shareholder of record but must attend the AGM to represent you and must vote as you instruct for your vote to be counted.
You may appoint a proxy to vote on your behalf using one of the following methods:
•
By returning the proxy card, or other instrument appointing a proxy, completed in accordance with the instructions therein and signed to Proxy Services, c/o Computershare Investor Services, PO Box 43101, Providence, RI, USA 02940-5067;

•
By submission via the internet by going to envisionreports.com/LIVN and following the instructions provided;

•
By telephone, using the number shown on the Notice or proxy card; or

•
During the AGM, you may submit a ballot at www.meetnow.global/MM4W4G7. You will need to review the information included on your Notice or on your proxy card or in the instructions accompanying your proxy materials.

To be effective, the proxy appointment must be received by 3:00 pm British Summer Time on June 10, 2026.
Details of how to appoint the Chair of the AGM, or another person, as your proxy are set out in the proxy card.

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Please sign the proxy card exactly as your name appears on the card. If a shareholder of record is a corporation, limited liability company, or partnership, the proxy card should be signed in the full corporate, limited liability company, or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee, or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person, or by proxy, shall be accepted to the exclusion of the votes of the other joint holders and seniority shall be determined by the order in which the names of the holders stand in the register of members.
The return of a completed proxy card, or the submission of proxy instructions via the internet or by telephone, will not prevent a shareholder of record from attending virtually and voting at the AGM. If you have appointed a proxy and attend the AGM virtually and vote in person, your proxy appointment will automatically be terminated.
If you properly give instructions as to your proxy appointment by executing and returning a paper proxy card or through the internet or by telephone, and your proxy appointment is not subsequently revoked, your Ordinary Shares will be voted in accordance with your instructions.
If you are a shareholder of record and you execute and return a proxy card, but do not give instructions, your proxy will be voted FOR each of the proposals.
If you have not received a proxy card and believe that you should have one, please contact your broker, bank, or other nominee for more information.
How do I vote if I am a beneficial owner?
If you are a beneficial owner, you should follow the directions provided by your broker, bank, or other nominee. You may submit instructions by telephone or through the internet to your broker, bank or other nominee, or request and return a paper proxy card to your broker, bank, or other nominee.
If you are a beneficial owner and you wish to vote virtually at the AGM, you must obtain a legal proxy from your broker, bank or other nominee and register to attend the AGM following the instructions below. To register to attend the AGM virtually, you must submit proof of your proxy power (legal proxy) reflecting your LivaNova holdings along with your name and email address to Computershare Inc. Requests for registration should be directed to: Computershare Inc. LivaNova PLC Legal Proxy PO Box 43001 Providence, RI USA 02940-3001 or legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 pm Eastern Time on June 3, 2026. You will receive confirmation of your registration by email after we receive your registration materials.
How do I vote if I am a holder of CDIs?
If you are a holder of CDIs, you should follow the instructions on the notice of meeting and vote your shares at envisionreports.com/LIVN. Alternatively, holders of CDIs may transmit voting instructions by utilizing the CREST voting service in accordance with the procedures described in the CREST Manual (available via www.euroclear.com). To be effective, the CREST Voting Instruction must be transmitted so as to be received by the Voting Agent (ID: 3RA50) no later than 3:00 pm British Summer Time on June 8, 2026 (or, in the event of an adjourned meeting, four (2) business days before the adjourned meeting (excluding weekends and public holidays in the UK and the U.S.)). If you are a holder of CDIs and you wish to vote virtually at the AGM, please contact the Voting Agent, Computershare Investor Services PLC (contact details for whom are set in the Form of Proxy to be sent by Computershare Investor Services PLC to all holders of CDIs) to obtain a letter of representation to allow you to virtually attend, speak at, and vote at the AGM.
Can I change my vote or revoke my proxy?
If you are a shareholder of record, you can change how you wish to instruct the proxy to vote or revoke your proxy at any time before the AGM, by:
•
Delivering a valid, later-dated proxy card prior to the cut-off time for receipt of proxies, in which case your later-submitted proxy will be recorded, and your earlier proxy revoked. Any later-dated proxy card received after the relevant cut-off time will be disregarded;

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•
Amending your internet or telephone proxy instruction prior to the cut-off time for receipt of proxies, whereby your original instruction will be superseded. Any amended proxy instruction received after the relevant cut-off time will be disregarded;

•
Sending written notice to the office of the Company Secretary at the Company’s registered office, which must be received at least 24 hours prior to the start of the AGM; or

•
Voting at the AGM.

If you are a beneficial owner of Ordinary Shares, you may submit new proxy appointment instructions by contacting your broker, bank, or other nominee. You may also vote virtually at the AGM if you obtain a legal proxy and register for the meeting.
If you are a CDI holder, you may submit a new Form of Proxy following the instructions previously set out, at any time prior to 3:00 pm British Summer Time on June 8, 2026.
All Ordinary Shares that have been properly voted and not revoked will be counted in the votes held on the resolutions proposed at the AGM. Attending the AGM without taking further action will not automatically revoke your prior proxy.
What are “routine” and “non-routine” matters and what are “broker non-votes”?
Under the rules and interpretations of the New York Stock Exchange (which apply to all U.S. brokers pursuant to the rules of the SEC), “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The ratification of the selection of the independent registered public accounting firm for both the U.S. and the UK, the authorization to grant authority to allot shares, the authorization to grant power to disapply pre-emption rights, the approval of the proposed repurchase contracts and the authorization to enter into a share repurchase contract with any of the Approved Counterparties, and the authorization of the remuneration of the UK auditor are generally considered to be “routine”; accordingly, these are the only proposals on which a bank, broker, or other nominee can vote without instructions. All other proposals being considered at the AGM are considered to be non-routine matters. Brokers, banks, and other nominees may not vote on your behalf on these matters unless you have provided instructions from you on how to vote your shares.
Brokers, banks, or other nominees generally have discretionary voting power with respect to routine matters but not non-routine matters. If you own your Ordinary Shares through a bank, broker, or other nominee and you do not provide them with specific voting instructions, the bank, broker, or nominee will be permitted to vote only on routine matters and will submit a “broker non-vote” on non-routine matters.
Broker non-votes will be counted for the purpose of determining whether a quorum is present at the AGM.
What are the voting requirements to approve the resolutions?
In accordance with the Articles, all resolutions will be taken on a poll. Voting on a poll means that each share represented in person or by proxy will be counted in the vote. Please see the discussion under each proposal for a detailed explanation of the voting requirement for each proposal.
You can vote “for” or “against” a resolution. Each of these votes will have legal effect under English law in that they count as votes cast. An abstention, indicated by electing “abstain,” is not a vote under English law.
Why are you holding a virtual meeting instead of a physical meeting?
We are excited to embrace the latest technology to provide expanded access, improved communication, and cost savings for our shareholders and the Company. In addition, we believe that hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting since our shareholders can participate from any location around the world with internet access.

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How may I attend the AGM?
The AGM will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the AGM only if you were a shareholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the AGM. No physical meeting will be held.
You will be able to attend the AGM online and submit your questions during the meeting by visiting www.meetnow.global/MM4W4G7. You also will be able to vote your shares online by attending the AGM by webcast.
To participate in the AGM, you will need to review the information included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 3:00 pm British Summer Time on June 10, 2026. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
How do I register to attend the AGM virtually on the internet?
If you are a registered shareholder (i.e., you hold your shares through the Company’s transfer agent, Computershare), you do not need to register to attend the AGM. Please follow the instructions on the Notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must obtain a legal proxy from your intermediary and then register in advance to attend the AGM.
To register to attend the AGM, you must submit proof of your proxy power (legal proxy) reflecting your LivaNova holdings along with your name and email address to Computershare. Requests for registration must be labeled “Legal Proxy” and be received no later than 5:00 pm Eastern Time, on June 3, 2026. Requests for registration should be directed as follows:
By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com By mail: Computershare LivaNova PLC Legal Proxy PO Box 43001 Providence, RI USA 02940-3001. You will receive a confirmation of your registration by email after the Company receives your registration materials.
If you are a holder of CDIs and would like to attend, speak, and vote at the AGM, please contact the Voting Agent Computershare Investor Services PLC (contact details for whom are set out in the Form of Proxy to be sent by Computershare Investor Services PLC to all holders of CDIs) who will provide you with a letter of representation with respect to your CDI holding as at the Record Date that will enable you to attend, speak at, and vote your underlying Ordinary Shares at the AGM on CREST Nominees’ behalf.
What if I have trouble accessing the AGM virtually?
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it, or you may call 1-888-724-2416.
May I ask questions at the AGM?
If you were a shareholder on the Record Date and have the right to attend the AGM, you may ask questions relevant to the meeting at the AGM. There will be a space to enter your questions online and, subject to meeting rules, a response will be provided verbally for all to hear. The Company also commits to posting answers to relevant questions presented at the AGM on the Investor page of our website, www.livanova.com, after the AGM.

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ADDITIONAL INFORMATION
For additional information, please contact company.secretariat@livanova.com.
Other Business
The Board is not aware of any business to be acted upon at the AGM other than that described in this proxy statement. If any other business comes before the AGM, the proxy holders (as indicated in the accompanying proxy card or cards) will vote their proxies according to their best judgment with respect to such matters.

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APPENDIX A — FORM OF SHARE REPURCHASE CONTRACT
This Share Repurchase Contract (this “Agreement”) is made on [        ] between:
LivaNova plc (“LivaNova”)
20 Eastbourne Terrace
London
W2 6LG
United Kingdom
Registered No. 09451374
[Barclays Capital Inc.] [BofA Securities, Inc.] [Goldman Sachs & Co. LLC] [MUFG Securities Americas Inc.] [Wells Fargo Securities, LLC] (the “Counterparty”)
[           ]
It is agreed that the Counterparty will purchase on a riskless principal basis ordinary shares of LivaNova, with a nominal value of £1 per share (the “Ordinary Shares”), for subsequent on-sale and delivery to LivaNova under the terms of this Agreement as follows:
1.
Ordinary Shares will be purchased up to the quantity and purchase price level advised by telephone and/or via email from an authorised person at LivaNova (the “Purchase Price”) (each such authorised person(s), an “Authorised Person”).

2.
Ordinary Shares will be purchased in accordance with all applicable laws and regulations, including (without limitation) in accordance with:

(a)
the volume limitations of Rules 10b-18(b)(4) and 10b-18(c)(2) of the Securities Exchange Act of 1934, as may be amended or superseded from time to time (the “Exchange Act”), provided, that the Counterparty shall not be responsible for compliance with such volume limitations to the extent that the Company or any affiliated purchaser of the Company has purchased shares through any other broker or dealer on any single day (including the purchase of a block of stock under the “one block per week” exemption provided for under Rule 10b-18(b)(4)) and the Company either (i) has not informed the Counterparty of any such purchases executed on the same day (or, in the case of block purchases, during the same week) on which the Company has instructed the Counterparty to effect purchases under this Agreement or (ii), in the case of block purchases, has not informed the Counterparty of the volume of all such block purchases effected during the prior four weeks for purposes of computing allowable trading volume

(b)
The maximum value of Ordinary Shares, at acquisition cost, to be purchased under this program will be advised to the Counterparty by an Authorised Person from time to time following the execution of this Agreement;

(c)
Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act, as may be amended or superseded from time to time; and

(d)
Rule 10b-18(b)(3) of the Exchange Act, as may be amended or superseded from time to time, it being understood that the Counterparty shall not be responsible for delays between the execution and reporting of a trade or any reporting errors of an exchange or third party reporting system in each case beyond the Counterparty’s control.

3.
LivaNova confirms that all purchases by the Counterparty will be effected pursuant to Rule 10b-18 of the Exchange Act, as may be amended or superseded from time to time, from or through only one broker or dealer on any single day.

4.
Purchases by the Counterparty may be made on any national securities exchange, electronic communication network (“ECN”), alternative trading system (“ATS”) or in over-the-counter (“OTC”) transactions.

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5.
Before purchases commence under this Agreement, LivaNova will have officially disclosed the repurchase program to the public.

6.
LivaNova represents that the purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will not violate or contravene any legal, regulatory or contractual restriction applicable to LivaNova or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act.

7.
Purchases of Ordinary Shares, in accordance with the instructions contained herein, will commence on the date to be agreed between LivaNova and the Counterparty.

8.
Daily purchase information will be provided to LivaNova by phone or e-mail, and trade confirmations will be sent by e-mail or fax the following day to [     ], attention: [           ] or by e-mail to      [     ].

9.
The Counterparty shall, including, without limitation, by liaising with Computershare Trust Company, N.A. or its successor or assign as transfer agent and registrar of LivaNova (the “Transfer Agent”), procure that any Ordinary Shares to be sold by the Counterparty to LivaNova are transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Shares are withdrawn from the facilities of the Depositary Trust Company (the “DTC System”) (in particular by removing any Ordinary Share deposited with the depositary of the DTC System, Cede & Co.) and LivaNova receives the Ordinary Shares in record form (“Record Shares”).

10.
In accordance with paragraph 9, Counterparty shall sell, and LivaNova shall purchase, such Record Shares. Such purchase(s) shall be (a) settled on the same day that the Counterparty acquires the shares upon the settlement of its purchase(s) pursuant to paragraph 1 (or on such other date as may be agreed between LivaNova and the Counterparty); and (b) on the same terms as the purchase(s) were effectuated by the Counterparty pursuant to paragraph 1. Following such purchase and delivery, LivaNova shall be registered as the record holder of such Record Shares, or such Record Shares shall otherwise be cancelled. LivaNova shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from Counterparty.

11.
Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to LivaNova in accordance with the terms of this Agreement.

12.
LivaNova will pay for any and all Record Shares purchased by it by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of Record Shares or such other date as may be agreed between LivaNova and the Counterparty. Any commission payable by LivaNova in respect of the delivery of Record Shares shall be agreed in writing from time to time between LivaNova and the Counterparty, and shall be paid to the Counterparty by LivaNova on delivery of Record Shares. The relevant bank account details of the Counterparty shall be notified to LivaNova by the Counterparty in writing from time to time.

13.
LivaNova’s tax identification number is [          ].

14.
Notices for the attention of LivaNova shall be sent to:

[      ]
Notices for the attention of the Counterparty shall be sent to the address notified in writing to LivaNova by the Counterparty.
15.
The Counterparty and LivaNova each acknowledge and agree that:

(a)
prior to an acquisition by LivaNova under paragraph 10 hereof, LivaNova shall not acquire, nor have any legal or beneficial interest in, any Ordinary Share purchased by Counterparty pursuant to this Agreement;

(b)
nothing in this Agreement is or shall constitute a party acting as the agent of the other for any

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purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other;
(c)
the Counterparty shall act as principal in respect of its acquisition of the Ordinary Shares and shall effect purchases of shares hereunder in “riskless principal transactions” as defined in Rule 10b-18(a)(12) of the Exchange Act; and

(d)
no modification, amendment, supplement to or waiver of this Agreement or any of its provisions shall be binding upon the parties hereto unless made in writing and duly signed by both parties.

16.
LivaNova represents and warrants that:

(a)
it is not, on the date hereof and on any date that LivaNova notifies the Counterparty to transact under this Agreement, in possession of any material non-public information regarding LivaNova or the Ordinary Shares;

(b)
it will not communicate, directly or indirectly, any material non-public information relating to LivaNova or the Ordinary Shares to any employee of the Counterparty or its affiliates who is involved, directly or indirectly, in executing the transactions under this Agreement while the Agreement is in effect; and

(c)
it (i) is acting for its own account, and it is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, (ii) has made its own independent decisions to enter into this Agreement and as to whether this Agreement is appropriate or proper for it based upon its own judgment and has consulted with its own advisors as to the legal, tax, business, financial or other relevant aspects of, and has not relied upon the Counterparty in connection with, LivaNova’s adoption of this Agreement, (iii) has not understood any communication (written or oral) received from the Counterparty or any of its affiliates or their respective employees to be an assurance or guarantee as to the expected results of this Agreement or any purchases effected hereunder, (iv) is exercising independent judgment in evaluating the communications (written or oral) of the Counterparty and its affiliates and their respective employees and (v) acknowledges that the Counterparty is not acting as a fiduciary or an advisor for LivaNova.

17.
LivaNova agrees to indemnify and hold harmless the Counterparty and its directors, officers, employees and affiliates (the “Counterparty Persons”) from and against all claims, losses, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) arising out of any breach of LivaNova’s representations, warranties or covenants in this Agreement, except to the extent that such claims or cause of actions arise out of or relate to a Counterparty Person’s acts of gross negligence, willful misconduct or bad faith. LivaNova agrees that, in the absence of bad faith, the Counterparty Persons shall not have any liability whatsoever to LivaNova for any action taken or omitted to be taken in connection with this Agreement or the making of any purchases hereunder, except to the extent that such claims or cause of actions arise out of or relate to a Counterparty Person’s acts of gross negligence, willful misconduct or bad faith.

18.
This Agreement will be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law or conflict of law provisions thereof (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York). In any legal action between the Counterparty, its employees or agents and LivaNova, its employees or agents that arises out of this Agreement, the parties agree (a) that service of process may be made by certified mail and the parties waive any objection to such service; (b) that the courts of the United States District Court sitting in the State of New York shall have jurisdiction and hereby waive any objection to such jurisdiction; and (c) that the venue of any such action may be the Southern District of New York.

19.
For purposes of Subpart I of Federal Reserve Board Regulation YY (12 FRC 252.81 – 12 CFR 252.88), if LivaNova is not a US Person (as defined in 12 FRC 252.81) and a Covered Entity then (i) in the event that the Counterparty becomes subject to a proceeding under a U.S. Special Resolution Regime, the

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transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from the Counterparty will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the of the United States or a State of the United States; and (ii) in the event the Counterparty or any BCH Act Affiliate of the Counterparty becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights with respect to this Agreement that may be exercised against the Counterparty are permitted to be exercised to no greater extent than the Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a State of the United States. For purposes of this paragraph, “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); “Covered Entity” means any of the following: (1) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (2) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (3) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2, 382.1, as applicable; and “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
20.
This Agreement constitutes the entire agreement between LivaNova and the Counterparty and supersedes any prior agreements or understandings regarding this Agreement.

21.
This Agreement may be signed in counterparts, each of which will be an original.

22.
The Counterparty may transfer or assign its rights and obligations hereunder to any registered broker-dealer under common control with the Counterparty.

23.
This Agreement is binding upon, and inures to the benefit of, the parties and their respective permitted successors and assigns.

24.
Notwithstanding anything to the contrary in this Agreement, if any provision of this Agreement is or becomes inconsistent with any applicable present or future law, rule or regulation, that provision will be deemed modified or, if necessary, rescinded in order to comply with the relevant law, rule or regulation. All other provisions of this Agreement will continue and remain in full force and effect.

25.
This Agreement may be terminated by either party at any time, and with immediate effect, upon written notice from one party to the other by overnight mail, email or fax, at the addresses or fax numbers previously notified by the other party (provided, that, any such termination notice shall not indicate the reasons for the termination or contain any material non-public information).

LivaNova plc		[ ]
By:	By:

Name:	Name:
Title:	Title:

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Appendix B — Form of Rule 10b5-1 Repurchase Plan
This Repurchase Plan (this “Repurchase Plan”) is made on [           ] between:
LivaNova plc (“LivaNova”)
20 Eastbourne Terrace
London
W2 6LG
United Kingdom
Registered No. 09451374
[Barclays Capital Inc.] [BofA Securities, Inc.] [Goldman Sachs & Co. LLC] [MUFG Securities Americas Inc.] [Wells Fargo Securities, LLC] (the “Counterparty”)
[           ]
Capitalized terms used and not otherwise defined in the body of this Repurchase Plan shall have the meaning given to such terms in “Exhibit A” hereto, which is incorporated herein and made part of this Repurchase Plan.
WHEREAS, LivaNova desires to establish this Repurchase Plan to purchase its ordinary shares with a nominal value of £1 per share (the “Ordinary Shares”); and
WHEREAS, LivaNova desires to purchase Ordinary Shares from the Counterparty in accordance with this Repurchase Plan.
NOW, THEREFORE, LivaNova and the Counterparty hereby agree as follows:
1.
Prior to the commencement of transactions contemplated by this Repurchase Plan, the parties shall agree in writing in a form substantially as set forth on Exhibit A hereto certain terms in respect of the proposed repurchase.

2.
During the Trading Period, the Counterparty shall purchase on a riskless principal basis Ordinary Shares having a maximum aggregate value of no more than the Total Repurchase Amount. On each day (each, a “Trading Day”) during the Trading Period on which Nasdaq (the “Exchange”) is open for trading, the Counterparty shall purchase that number of Ordinary Shares having an aggregate value of up to the Maximum Amount, plus or minus up to [      ], using its reasonable efforts to purchase such Ordinary Shares at a price equal to the volume weighted average price for such day’s trading session. Notwithstanding the foregoing, the Counterparty shall not purchase any Ordinary Shares at a price exceeding the Limit Price.

3.
The Counterparty shall, including without limitation, by liaising with Computershare Trust Company N.A. (or its successor or assign) as transfer agent and registrar of LivaNova (the “Transfer Agent”), procure that any Ordinary Shares to be sold by the Counterparty to LivaNova are transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Shares are withdrawn from the facilities of the Depositary Trust Company (the “DTC System”) (in particular by removing any Ordinary Shares deposited with the nominee of the DTC System, Cede & Co.) and LivaNova receives the Ordinary Shares in record form (“Record Shares”).

4.
In accordance with paragraph 3, the Counterparty shall sell, and LivaNova shall purchase all such Record Shares. Such purchase(s) shall be (a) settled on the same day that the Counterparty acquires the shares upon the settlement of its purchase(s) pursuant to paragraph 2 (or on such other date as may be agreed between LivaNova and the Counterparty); and (b) on the same terms as the purchase(s) were effectuated by the Counterparty pursuant to paragraph 2. Following such purchase and delivery, LivaNova shall be registered as the record holder of such Record Shares or such Record Shares shall otherwise be cancelled. LivaNova shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty. The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to LivaNova in accordance with the terms of this Repurchase Plan.

B-1

5.
LivaNova will pay for any Record Shares purchased by it in accordance with paragraph 4 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of the Record Shares or such other date as may be agreed between LivaNova and the Counterparty. Any commission payable by LivaNova in respect of the delivery of Record Shares shall be set forth on Exhibit A, and shall be paid to the Counterparty by LivaNova on delivery of the Record Shares. The relevant bank account details of the Counterparty or its designee shall be notified to LivaNova by the Counterparty in writing from time to time.

6.
The Repurchase Plan shall terminate upon the earliest of:

(a)
the repurchase of the Total Repurchase Amount contemplated by the Repurchase Plan, as set forth in paragraph 2;

(b)
the close of business on the last day of the Trading Period;

(c)
promptly after receipt by the Counterparty of notice of early termination, delivered by LivaNova by e-mail to [           ] and confirmed by telephone (provided, that, any such termination notice shall not indicate the reasons for the termination or contain any material non-public information);

(d)
the Counterparty receiving notice of any intended or actual commencement of any voluntary or involuntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or similar law or seeking the appointment of a trustee, receiver or other similar official, or the taking of any corporate action by LivaNova to authorize or commence any of the foregoing; or

(e)
the public announcement of a tender or exchange offer for the Ordinary Shares or of a merger, acquisition or other similar business combination or transaction involving a recapitalization, in each case, involving LivaNova or the Ordinary Shares, except if the consideration in such transaction is solely cash and there is no valuation period.

It is understood that any such termination shall not cause purchases previously effected pursuant to this Purchase Agreement to fail to be entitled to the benefits of Rule 10b5-1(c).
7.
The Counterparty shall comply with the requirements of paragraphs (b)(2), (b)(3) and (b)(4) of Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with purchases of the Ordinary Shares in the open market pursuant to this Repurchase Plan, it being understood that the Counterparty shall not be responsible for delays between the execution and reporting of a trade or any reporting errors of an exchange or third party reporting system in each case beyond the Counterparty’s control. LivaNova agrees not to take any action that would cause purchases not to comply with Rule 10b-18, Rule 10b5-1 or Regulation M.

8.
LivaNova confirms that, on the date hereof that (a) it is not aware of material, non-public information with respect to LivaNova of the Ordinary Shares, (b) it is entering into this Repurchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act or other applicable securities laws, and it agrees to act in good faith with respect to the Repurchase Plan, (c) it understands the proscriptions of Rule 10b5-1 in respect of offsetting and hedging transactions, (d) it will not disclose to any persons at the Counterparty effecting purchases under the Repurchase Plan any information regarding LivaNova that might influence the execution of the Repurchase Plan and (e) it will inform the Counterparty as soon as possible of any subsequent legal or contractual restrictions affecting the execution of the Repurchase Plan by the Counterparty or by LivaNova and of the occurrence of any event that would cause the Repurchase Plan to end or be suspended as contemplated in paragraph 6.

9.
If the Counterparty must suspend purchases of Ordinary Shares under this Repurchase Plan on a particular day for any of the following reasons:

(a)
a day specified by the Repurchase Plan is not a day on which the Ordinary Shares trade in a regular way on the Exchange;

(b)
trading of the Ordinary Shares on the Exchange is suspended for any reason; or

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(c)
the Counterparty cannot effect a purchase of Ordinary Shares due to legal, regulatory or contractual restrictions applicable to it or to LivaNova (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18), the Counterparty will resume purchases in accordance with this Repurchase Plan on the next day specified in the Repurchase Plan after the condition causing the suspension of purchases has been resolved.

10.
It is the intent of LivaNova and the Counterparty that this Repurchase Plan comply with the requirements of Rule 10b5-1(c)(1)(i) and Rule 10b-18 under the Exchange Act, and this Repurchase Plan shall be interpreted to comply with the requirements thereof.

11.
The number of Ordinary Shares, together with other share amounts and prices, if applicable, as set forth in paragraph 2 shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Ordinary Shares or any change in capitalization with respect to LivaNova that occurs during the term of this Repurchase Plan.

12.
Except as otherwise set forth in this Repurchase Plan, LivaNova acknowledges and agrees that it does not have authority, influence or control over any purchase executed by the Counterparty pursuant to this Repurchase Plan, and LivaNova will not attempt to exercise any authority, influence or control over purchases. The Counterparty agrees not to seek advice from LivaNova with respect to the manner in which it executes purchases under this Repurchase Plan.

13.
All notices given by the parties under this Repurchase Plan will be as follows:

[
     ]
Notices for the attention of the Counterparty shall be sent to the address notified in writing to LivaNova by the Counterparty.
14.
The Counterparty and LivaNova each acknowledges and agrees that:

(a)
prior to an acquisition by LivaNova pursuant to paragraph 4, LivaNova shall not acquire, nor have any legal or beneficial interest in, any Ordinary Shares purchased by Counterparty pursuant to this Repurchase Plan;

(b)
nothing in this Repurchase Plan is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other;

(c)
the Counterparty shall act as principal in respect of its acquisition of Ordinary Shares and shall effect purchases of Ordinary Shares hereunder in “riskless principal transactions” as defined in Rule 10b-18(a)(12) of the Exchange Act; and

(d)
no modification, amendment, supplement to or waiver of this Repurchase Plan or any of its provisions shall be binding upon the parties hereto unless made in writing and duly signed by both parties.

15.
LivaNova represents and warrants that:

(a)
it is not, on the date hereof, in possession of any material non-public information regarding LivaNova or the Ordinary Shares;

(b)
it will not communicate, directly or indirectly, any material non-public information relating to LivaNova or the Ordinary Shares to any employee of the Counterparty or its affiliates who is involved, directly or indirectly, in executing the transactions under this Repurchase Plan while the Repurchase Plan is in effect; and

(c)
it (i) is acting for its own account, and it is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, (ii) has made its own independent decisions to enter into this Repurchase Plan and as to whether this

B-3

Repurchase Plan is appropriate or proper for it based upon its own judgment and has consulted with its own advisors as to the legal, tax, business, financial or other relevant aspects of, and has not relied upon the Counterparty in connection with, LivaNova’s adoption of this Repurchase Plan, (iii) has not understood any communication (written or oral) received from the Counterparty or any of its affiliates or their respective employees to be an assurance or guarantee as to the expected results of this Repurchase Plan or any purchases effected hereunder, (iv) is exercising independent judgment in evaluating the communications (written or oral) of the Counterparty and its affiliates and their respective employees, (v) neither LivaNova nor any “affiliated purchaser” (as defined in Rule 10b-18(a)) will, during the period this Repurchase Plan is in effect, effect any “Rule 10b-18 purchase” (as defined in Rule 10b-18(a)) through any broker or dealer other than the Counterparty and (vi) acknowledges that the Counterparty is not acting as a fiduciary or an advisor for LivaNova.
16.
LivaNova agrees to indemnify and hold harmless the Counterparty and its directors, officers, employees and affiliates (the “Counterparty Persons”) from and against all claims, losses, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) arising out of any breach of LivaNova’s representations, warranties or covenants in this Repurchase Plan, except to the extent that such claims or cause of actions arise out of or relate to a Counterparty Person’s acts of gross negligence, willful misconduct or bad faith. LivaNova agrees that, in the absence of bad faith, the Counterparty Persons shall not have any liability whatsoever to LivaNova for any action taken or omitted to be taken in connection with this Repurchase Plan or the making of any purchases hereunder, except to the extent that such claims or cause of actions arise out of or relate to a Counterparty Person’s acts of gross negligence, willful misconduct or bad faith.

17.
This Repurchase Plan will be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law or conflict of law provisions thereof (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York). In any legal action between the Counterparty, its employees or agents and LivaNova, its employees or agents that arises out of this Repurchase Plan, the parties agree (a) that service of process may be made by certified mail and the parties waive any objection to such service; (b) that the courts of the United States District Court sitting in the State of New York shall have jurisdiction and hereby waive any objection to such jurisdiction; and (c) that the venue of any such action may be the Southern District of New York.

18.
For purposes of Subpart I of Federal Reserve Board Regulation YY (12 FRC 252.81 — 12 CFR 252.88), if LivaNova is not a US Person (as defined in 12 FRC 252.81) and a Covered Entity then (i) in the event that the Counterparty becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Repurchase Plan (and any interest and obligation in or under, and any property securing, this Repurchase Plan) from the Counterparty will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Repurchase Plan (and any interest and obligation in or under, and any property securing, this Repurchase Plan) were governed by the laws of the of the United States or a State of the United States; and (ii) in the event the Counterparty or any BCH Act Affiliate of the Counterparty becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights with respect to this Repurchase Plan that may be exercised against the Counterparty are permitted to be exercised to no greater extent than the Default Rights could be exercised under the U.S. Special Resolution Regime if this Repurchase Plan were governed by the laws of the United States or a State of the United States. For purposes of this paragraph, “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); “Covered Entity” means any of the following: (1) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (2) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (3) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2, 382.1, as applicable; and “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

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19.
This Repurchase Plan constitutes the entire agreement between LivaNova and the Counterparty and supersedes any prior agreements or understandings regarding this Repurchase Plan (other than, for purposes of clarity, the Share Repurchase Contract, dated [         ], between LivaNova and the Counterparty).

20.
This Repurchase Plan may be signed in counterparts, each of which will be an original format.

21.
The Counterparty may transfer or assign its rights and obligations hereunder to any registered broker-dealer under common control with the Counterparty.

22.
This Repurchase Plan is binding upon, and inures to the benefit of, the parties and their respective permitted successors and assigns.

23.
Notwithstanding anything to the contrary in this Repurchase Plan, if any provision of this Repurchase Plan is or becomes inconsistent with any applicable present or future law, rule or regulation, that provision will be deemed modified or, if necessary, rescinded in order to comply with the relevant law, rule or regulation. All other provisions of this Repurchase Plan will continue and remain in full force and effect.

24.
This Repurchase Plan may be terminated by either party at any time, and with immediate effect, upon written notice from one party to the other by overnight mail, email or fax, at the addresses or fax numbers previously notified by the other party (provided, that, any such termination notice shall not indicate the reasons for the termination or contain any material non-public information).

IN WITNESS WHEREOF, the parties hereto have executed this Repurchase Plan as of the date first written above.
LivaNova plc	[ ]
By:	By:
Name:	Name:
Title:	Title:

B-5

EXHIBIT A
The Counterparty and LivaNova hereby agree that the following terms shall have the following meanings. “Limit Price” shall mean a per share price of US$ [           ].
“Maximum Amount” is the maximum purchase amount in a single trading day and shall mean US$ [        ].
“Trading Period” shall mean the period commencing on [           ] and terminating at close of business on [           ].
“Total Repurchase Amount” is the maximum aggregate purchase amount in the Trading Period and shall mean US$ [           ]. Commission paid under this Repurchase Plan shall equal US$ [         ] per Record Share sold to LivaNova.

B-6

LivaNova

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
+44 20 3325 0660

livanova.com

LivaNova
welcome to your new life

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

Your vote matters – here's how to vote!

2026 Annual General Meeting Proxy Card

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	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
1.01	☐	☐	☐	1.08	☐	☐	☐	5.	☐	☐	☐
1.02	☐	☐	☐	1.09	☐	☐	☐	6.	☐	☐	☐
1.03	☐	☐	☐	1.10	☐	☐	☐	7.	☐	☐	☐
1.04	☐	☐	☐	1.11	☐	☐	☐	8.	☐	☐	☐
1.05	☐	☐	☐	2.	☐	☐	☐	9.	☐	☐	☐
1.06	☐	☐	☐	3.	☐	☐	☐	10.	☐	☐	☐
1.07	☐	☐	☐	4.	☐	☐	☐				

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1UPX 687769

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1 U P X049VWH2026 Annual General Meeting Proxy CardUse a black ink pen. Mark your votes with an X as shown in this example. Please do not write outside the designated areas.q IF VOTING BY MAIL, SIGN, DETACH, AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q1.01 1.08 5.1.02 1.09 6.1.03 1.10 7.1.04 1.11 8.1.05 2. 9.1.06 3. 10.1.07 4.For Against Abstain For Against Abstain For Against AbstainA Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 – 10.MMMMMMMMMMMMMMMMMMMMM1234 5678 9012 3456 8 7 7 6 9If no electronic voting, delete QR code and control #000001MR A SAMPLE DESIGNATION (IF ANY) ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________MMMMMMMMMMMMMMMC123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extMR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMC 1234567890 J N TYou may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/LIVN or scan the QR code — login details are located in the shaded bar below.Your vote matters – here’s how to vote!Votes submitted online or by phone must be received by 3:00 pm British Summer Time, on June 10, 2026PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Proxy — LivaNova PLCC Non-Voting Itemsq IF VOTING BY MAIL, SIGN, DETACH, AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address — Please print new address below. Comments — Please print your comments below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.1. Ordinary Resolution: To elect, by separate resolution, each of the following eleven (11) directors for a term expiring at the AGM to be held in 2027 (“2027 AGM”): 01 J. Christopher Barry 02 Francesco Bianchi 03 Stacy Enxing Seng 04 William Kozy 05 Vladimir Makatsaria 06 Jette Nygaard-Andersen 07 Susan Podlogar 08 Todd Schermerhorn 09 Brooke Story 10 Peter Wilver 11 Donald Zurbay2. Ordinary Resolution: To approve, on an advisory basis, the Company’s compensation of its named executive officers (“U.S. Say on Pay”).3. Ordinary Resolution: To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership (“PwC-US”), as the Company’s independent registered public accounting firm for 2026.4. Ordinary Resolution: To generally and unconditionally authorize the directors, for the purposes of section 551 of the Companies Act 2006 (the “Companies Act”), to exercise all powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company up to an aggregate nominal amount of £10,985,296, provided that: (A) (unless previously revoked, varied, or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this authority expires, make offers or agreements which would or might require shares in the Company to be allotted, or rights to subscribe for, or convert securities into, shares to be granted, after its expiry and the directors may allot shares or grant rights to subscribe for, or convert securities into, shares pursuant to such offers or agreements as if this authority had not expired; and (B) this authority replaces all subsisting authorities previously granted to the directors for the purposes of section 551 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect without prejudice to any allotment of shares or grant of rights already made, offered, or agreed to be made under such authorities.5. Special Resolution: Subject to the passing of resolution 4 and in accordance with sections 570 and 573 of the Companies Act, to empower the directors generally to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authority conferred by resolution 4, and/or to sell Ordinary Shares (as defined in section 560 of the Companies Act) held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act (existing shareholders’ pre-emption rights) did not apply to any such allotment or sale, provided that this power is limited to the allotment of equity securities or sale of treasury shares for cash up to an aggregate nominal amount of £10,985,296, provided that: (A) (unless previously revoked, varied, or renewed by the Company) this power will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this power expires, make offers or agreements which would or might require equity securities to be allotted and/or treasury shares to be sold after its expiry and the directors may allot equity securities and/or sell treasury shares pursuant to such offers or agreement as if this power had not expired; and (B) this power replaces (except for any power conferred by resolution 4) all subsisting powers previously granted to the directors for the purposes of section 570 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect, without prejudice to any allotment of equity securities already made, offered, or agreed to be made under such powers6. Ordinary Resolution: To approve, for the purposes of section 694 of the Companies Act, the terms of the proposed share repurchase contracts set out in Appendix A and Appendix B of this proxy statement (the “Share Repurchase Contracts”) and to authorize the Company to enter into a Share Repurchase Contract with any of the Approved Counterparties (as defined in this proxy statement) provided that: (A) the maximum aggregate number of Ordinary Shares that may be purchased pursuant to the Share Repurchase Contracts shall not exceed 10% of the total issued Ordinary Shares of the Company as at 5:00 pm Eastern Time on April 13, 2026 as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time; and (B) (unless previously revoked, varied, or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the date that is fifteen (15) months after the date on which this resolution is passed, save that the Company may enter into any Share Repurchase Contract with any of the Approved Counterparties under this authority prior to its expiry and may purchase Ordinary Shares pursuant to any such Share Repurchase Contract.7. Ordinary Resolution: To approve, on an advisory basis, the United Kingdom (“UK”) directors’ remuneration report in the form set out in the Company’s UK annual report (the “UK Annual Report”) for the year ended December 31, 2025.8. Ordinary Resolution: To receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2025, together with the reports of the directors and auditors thereon.9. Ordinary Resolution: To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England (“PwC-UK”), as the Company’s UK statutory auditor for 2026.10. Ordinary Resolution: To authorize the directors and/or the Audit and Compliance Committee to determine the remuneration of the Company’s UK statutory auditor.Notice of 2026 Annual General Meeting Proxy Solicited by Board of Directors for 2026 Annual General MeetingThe shareholder hereby appoints the duly appointed Chair of the Board of Directors of LivaNova PLC as proxy during the 2026 Annual General Meeting, with the power to appoint his/her substitute, and hereby authorizes such proxy to attend, speak, and vote on his/her behalf, as designated on the reverse side of this ballot, and upon such other business as may properly come before the meeting, or any adjournment or postponement thereof, all of the Ordinary Shares that the shareholder is entitled to vote at the LivaNova PLC 2026 Annual General Meeting to be held on June 10, 2026 at 3:00 pm British Summer Time/10:00 am Eastern Time virtually at meetnow.global/MM4W4G7. By returning this card, the shareholder acknowledges receipt of the proxy statement (including the notice of the Annual General Meeting). A shareholder may appoint a proxy of his or her choice if a proxy other than the Chair is preferred, by striking the words: “the duly appointed Chair of the Board of Directors of LivaNova PLC” above and inserting the name of his/her proxy. A proxy need not be a member of the Company but should appear at the meeting to represent the shareholder. The shareholder revokes any previous proxy or proxies given for such shares. The shareholder ratifies and confirms any actions taken by the proxy or his/her substitute holding the shares by virtue of this executed card. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED “FOR” EVERY NOMINEE AND “FOR” PROPOSALS 2-10.Completion and return of a proxy card or submission of proxy instructions will not prevent a shareholder from attending the meeting and voting.To appoint more than one proxy, (an) additional proxy card(s) may be obtained from your bank, broker, or other nominee. Please indicate next to the proxy holder’s name the number of shares in relation to which s/he is authorized to act as proxy. Please also indicate by ticking the box provided if the proxy instructions are one of the multiple instructions being given. All forms must be signed and returned together in the same envelope.You are encouraged to specify your choices by marking the appropriate boxes (see reverse side) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. This proxy, when properly executed, will be voted in the manner directed herein. The Board of Directors recommends a vote “FOR” all nominees and “FOR” proposals 2-10.In his/her discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. (Items to be voted appear on reverse side)The LivaNova PLC 2026 Annual General Meeting will be held on June 10, 2026 at 3:00 pm British Summer Time/10:00 am Eastern Time, virtually at meetnow.global/MM4W4G7. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.